--------------------------------------------------------------------------------

MONY Master

--------------------------------------------------------------------------------

Prospectus Portfolio

--------------------------------------------------------------------------------
Flexible Payment

Variable Annuity
Issued by
MONY Life Insurance Company

MONY Series Fund, Inc.
Enterprise Accumulation Trust

May 1, 1999
--------------------------------------------------------------------------------

                                   PROSPECTUS
                               Dated May 1, 1999

             Individual Flexible Payment Variable Annuity Contracts

                                   Issued By

                            MONY Variable Account A
                          MONY Life Insurance Company

MONY Life Insurance Company issues the flexible payment variable annuity contract described in this prospectus. Among the contract's many terms are:

Allocation of Purchase Payments and Surrender Value

- You can tell us what to do with your purchase payments. You can also tell us what to do with the Cash Value your contract may create for you resulting from those purchase payments.

    - You can tell us to place them into a separate account. That separate account is called MONY Variable Account A.

       - If you do, you can also tell us to place your purchase payments and Cash Values into any or all of 9 different subaccounts. Each of these subaccounts seeks to achieve a different investment objective. The subaccounts invest in shares of the following portfolios of the MONY Series Fund, Inc. and The Enterprise Accumulation Trust.

    - MONY Series Fund, Inc.

     - Money Market Portfolio, Government Securities Portfolio, Long Term Bond Portfolio and Intermediate Term Bond Portfolio

    - The Enterprise Accumulation Trust

     - Equity Income Portfolio, Managed Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, International Growth Portfolio and High Yield Bond Portfolio

    - You can also tell us to place some or all of your purchase payments and Cash Values into our Guaranteed Interest Account. Our account will pay you a guaranteed interest rate annually, and we will guarantee that those purchase payments and Cash Values will not lose any value, so long as you leave the purchase payments and Cash Values in the Account. Purchase payments and Cash Values you place into the Guaranteed Interest Account become part of our assets.

Living Benefits

    - Annuity Benefits

     - This contract is designed to pay to you the Cash Value in periodic installments.

    - Cash Value Benefits

       - You may ask for some or all of the contract's Cash Value at any time. If you do, we may deduct a surrender charge.

Death Benefit

- We will pay a death benefit to your beneficiary upon the death of the person you name as annuitant before the annuity commencement date.

Fees and Charges

- The contract allows us to deduct certain charges from the surrender value. These charges are detailed in this prospectus.

STATEMENT OF ADDITIONAL INFORMATION

A Statement of Additional Information dated May 1, 1999 containing additional information about the Contracts is incorporated herein by reference. It has been filed with the Securities and Exchange Commission and is available from the Company without charge upon written request to the address shown on the request form on page 42 of this prospectus or by telephoning 1-800-487-6669. The Table of Contents of the Statement of Additional Information can be found on page 42 of this prospectus.

This prospectus is not an offer to sell or a solicitation of an offer to buy the Contracts in any jurisdiction where such may not be lawfully made.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of the prospectus. Any representation to the contrary is a criminal offense. This prospectus contains basic information that you should know before investing. It comes with prospectuses for the MONY Series Fund, Inc., Enterprise Accumulation Trust, the Guaranteed Interest Account and MONY Life Insurance Company. You should read these prospectuses carefully and keep them for future reference.

                          MONY Life Insurance Company
                    1740 Broadway, New York, New York 10019
                                 1-800-487-6669

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Summary of the Contract.....................................  1
  Purpose of the Contract...................................  1
  Purchase Payments and Cash Values.........................  1
  MONY Variable Account A...................................  2
  Guaranteed Interest Account...............................  2
  Minimum Purchase Payments.................................  2
  Transfer of Cash Values...................................  2
  Surrender.................................................  3
  Charges and Deductions....................................  3
  Right to Return Contract Provision........................  3
  Death Benefit.............................................  3
Detailed Information About the Company
  and MONY Variable Account A...............................  9
  MONY Life Insurance Company...............................  9
  Year 2000 Issue...........................................  9
  MONY Variable Account A...................................  11
The Funds...................................................  13
  MONY Series Fund Inc. ....................................  13
  Enterprise Accumulation Trust.............................  14
  Purchase of Portfolio Shares by MONY Variable Account A...  16
  Guaranteed Interest Account...............................  16
Detailed Information About the Policy.......................  17
  Payment and Allocation of Purchase Payments...............  17
Surrenders..................................................  23
Death Benefit...............................................  24
  Death Benefit Provided by the Contract....................  24
  Election and Contract Date of Election....................  24
  Payment of Death Benefit..................................  25
Charges and Deductions......................................  25
  Deductions from Purchase Payments.........................  25
  Charges Against Cash Value................................  26
Annuity Provisions..........................................  29
  Annuity Payments..........................................  29
  Election and Change of Settlement Option..................  30
  Settlement Options........................................  30
  Frequency of Annuity Payments.............................  31
  Additional Provisions.....................................  31
Other Provisions............................................  32
  Ownership.................................................  32
  Provision Required by Section 72(s) of the Code...........  32
  Provision Required by Section 401(a)(9) of the Code.......  33
  Contingent Annuitant......................................  33
  Assignment................................................  34
  Change of Beneficiary.....................................  34
  Substitution of Securities................................  35

                                                              PAGE
                                                              ----
  Modification of the Contracts.............................  35
  Change in Operation of MONY Variable Account A............  35
Voting Rights...............................................  35
Distribution of the Contracts...............................  37
Federal Tax Status..........................................  37
  Introduction..............................................  37
  Tax Treatment of the Company..............................  37
  Taxation of Annuities in General..........................  37
  Annuity Contracts Governed by Section 403(b) of the
     Code...................................................  38
  Retirement Plans..........................................  39
Special Exchange Offer......................................  40
Performance Data............................................  40
Additional Information......................................  41
Legal Proceedings...........................................  41
Financial Statements........................................  41

                            SUMMARY OF THE CONTRACT

     This summary provides you with a brief overview of the more important aspects of your Contract. It is not intended to be complete. More detailed information is contained in this prospectus on the pages following this Summary and in your contract. This summary and the entire prospectus will describe the part of the contract involving MONY Variable Account A. The prospectus also briefly will describe the Guaranteed Interest Account And the portfolios offered by MONY Series Fund, Inc. and Enterprise Accumulation Trust. More detailed information about the Guaranteed Interest Account is contained in the prospectus attached to this prospectus and in your contract. More detailed information about the portfolios offered by MONY Series Fund, Inc. and Enterprise Accumulation Trust is contained in the prospectus attached to this prospects.

                                  DEFINITIONS

THIS PROSPECTUS CONTAINS SOME SPECIALIZED TERMS. WE HAVE DEFINED SPECIALIZED TERMS ON THE PAGE WHERE THEY FIRST APPEAR. THE DEFINITIONS WILL APPEAR ON THE PAGE IN A BOX LIKE THIS ONE.

PURPOSE OF THE CONTRACT

     The Contract is an Individual Flexible Payment Variable Annuity Contract (the "Contract" or "Contracts").

     The Contract is designed to allow an Contractholder to make purchase payments to the Company under the Contract. Those purchase payments are allocated at the Contractholder's choice among the subaccounts of MONY Variable Account A and the Guaranteed Interest Account. Those purchase payments can accumulate for a period of time and create Cash Values for the Contractholder. The Contractholder can chose the length of time that such purchase payments may accumulate. The Contractholder may chose at some point in the future to receive annuity benefits based upon those accumulated Cash Values.

     An Contractholder may use the Contract's design to accumulate Cash Values for various purposes including retirement or to supplement other retirement programs. Some of these retirement programs (the "Qualified Plans") may qualify for federal income tax advantages available under Sections 401, 403, 408, and 457 of the Internal Revenue Code (the "Code").

QUALIFIED PLANS -- Retirement plans that receive favorable tax treatment under
Section 401, 403, 408 or 457 of the Internal Revenue Code.

QUALIFIED CONTRACTS -- Contracts issued under Qualified Plans.

     The Contract is also designed to allow the Contractholder to request payments of part or all of the accumulated Cash Values before the Contractholder begins to receive annuity benefits. This payment may result in the imposition of a surrender charge. It may also be subject to income and other taxes.

PURCHASE PAYMENTS AND CASH VALUES

     The purchase payments you make for the Contract are received by the Company. Currently those purchase payments are not subject to taxes imposed by the United States Government or any state or local government.

     You may allocate your purchase payments to one or more of the subaccounts of MONY Variable Account A that are available under the Contract and/or to the Guaranteed Interest Account. The purchase payments you allocate among the various subaccounts of MONY Variable Account A may increase or decrease in value on any day depending on the investment experience of the subaccounts you select. There is no guarantee that the value of the purchase payments you allocate to any of the subaccounts of MONY Variable Account A will increase or that the purchase payments you make will not lose value.

     Purchase payments you allocate to the Guaranteed Interest Account will be credited with interest at a rate determined by the Company. That rate will not be less than 3.5%.

MONY VARIABLE ACCOUNT A

     MONY Variable Account A is a separate investment account of MONY Life Insurance Company (the "Company"). MONY Variable Account A's assets are owned by the Company, but are not chargeable with liabilities arising from any other business the Company conducts.

     The subaccounts of MONY Variable Account A invest in shares of MONY Series Fund, Inc. and The Enterprise Accumulation Trust (collectively called the "Funds") at their net asset value. (See "The Funds" at page 13. Contractholder bear the entire investment risk for all amounts allocated to MONY Variable Account A subaccounts.

CONTRACTHOLDERS -- The person so designated in the application. If a Contract has been absolutely assigned, the assignee becomes the Contractholder. A collateral assignee is not the Contractholder.

PURCHASE PAYMENT (PAYMENT) -- An amount paid to the Company by the Contractholder or on the Contractholder's behalf as consideration for the benefits provided by the Contract.

GUARANTEED INTEREST ACCOUNT

     The Guaranteed Interest Account is part of the Company's general account. It consists of all the Company's assets other than assets allocated to segregated investment accounts of the Company. Net Purchase Payments allocated to the Guaranteed Interest Account will be credited with interest at rates guaranteed by the Company for specified periods. (See "Guaranteed Interest Account" at page 16.)

CASH VALUE -- The dollar value as of any Valuation Date of all amounts accumulated under the
Contract.
VALUATION DATE -- Each day that the New York Stock Exchange is open for trading.

MINIMUM PURCHASE PAYMENTS

     The minimum purchase payment for individuals varies depending upon the purchaser of the contract and the method of paying the purchase payments. See "Payment and Allocation of Payment on page 17.

     Additional purchase payments of at least $100 may be made at any time. However, for certain automatic payment plans, the smallest additional payment is $50. (See "Issuance of the Contract" at page 17.) The Company may change any of these requirements in the future.

TRANSFER OF CASH VALUES

     You may transfer Cash Value among the subaccounts and to or from the Guaranteed Interest Account. Transfers may be made by telephone if the proper form has been completed, signed, and received by the Company at its Operations Center located at 1 MONY Plaza, Syracuse, New York 13202. See "Transfers", page 21.

SURRENDER

     You may surrender all or part of the Contract at any time and receive its surrender value while the annuitant is alive prior to the annuity commencement date. We may impose a surrender charge. The amounts you receive upon surrender may be subject to income taxes. (See "Federal Tax Status" at page 37.)

CHARGES AND DEDUCTIONS

     The Contract provides for the deduction of various charges and expenses from the Cash Value of the Contract. These deductions are summarized in the table on page 25 and discussed in greater detail beginning on page 25.

NON-QUALIFIED CONTRACTS -- Contracts issued under Non-Qualified Plans.

NON-QUALIFIED PLANS -- Retirement Plans that do not receive favorable tax treatment under Sections 401, 403, 408, or 457 of the Internal Revenue Code.

RIGHT TO RETURN CONTRACT PROVISION

     You have the right to examine the Contract when you receive it. You may return the Contract for any reason within ten days from the day you receive it. You will receive a full refund of the purchase payments received by the Company. During the Free Look Period, purchase payments will be retained in the Money Market Subaccount of Variable Account A.

DEATH BENEFIT

     If the Annuitant (and the Contingent Annuitant, if any) dies before the date the annuity payments start, the Company will pay a death benefit to the Beneficiary. Under certain circumstances, an Enhanced Death Benefit may be payable. If the Annuitant dies after annuity payments start, no death benefit is payable except as may be payable under the settlement option selected. (See "Death Benefit" at page 24.)

ANNUITANT -- The person upon whose continuation of life any annuity payment depends.

CONTINGENT ANNUITANT -- The party designated by the Contractholder to become the Annuitant, subject to certain conditions, on the death of the Annuitant.

BENEFICIARY -- The party entitled to receive benefits payable at the death of the Annuitant or (if applicable) the Contingent Annuitant.

                          MONY LIFE INSURANCE COMPANY

                            MONY VARIABLE ACCOUNT A
               TABLE OF FEES FOR THE YEAR ENDED DECEMBER 31, 1998

CONTRACTHOLDER TRANSACTION EXPENSES:
Maximum Deferred Sales Load (Surrender Charge)
  (as a percentage of amount surrendered)...................         7%*

MAXIMUM ANNUAL CONTRACT CHARGE..............................   $    30**

MAXIMUM TRANSFER CHARGE.....................................   $    25**

SEPARATE ACCOUNT ANNUAL EXPENSES:
Maximum Mortality and Expense Risk Fees.....................      1.25%***
Total Separate Account Annual Expenses......................      1.25%***

ANNUAL EXPENSES OF MONY SERIES FUND, INC. AND THE ENTERPRISE
  ACCUMULATION TRUST:

                             MONY SERIES FUND, INC.

              ANNUAL EXPENSES FOR THE YEAR ENDED DECEMBER 31, 1998
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                                                GOVERNMENT
                                           INTERMEDIATE TERM     LONG TERM      SECURITIES   MONEY MARKET
                                            BOND PORTFOLIO     BOND PORTFOLIO   PORTFOLIO     PORTFOLIO
                                           -----------------   --------------   ----------   ------------
Expenses (After Reimbursement)...........         .11%(1)           .07%(1)        .13%(1)       .05%(1)
Management Fees..........................         .50%              .50%           .50%          .40%
Total Annual Expenses....................         .61%              .57%           .63%          .45%

                         ENTERPRISE ACCUMULATION TRUST

              ANNUAL EXPENSES FOR THE YEAR ENDED DECEMBER 31, 1998
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                           SMALL+                                    HIGH
                                                           COMPANY                INTERNATIONAL     YIELD
                                               EQUITY       VALUE      MANAGED       GROWTH          BOND
                                              PORTFOLIO   PORTFOLIO   PORTFOLIO     PORTFOLIO     PORTFOLIO
                                              ---------   ---------   ---------   -------------   ---------
Expenses....................................    .05%(2)     .05%(2)      .04%(2)       .37%(2)       .12%(2)
Management Fees.............................    .78%        .80%         .72%          .85%          .60%
Total Accumulation Trust Annual Expenses
  After Reimbursement.......................    .83%        .85%         .76%         1.22%          .72%

---------------

  * The Surrender Charge percentage, which reduces to zero as shown in the table on page 28, is determined by the number of Contract Anniversaries since a purchase payment was received. The Surrender Charge may be reduced under certain circumstances which include reduction in order to guarantee that certain amounts may be received free of surrender charge. See "Charges against Cash Value -- Guaranteed Free Surrender Amount" at page 29.

 ** For Non-Qualified Contracts the Annual Contract Charge is currently $30. For
    Qualified Contracts (other than those issued for IRA and SEP-IRA) the Annual Contract Charge is $15 per contract year. However, the Company may in the future change the amount of the charge to an amount not exceeding $50 per contract year. See "Charges Against Cash Value -- Annual Contract Charge", at page 26. The Transfer Charge currently is $0. However, the Company has reserved the right to impose a charge for each transfer, which will not exceed $25. See "Charges Against Cash Value -- Transfer Charge" at page 27.

*** The Mortality and Expense Risk charge is deducted daily equivalent to a current annual rate of 1.25 percent from the value of the net assets of the Separate Account.

  + The name, but not the investment objectives or policies, of the Small Cap
    Portfolio was changed effective May 1, 1998 to the Small Company Value Portfolio.

(1) Expenses also include custodial credit percentages as follows: Intermediate Term Bond -- .009%; Long Term Bond -- .005%; Government Securities -- .012%; Money Market -- .004%. Absent custodial credits, expenses would have been as follows: Intermediate Term Bond -- .62%, Long Term Bond -- .58%, Government Securities -- .64% and Money Market -- .45%.

(2) Reflects expense reimbursements in effect since May 1, 1996. Absent these expense reimbursements, expenses would have been as follows: Equity -- .83%; Small Company Value -- .85%; Managed -- .76%; International Growth -- 1.22%; and High Yield Bond -- .72%. The Equity, Small Company Value, and Managed Portfolio reimbursements relate to mutual fund accounting expense.

     The purpose of the Table of Fees beginning on page 4 is to assist the Contractholder in understanding the various costs and expenses that the Contractholder will bear, directly or indirectly. The table reflects the expenses of the separate account as well as of MONY Series Fund, Inc. and Enterprise Accumulation Trust. MONY Series Fund, Inc. and the Enterprise Accumulation Trust have provided information relating to their respective operations. The expenses borne by the Separate Account are explained under the caption "Charges and Deductions" at page 25 of this Prospectus. The expenses borne by the MONY Series Fund, Inc. are explained under the caption "Management of the Fund at page 15 of the accompanying prospectus for MONY Series Fund, Inc.. The expenses borne by the Enterprise Accumulation Trust assume that the expense reimbursements in effect on and after May 1, 1990 for the Equity, Small Company Value, and Managed Portfolios which limit the total annual expenses to 1.00% of average net assets and expense reimbursements which, on and after November 16, 1994 (commencement of operations), limit the total annual expenses of the International Growth Portfolio to 1.55% of average net assets and the High Yield Bond Portfolio to .85% of average net assets, will continue throughout the period shown and are explained under the caption "Portfolio Management" at page 19 of the accompanying prospectus for the Accumulation Trust. Effective on and after May 1, 1996 and at least through April 1, 1999, as a part of the increase in investment advisory fees, the investment adviser has agreed to reimburse the Accumulation Trust for expenses which exceed .95% of the average daily net assets of the Equity, Small Company Value, and Managed Portfolios of the Trust. The table does not reflect income taxes or penalty taxes which may become payable under the Internal Revenue Code or premium or other taxes which may be imposed under state or local laws.

EXAMPLE

     If you surrender your Contract at the end of the time periods shown below, you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:

                                                              AFTER     AFTER     AFTER     AFTER
                         SUBACCOUNT                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
                         ----------                           ------   -------   -------   --------
Equity......................................................   $85      $121      $160       $248
Small Company Value.........................................   $85      $121      $161       $250
Managed.....................................................   $84      $119      $156       $241
International Growth........................................   $89      $133      $179       $288
High Yield Bond.............................................   $83      $117      $154       $237
Intermediate Term Bond......................................   $82      $114      $149       $226
Long Term Bond..............................................   $82      $113      $147       $222
Government Securities.......................................   $83      $115      $150       $229
Money Market................................................   $81      $109      $140       $208

     If you annuitize at the end of the time periods shown below, you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:

                                                              AFTER     AFTER     AFTER     AFTER
                         SUBACCOUNT                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
                         ----------                           ------   -------   -------   --------
Equity......................................................   $85      $121      $115       $248
Small Company Value.........................................   $85      $121      $116       $250
Managed.....................................................   $84      $119      $112       $241
International Growth........................................   $89      $133      $135       $288
High Yield Bond.............................................   $83      $117      $110       $237
Intermediate Term Bond......................................   $82      $114      $105       $226
Long Term Bond..............................................   $82      $113      $103       $222
Government Securities.......................................   $83      $115      $106       $229
Money Market................................................   $81      $109      $ 96       $208

     If you do not surrender your Contract at the end of the time periods shown below, you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:

                                                              AFTER     AFTER     AFTER     AFTER
                         SUBACCOUNT                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
                         ----------                           ------   -------   -------   --------
Equity......................................................   $22       $67      $115       $248
Small Company Value.........................................   $22       $68      $116       $250
Managed.....................................................   $21       $65      $112       $241
International Growth........................................   $26       $79      $135       $288
High Yield Bond.............................................   $21       $64      $110       $237
Intermediate Term Bond......................................   $20       $61      $105       $226
Long Term Bond..............................................   $19       $60      $103       $222
Government Securities.......................................   $20       $62      $106       $229
Money Market................................................   $18       $56      $ 96       $208

     The examples above should not be considered a representation of past or future expenses, and actual expenses may be greater or lesser than those shown. All Variable Account expenses as well as portfolio company (MONY Series Fund, Inc. and the Enterprise Accumulation Trust) expenses, net of expense reimbursements, are reflected in the examples. Not reflected in the examples which assume surrender at the, end of each time period are income taxes and penalty taxes which may become payable under the Internal Revenue Code or premium or other taxes which may be imposed under state or local laws.

                        CONDENSED FINANCIAL INFORMATION
                          MONY LIFE INSURANCE COMPANY
                            MONY VARIABLE ACCOUNT A
                           ACCUMULATION UNIT VALUES*

                                                                               UNIT VALUE**
                                          --------------------------------------------------------------------------------------
                                                      DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,
              SUB-ACCOUNT                 INCEPTION     1989       1990       1991       1992       1993       1994       1995
              -----------                 ---------   --------   --------   --------   --------   --------   --------   --------
Equity..................................   $10.00      $12.30     $11.88     $15.40     $17.94     $19.11     $19.60     $26.82
Small Company Value.....................    10.00       11.88      10.58      15.49      18.60      21.96      21.69      24.05
Intermediate Term Bond..................    10.00       11.13      11.76      13.40      14.15      15.07      14.66      16.62
Long Term Bond..........................    10.00       11.83      12.41      14.43      15.50      17.49      16.21      20.84
Government Securities...................    10.00          --         --         --         --         --       9.99      10.94
High Yield Bond.........................    10.00          --         --         --         --         --      10.04      11.56
International Growth....................    10.00          --         --         --         --         --       9.91      11.22
Managed.................................    10.00       13.61      12.96      18.70      21.92      23.90      24.21      35.15
Money Market............................    10.00       11.32      12.08      12.62      12.88      13.08      13.42      14.01

                                                   UNIT VALUE**
                                          ------------------------------
                                          DEC. 31,   DEC. 31,   DEC. 31,
              SUB-ACCOUNT                   1996       1997       1998
              -----------                 --------   --------   --------
Equity..................................   $33.18     $41.22     $44.75
Small Company Value.....................    26.43      37.69      40.80
Intermediate Term Bond..................    17.02      18.11      19.22
Long Term Bond..........................    20.51      22.99      24.99
Government Securities...................    11.20      11.85      12.51
High Yield Bond.........................    12.90      14.45      14.78
International Growth....................    12.48      12.98      14.72
Managed.................................    42.88      52.73      56.22
Money Market............................    14.54      15.12      15.72

                                          DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,    DEC. 31,    DEC. 31,    DEC. 31,
              SUB-ACCOUNT                   1989       1990       1991       1992       1993        1994        1995        1996
              -----------                 --------   --------   --------   --------   ---------   ---------   ---------   ---------
Equity..................................   81,273    137,731    185,946    315,372      496,795     651,102     798,552   1,123,086
Small Company Value.....................   34,030     53,185     80,022    198,539      529,142     742,341     807,452     837,807
Intermediate Term Bond..................   84,415    129,272    186,026    243,826      354,965     398,645     398,283     381,313
Long Term Bond..........................   75,208    215,001    276,879    377,464      499,364     476,335     495,169     503,775
Government Securities...................       --         --         --         --           --       2,571      83,571     162,102
High Yield Bond.........................       --         --         --         --           --      14,621      92,358     247,295
International Growth....................       --         --         --         --           --      19,197     167,074     472,752
Managed.................................  471,771    813,411    972,640    1,571,876  2,941,211   3,528,618   4,253,824   5,150,485
Money Market............................  218,778    299,411    456,647    570,819      620,100     872,441   1,227,811   1,355,274

                                          DEC. 31,    DEC. 31,
              SUB-ACCOUNT                   1997        1998
              -----------                 ---------   ---------
Equity..................................  1,428,789   1,510,836
Small Company Value.....................  1,042,727   1,087,406
Intermediate Term Bond..................    436,486     561,493
Long Term Bond..........................    604,629     847,628
Government Securities...................    302,006     581,295
High Yield Bond.........................    502,892     732,343
International Growth....................    664,152     711,551
Managed.................................  5,633,476   5,369,272
Money Market............................  1,543,043   3,114,064

---------------
 * MONY Legacy Variable Account A commenced operations on December 30, 1987. The Intermediate Term Bond, Long Term Bond, and Money Market Subaccounts became available for allocation on that date, however, only the Money Market Subaccount had operations in 1987. The Equity, Small Company Value, and Managed Subaccounts became available for allocation on August 1, 1988, and the Government Securities, International Growth, and High Yield Bond Subaccounts became available for allocation on November 16, 1994.

** This table reflects the Accumulation Unit Values for the Contracts prior to the merger of MONY Legacy Life Insurance Company into the Company, which became effective on February 28, 1991, as well as Accumulation Unit Values resulting from operations thereafter. As a result of the merger, all assets, reserves, and other liabilities, and, therefore, all Accumulation Unit Values, became assets, reserves, and other liabilities, and accumulation unit values of the MONY Variable Account A. The table reflects historical performance and is not indicative of future results.

      The following chart may help you understand how the contract works:

[MONY ORGANIZATIONAL CHART]

                     DETAILED INFORMATION ABOUT THE COMPANY
                          AND MONY VARIABLE ACCOUNT A

MONY LIFE INSURANCE COMPANY

     MONY Life Insurance Company issues the contract. In this prospectus MONY Life Insurance Company is called the "Company". The Company is a stock life insurance company organized in the State of New York. The Company is currently licensed to sell life insurance and annuities in 50 states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands.

     The principal office of the Company is located at 1740 Broadway, New York, New York. The Company was organized as a mutual life insurance company under the laws of the State of New York in 1842 under the name The Mutual Life Insurance Company of New York. In 1998, The Mutual Life Insurance Company of New York converted to a stock company through demutualization and was renamed MONY Life Insurance Company. The demutualization did not have any material effect on MONY Variable Account A or the Contract.

     At May 1, 1999, the rating assigned to the Company by A.M. Best Company, Inc., an independent insurance company rating organization, was A -- (Excellent). This rating is based upon an analysis of financial condition and operating performance through the end of 1997. The A.M. Best rating of the Company should be considered only as bearing on the ability of the Company to meet its obligations under the policies.

YEAR 2000 ISSUE

     The Year 2000 issue is the result of widespread use of computer programs which use two digits (rather than four) to define a year. By use of a two-digit field, the industry avoided the greater cost of additional mainframe capacity. As a result, any of the Company's computer systems that have time-sensitive software may recognize a date using "00" as the year 1900 rather than the Year 2000. This could result in a major system failure or in miscalculations.

  State of Readiness

     In 1996, the Company, on behalf of itself and its affiliates, initiated a formal Year 2000 Project to resolve the Year 2000 issue. The scope of the Project was identified, and funding was established. In early 1997, the Company retained Command Systems, Inc., and Keane, Inc. to assist the Company in bringing the Company's computer and information systems into Year 2000 compliance. The Company's overall goal for information technology ("IT") related items is to have business-critical hardware and software compliant by December 31, 1998, with additional testing and enterprise end-to-end testing occurring in 1999. MONY has also retained Technology Resource Solutions to assist in the evaluation of Year 2000 issues affecting the Company's non-IT systems in facilities and equipment which may contain date logic in embedded chips. MONY's overall goal is to have all non-IT systems compliant by mid-1999.

     The scope of the Project includes:

     - ensuring the compliance of all applications, operating systems and hardware on mainframe, PC and LAN platforms;

     - ensuring the compliance of voice and data network software and hardware; addressing issues related to non-IT systems in buildings, facilities and equipment which may contain date logic in embedded chips; and

     - addressing the compliance of key vendors and other third parties.

     The phases of the Project are:

          (1) inventorying Year 2000 items and assigning priorities;

          (2) assessing the Year 2000 compliance of items;

          (3) remediating or replacing items that are determined not to be Year 2000 compliant;

          (4) testing items for Year 2000 compliance; and

          (5) designing and implementing Year 2000 contingency and business continuity plans.

     To determine that all IT systems (whether internally developed or purchased) are Year 2000 compliant, each system is tested using a standard testing methodology which includes unit testing, baseline testing, and future date testing. Future date testing includes critical dates near the end of 1999 and into the Year 2000, including leap year testing.

     The inventory and assessment phases of the Project were completed prior to mid 1998. At December 31, 1998, all of the Company's application systems had been remediated, and current date tested. In addition, approximately 94% of the Company's applications had been future date tested, with future date testing for the remaining 6% scheduled for completion by mid-1999. New implemented applications and new releases of software packages will be tested in 1999 as part of the implementation process. Approximately 87% of the operating systems, systems software, and hardware for mainframe, PC and LAN platforms were deemed compliant based on information supplied by vendors verbally, in writing, or on the vendor's Internet site. Of the IT business critical items, essentially all were compliant and tested by December 31, 1998. The remaining items will be resolved and tested in the first quarter of 1999. Approximately 50% of non-IT business critical items had been remediated as of December 31, 1998. Ongoing testing for Year 2000 compliance will continue in 1999, and is expected to be completed by mid-1999.

     As part of the Project, significant service providers, vendors, suppliers, and other third parties that are believed to be critical to business operations after January 1, 2000, have been identified and steps are being undertaken in an attempt to reasonably ascertain their stage of Year 2000 readiness through questionnaires, interviews, on-site visits, and other available means.

  Costs

     The estimated total cost of the Year 2000 Project is approximately $26.0 million. The total amount expended on the Project through December 31, 1998 was $23 million which includes $16 million for external vendor costs, and $7 million for internal costs. The estimated future cost of completing the Year 2000 Project is estimated to be approximately $3 million, which includes $1 million for external vendor costs, and $2 million for internal costs. These amounts include costs associated with the current development of contingency plans.

  Risks

     The Company believes that completed and planned modifications and conversions of its internal systems and equipment will allow it to be Year 2000 compliant in a timely manner. There can be no assurance, however, that the Company's internal systems or equipment or those third parties on which the Company relies will be Year 2000 compliant in a timely manner or that the Company's or third parties' contingency plans will mitigate the effects of any noncompliance. The failure of the systems or equipment of the Company or third parties (which the Company believes is the most reasonable likely worst case scenario) could affect the distribution and sale of life insurance, annuity and investment products and could have a material effect on the Company's financial position and results of operations.

  Contingency Plans

     The Company has retained outside consultants to assist in the development of Business Continuity Plans, which includes identification of third party service providers, information systems, equipment, facilities, and other items which are mission critical to the operation of the business. In conjunction with this effort, the Company is developing a Year 2000 Contingency Plan to address failures due to the Year 2000 problem of third parties and other items, which are critical to the ongoing operation of the business. The Contingency Plan includes the performance of alternate processing as well as consideration for changing third party service providers, vendors, and suppliers if necessary. The scheduled date for completion of the Contingency Plan is mid 1999. The Company believes that due to the pervasive nature of potential Year 2000 issues, the contingency planning process is an ongoing one that will require further modifications as the Company obtains additional information regarding the status of third party Year 2000 readiness.

     MONY Series Fund and the Accumulation Trust have reviewed their investment advisers and other suppliers of services with respect to the Year 2000 issue. MONY Series Fund and the Accumulation Trust prospectuses, which are included in the Prospectus Portfolio, contain the results of these reviews. See MONY Series Fund prospectus at page 15. Accumulation Trust prospectus at page 19.

MONY VARIABLE ACCOUNT A

     MONY Variable Account A is a separate investment account of the Company. Presently, only purchase payments for individual flexible payment variable annuity contracts are permitted to be allocated to MONY Variable Account A. The assets in MONY Variable Account A are kept separate from the general Account Assets and other separate accounts of the Company.

     The Company owns the assets in MONY Variable Account A. The Company is required to keep assets in MONY Variable Account A that equal the total market value of the contract liabilities funded by MONY Variable Account A. Realized or unrealized income gains or losses of MONY Variable Account A are credited or charged against MONY Variable Account A assets without regard to the other income, gains or losses of the Company. Reserves and other liabilities under the contracts are assets of MONY Variable Account A. MONY Variable Account A assets are not chargeable with liabilities of the Company's other businesses. All obligations under the contract are general corporate obligations of the Company. The Company may accumulate in MONY Variable Account A proceeds from various contract charges applicable to those assets. From time to time, any such additional assets may be transferred in cash to the Company's General Account.

     MONY Variable Account A was authorized by the Board of Directors of the Company and established under New York law on November 28, 1990. MONY Variable Account A is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act") as a unit investment trust. A unit investment trust is a type of investment company. This does not involve any supervision by the SEC or the management or investment policies or practices of MONY Variable Account A. For state law purposes, MONY Variable Account A is treated as a part or division of the Company.

     MONY Variable Account A is divided into subdivisions called subaccount. There are currently 9 subaccounts available to you. Each subaccount invests only in shares of a designated portfolio of MONY Series Fund, Inc or the Enterprise Accumulation Trust. For example, the Long Term Bond Subaccount invests solely in shares of the MONY Series Fund, Inc. Long Term Bond Portfolio. These portfolios serve only as the underlying investment for variable annuity and variable life insurance contracts issued through separate accounts of the Company or other life insurance companies. The portfolios may also be available to certain pension accounts. The portfolios are not available directly to individual investors. In the future, the Company may establish additional subaccounts of MONY Variable Account A. Future subaccounts may invest in other portfolios of the Funds or in other securities. MONY Series Fund, Inc. has a total of seven portfolios. Only four of the seven portfolios are available to you.

     The following table lists the subaccounts of MONY Variable Account A that are available to you, their respective investment objectives, and which Fund portfolio shares are purchased:

   --------------------------------------------------------------------------------------------
      SUBACCOUNT AND DESIGNATED PORTFOLIO                   INVESTMENT OBJECTIVE
   --------------------------------------------------------------------------------------------
   THE MONEY MARKET SUBACCOUNT                   Maximum current income consistent with
                                                 preservation of capital and maintenance of
   This subaccount purchases shares of the       liquidity. Tries to achieve objective by
   MONY Series Fund, Inc. Money Market           investing in money market instruments.
   Portfolio.
   --------------------------------------------------------------------------------------------

   --------------------------------------------------------------------------------------------
      SUBACCOUNT AND DESIGNATED PORTFOLIO                   INVESTMENT OBJECTIVE
   --------------------------------------------------------------------------------------------
   THE GOVERNMENT SECURITIES SUBACCOUNT          Maximum current income over the
                                                 intermediate term consistent with the
   This subaccount purchases shares of the       preservation of capital. Tries to achieve
   MONY Series Fund, Inc. Government             objective through investment in
   Securities Portfolio.                         highly-rated debt securities, U.S.
                                                 government obligations, and money market
                                                 instruments, with a dollar weighted
                                                 average life of up to ten years when
                                                 purchased.
   --------------------------------------------------------------------------------------------

   THE INTERMEDIATE TERM BOND SUBACCOUNT         Maximize income over the intermediate term
                                                 consistent with the preservation of
   This subaccount purchases shares of the       capital. Seeks to achieve objective by
   MONY Series Fund, Inc. Intermediate Term      investing in highly rated debt securities,
   Bond Portfolio.                               U.S. Government obligations, and money
                                                 market instruments, together having a
                                                 dollar-weighted average life of between 4
                                                 and 8 years.
   --------------------------------------------------------------------------------------------

   THE LONG TERM BOND SUBACCOUNT                 Maximize income over the longer term
                                                 consistent with preservation of capital.
   This subaccount purchases shares of the       Seeks to achieve objective by investing in
   MONY Series Fund, Inc. Long Term Bond         highly-rated debt securities, U.S.
   Portfolio.                                    Government obligations, and money market
                                                 instruments, together having a
                                                 dollar-weighted average life of more than
                                                 8 years.
   --------------------------------------------------------------------------------------------

   THE EQUITY SUBACCOUNT                         Long-term capital appreciation. Seeks to
                                                 achieve this objective by investing in a
   This subaccount purchases shares of the       diversified portfolio of primarily equity
   Enterprise Accumulation Trust Equity          securities selected on the basis of a
   Portfolio.                                    value-oriented approach to investing.
   --------------------------------------------------------------------------------------------

   THE MANAGED SUBACCOUNT                        Provide growth of capital over time. Seeks
                                                 to achieve investment objective by
   This subaccount purchases shares of the       investing in a portfolio consisting of
   Enterprise Accumulation Trust Managed         common stocks, bonds and cash equivalents,
   Portfolio.                                    the percentage of which vary over time
                                                 based on the investment manager assessment
                                                 of the relative investment values.
   --------------------------------------------------------------------------------------------

   THE SMALL COMPANY VALUE SUBACCOUNT            Capital appreciation. Pursues its
                                                 investment objective by investing in a
   This subaccount purchases shares of the       diversified portfolio of primarily equity
   Enterprise Accumulation Trust Small           securities of companies with market
   Company Value Portfolio.                      capitalization of under $1 billion.
   --------------------------------------------------------------------------------------------

   --------------------------------------------------------------------------------------------
      SUBACCOUNT AND DESIGNATED PORTFOLIO                   INVESTMENT OBJECTIVE
   --------------------------------------------------------------------------------------------
   THE INTERNATIONAL GROWTH SUBACCOUNT           Capital appreciation. Pursues its
                                                 investment objective primarily through a
   This subaccount purchases shares of the       diversified portfolio of non-United States
   Enterprise Accumulation Trust                 equity securities.
   International Growth Portfolio.
   --------------------------------------------------------------------------------------------

   THE HIGH YIELD BOND SUBACCOUNT                Maximum current income. Seeks to meet its
                                                 investment objective primarily by
   This subaccount purchases shares of the       investing in debt securities that are
   Enterprise Accumulation Trust High Yield      rated Ba or lower by Moody's Investors
   Bond Portfolio.                               Service, Inc. or BB or lower by Standard &
                                                 Poor's Corporation. These lower rated
                                                 bonds are commonly referred to as "Junk
                                                 Bonds." Bonds of this type are considered
                                                 to be speculative with regard to the
                                                 payment of interest and return of
                                                 principal. Investment in these types of
                                                 securities has special risks and
                                                 therefore, may not be suitable for all
                                                 investors. Investors should carefully
                                                 assess the risks associated with
                                                 allocating payments to this subaccount.
   --------------------------------------------------------------------------------------------

                                   THE FUNDS

     Each available subaccount of MONY Variable Account A will invest only in the shares of the designated portfolio of MONY Series Fund, Inc. or The Enterprise Accumulation Trust (collectively called the "Funds"). The Funds are registered with the SEC under the 1940 Act as open-end diversified management investment companies. These registrations do not involve supervision by the SEC of the management or investment practices or policies of the Funds. The Funds, or either of them, may withdraw from sale any or all the respective portfolios as allowed by applicable law.

MONY SERIES FUND, INC.

     Only shares of four of the seven portfolios of MONY Series Fund, Inc. can be purchased by a subaccount available to you. Each of the portfolios has different investment objectives and policies. MONY Life Insurance Company of America, a wholly-owned subsidiary of the Company ("MONY America") is a registered investment adviser under the Investment Advisers Act of 1940. MONY America serves as investment adviser to MONY Series Fund, Inc. It paid all expenses associated with organizing MONY Series Fund, Inc. when the Fund was organized in 1985. Those expenses included the costs of the initial registration of its securities. MONY America, as investment adviser, currently pays the compensation of the Fund's directors, officers, and employees who are affiliated in some way with the Company. MONY Series Fund, Inc. pays for all other expenses including, for example, the calculation of the net asset value of the portfolios. To carry out its duties as an investment adviser, MONY America has entered into a Services Agreement with the Company to provide personnel, equipment, facilities and other services. As the investment adviser to MONY Series Fund, Inc., MONY America receives a daily investment advisory fee for each portfolio (see chart below). Fees are deducted daily and paid to MONY America monthly.

     The following table describes the portfolios available and their respective investment advisers and the investment advisory fees:

--------------------------------------------------------------------------------------------
      PORTFOLIO AND INVESTMENT ADVISER                    INVESTMENT ADVISORY FEE
--------------------------------------------------------------------------------------------
  GOVERNMENT SECURITIES PORTFOLIO               Annual rate of 0.50% of the first $400
                                                million, 0.35% of the next $400 million, and
  MONY Life Insurance Company of America is     0.30% in excess of $800 million of the
  the Investment Adviser                        portfolio's aggregate average daily net
                                                assets.
--------------------------------------------------------------------------------------------

  LONG TERM BOND PORTFOLIO                      Annual rate of 0.50% of the first $400
                                                million, 0.35% of the next $400 million, and
  MONY Life Insurance Company of America is     0.30% in excess of $800 million of the
  the Investment Adviser.                       portfolio's aggregate average daily net
                                                assets.
--------------------------------------------------------------------------------------------

  INTERMEDIATE TERM BOND PORTFOLIO              Annual rate of 0.50% of the first $400
                                                million, 0.35% of the next $400 million, and
  MONY Life Insurance Company of America is     0.30% in excess of $800 million of the
  the Investment Adviser.                       portfolio's aggregate average daily net
                                                assets.
--------------------------------------------------------------------------------------------

  MONEY MARKET PORTFOLIO                        Annual rate of 0.40% of the first $400
                                                million, 0.35% of the next $400 million, and
  MONY Life Insurance Company of America is     0.30% of assets in excess of $800 million of
  the Investment Adviser.                       the portfolio's aggregate average daily net
                                                assets.
--------------------------------------------------------------------------------------------

ENTERPRISE ACCUMULATION TRUST

     Enterprise Accumulation Trust has ten portfolios, the shares of which can all be purchased by the subaccounts available to you. Enterprise Capital Management, Inc. ("Enterprise Capital"), a wholly owned subsidiary of MONY Life Insurance Company, is the investment adviser of Enterprise Accumulation Trust. Enterprise Capital is responsible for the overall management of the portfolios, including meeting the investment objectives and policies of the portfolios. Enterprise Capital contracts with sub-investment advisers to assist in managing the portfolios. For information about the sub-advisers for each portfolio, see page 19 of the Enterprise Accumulation Trust prospectus which accompanies this prospectus. Enterprise Accumulation Trust pays an investment advisory fee to Enterprise Capital which in turn pays the sub-investment advisers. Fees are deducted daily and paid to Enterprise Capital on a monthly basis. The sub-investment adviser and daily investment advisory fees and sub-investment advisory fees for each portfolio are shown in the table below:

------------------------------------------------------------------------------------------------------
PORTFOLIO AND SUB-INVESTMENT ADVISER     INVESTMENT ADVISER FEE        SUB-INVESTMENT ADVISER FEE
------------------------------------------------------------------------------------------------------
  EQUITY PORTFOLIO                    Annual rate of 0.80% of the     Annual rate of 0.40% up to
                                      first $400 million, 0.75% of    $1 billion, and 0.30% in
  OpCap Advisors (subsidiary of       the next $400 million and       excess of $1 billion of the
  Oppenheimer Capital) is the         0.70% in excess of $800         portfolio's aggregate
  sub-investment adviser.             million of the portfolio's      average daily net assets.
                                      aggregate average daily net
                                      assets.
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
PORTFOLIO AND SUB-INVESTMENT ADVISER     INVESTMENT ADVISER FEE        SUB-INVESTMENT ADVISER FEE
------------------------------------------------------------------------------------------------------
  MANAGED PORTFOLIO                   Annual rate of 0.80% of the     Annual rate of 0.40% up to
                                      first $400 million, 0.75% of    $1 billion, 0.30% in excess
  OpCap Advisors (subsidiary of       the next $400 million and       of $1 billion, and 0.25% in
  Oppenheimer Capital) is the         0.70% in excess of $800         excess of $2 billion of the
  sub-investment adviser.             million of the portfolio's      portfolio's aggregate
                                      aggregate average daily net     average daily net assets.
                                      assets.
------------------------------------------------------------------------------------------------------

  SMALL COMPANY VALUE PORTFOLIO       Annual rate of 0.80% of the     Annual rate of 0.40% of the
                                      portfolio's aggregate           first $1 billion and 0.30%
  Gabelli Asset Management, Inc. is   average daily net assets.       in excess of $1 billion of
  the sub-investment adviser.                                         the portfolio's aggregate
                                                                      average daily net assets.
------------------------------------------------------------------------------------------------------

  HIGH YIELD BOND PORTFOLIO           Annual rate of 0.60% of the     Annual rate of 0.30% of the
                                      portfolio's aggregate           first $100 million and 0.25%
  Caywood Scholl Capital Corporation  average daily net assets.       in excess of $100 million of
  is the sub-investment adviser.                                      the portfolio's aggregate
                                                                      average daily net assets.
------------------------------------------------------------------------------------------------------

  INTERNATIONAL GROWTH PORTFOLIO      Annual rate of 0.85% of the     Annual rate of 0.40% of the
                                      portfolio's aggregate           first $100 million, 0.35% of
  Vontobel USA Inc. is the            average daily net assets.       $100 million to $200
  sub-investment adviser.                                             million, 0.30% of $200 to
                                                                      $500 million and 0.25% in
                                                                      excess of $500 million of
                                                                      the portfolio's aggregate
                                                                      average daily net assets.
------------------------------------------------------------------------------------------------------

     The investment objectives of each portfolio are fundamental and may not be changed without the approval of the holders of a majority of the outstanding shares of the portfolio affected. For each of the Funds a majority means the lesser of:

          (1) 67% of the portfolio shares represented at a meeting at which more than 50% of the outstanding portfolio shares are represented, or

          (2) More than 50% of the outstanding portfolio shares.

     Each Contractholder should periodically review their allocation of purchase payments and Surrender Values among the subaccounts and the guaranteed interest account in light of their current objectives, the current market conditions, and the risks of investing in each of the Funds' various portfolios. A full description of the objectives, policies, restrictions, risks and expenses for each of the Funds' portfolios can be found in the accompanying prospectus for each of the Funds. The prospectus for each of the Funds should be read together with this prospectus.

PURCHASE OF PORTFOLIO SHARES BY MONY VARIABLE ACCOUNT A

     MONY Variable Account A will buy and redeem shares from the Funds at net asset value. Shares will be redeemed when needed for the Company to:

     - Collect charges under the Contracts.

     - Pay Surrender Value on full surrenders of the Contracts.

     - Fund partial surrenders.

     - Provide benefits under the Contracts.

     - Transfer assets from one subaccount to another or between one or more subaccounts of MONY Variable Account A and the Guaranteed Interest Account as requested by Contractholders.

     Any dividend or capital gain distribution received from a portfolio of a Fund will be:

     - Reinvested immediately at net asset value in shares of that portfolio.

     - Kept as assets of the corresponding subaccount.

SURRENDER VALUE -- The Contract's Cash Value, less (1) any applicable Surrender Charge, (2) and any applicable Annual Contract Charge.

     The Board of Directors of MONY Series Fund, Inc. and the Board of Trustees of The Enterprise Accumulation Trust monitor the respective Fund for the existence of material irreconcilable conflict between the interests of variable annuity Contractholders and variable life insurance Contractholders. The Boards shall report any such conflict to the boards of the Company and its affiliates. The Boards of Directors of the Company and its affiliates have agreed to be responsible for reporting any potential or existing conflicts to the Directors and Trustees of each of the Funds. The Boards of Directors of the Company and its affiliates will remedy any conflict at their own cost. The remedy may include establishing a new registered management investment company and segregating the assets underlying the variable annuity contracts and the variable life insurance contracts.

GUARANTEED INTEREST ACCOUNT

     The Guaranteed Interest Account is a part of the Company's General Account and consists of all the Company's assets other than assets allocated to segregated investment accounts of the Company, including MONY Variable Account A.

     Crediting of Interest. Net purchase payments allocated by a Contractholder to the Guaranteed Interest Account will be credited with interest at a rate declared by us. We guarantee that the rate will not be less than 4% (0.010746% compounded daily). For Contracts issued on and after May 1, 1994 (or on or after such later date as approval required in certain states is obtained), the rate declared by us is guaranteed not to be less than 3.5% (0.009426%, compounded daily). Each interest rate we declare will apply to all net purchase payments received or transfers from MONY Variable Account A completed within the period during which it is effective. Initial net purchase payments allocated to the Guaranteed Interest Account will be credited with interest at the rate in effect for the date on which, (1) the Contract is issued (and the funds transferred into the Money Market Subaccount) and (2) from and after the date on which the Free Look Privilege expires on all funds transferred from the Money Market Subaccount to the Guaranteed Interest Account. Amounts may be withdrawn from the Guaranteed Interest Account as a result of:

     - Transfer

     - Partial surrender

     - Any charge imposed in accordance with the Contract

Such withdrawals will be considered to be withdrawals of amounts (and any interest credited thereon) most recently credited to the Guaranteed Interest Account.

     Prior to the expiration of the period for which a particular interest rate was guaranteed, we will declare a renewal interest rate. The renewal interest rate will be effective for the succeeding period we determine.

     The Guaranteed Interest Account is described in greater detail in a separate prospectus attached to this prospectus for your convenience.

                     DETAILED INFORMATION ABOUT THE POLICY

     The Cash Value in MONY Variable Account A and in the Guaranteed Interest Account provide many of the benefits of your Contract. The information in this section describes the benefits, features, charges and major provisions of the Contract and the extent to which those depend upon the Cash Value, particularly the Cash Value in MONY Variable Account A. Attached to this prospectus is a prospectus describing the Guaranteed Interest Account and its various features, charges and major provisions.

PAYMENT AND ALLOCATION OF PURCHASE PAYMENTS

  Issuance of the Contract

     Individuals who want to buy a Contract must:

          (1) Complete an application.

          (2) Personally deliver the application to:

             (a) A licensed agent of the Company who is also a registered representative of the principal underwriter for the Contracts, MONY Securities Corporation ("MSC"), or

             (b) A registered representative of a broker dealer which had been authorized by MSC to sell the Contract.

          (3) Pay the minimum initial purchase payment.

     The minimum purchase payment for individuals varies depending upon the use of the Contract and the method of purchase. The chart below shows the minimum purchase payment for each situation.

-------------------------------------------------------------------------------------------------------
                     USE OF CONTRACT OR
             METHOD OF MAKING PURCHASE PAYMENT                      MINIMUM PURCHASE PAYMENT
-------------------------------------------------------------------------------------------------------
    Individual retirement accounts and annuities under    $2,000
    Section 408 of the Code (other than Simplified
    Employee Pensions)
-------------------------------------------------------------------------------------------------------
    Non-Qualified Plans                                   $2,000
-------------------------------------------------------------------------------------------------------
    H.R. 10 plans (self-employed individuals' retirement  $600 plans under 401 or 403 (c) of the Code), certain
    corporate or association retirement plans,
    Simplified Employee Pensions under Section 408 of
    the Code
-------------------------------------------------------------------------------------------------------
    Annuity purchase plans sponsored by certain           $600
    tax-exempt organizations, governmental entities, or
    public school systems under Section 403(b) of the
    Code, and deferred compensation plans under Section
    457 of the Code
-------------------------------------------------------------------------------------------------------
    Payroll deduction and automatic checking account      Annualized rate of $600 (i.e., $600 per year,
    withdrawal plans                                      $300 semiannually, $150 quarterly or $50 per
                                                          month)
-------------------------------------------------------------------------------------------------------
    Government Allotment Plans                            $50 per month
-------------------------------------------------------------------------------------------------------

     Effective January 1, 1989, the Contracts offered by this Prospectus have been withdrawn form sale in connections with Qualified Plans which intend to qualify for federal income tax advantages available under Section 403(b) of the Code.

GOVERNMENT ALLOTMENT PLANS -- Payroll deduction plans used for financial products by government employees.

Additional purchase payments of at least $100 may be made at any time. However, for certain automatic payment plans, the smallest additional payment is $50.

     The Company reserves the right to revise its rules from time to time to specify different minimum Purchase Payments. In addition, the prior approval of the Company is needed before it will accept a Purchase Payment if, with that
Payment:

          (1) Cumulative Purchase Payments made under any one or more Contracts held by the Contract Contractholder, less

          (2) The amount of any prior partial surrenders and their Surrender Charges, exceed

          (3) $1,500,000.

     The Company reserves the right to reject an application for any reason permitted by law.

CONTRACT DATE -- The date the contract begins as shown in the Contract.

     Net Purchase Payments received before the Contract Date will be held in the Company's General Account and will be credited with interest at not less than 3.5% per year if:

          (1) The Contract is issued by the Company, and

          (2) The Contract is accepted by the Contractholder.

No interest will be paid if the Contract is not issued or if it is declined by the Contractholder. Net Purchase Payments will be held in the Money Market Subaccount of MONY Variable Account A if:

          (1) The application is approved,

          (2) The Contract is issued, and

          (3) The Contractholder accepts the Contract.

These amounts will be held in that Account pending end of the Free Look Period.
(See "Free Look Privilege" on page   .) Interest will be credited on amounts
held in the General Account beginning on the date the amounts are received. Amounts are received on the day of actual receipt at the Company's Operation Center. The prospective buyer will be told the reasons for the delay, the initial Purchase Payment will be returned in full and the application declined if:

          (1) The application is not complete when received, and

          (2) The application is not completed within 5 days.

The application will not be declined if the prospective buyer consents to the Company's keeping the Purchase Payment until the application is completed.

  Free Look Privilege

     The Contractholder may return the Contract within 10 days of the delivery date. The Contract must be returned to the Company or any agent of the Company. When the Company receives the Contract, it will be voided as if it were never in effect. The amount to be refunded (except for contracts entered into in the Commonwealth of Pennsylvania) is equal to the greater of:

          (1) All purchase payments; and

          (2) (a)Cash Value of the contract (as of the date received at the Home Office or, if returned by mail, after being postmarked, properly addressed and postage prepaid) plus (b) any deductions from purchase payments (i.e. taxes for annuity considerations deducted, mortality and expense risk charges deducted in determining Unit value of MONY Variable Account A, and asset charges deducted in determining the share value of the Funds).

The amount to be refunded for contracts entered into in the Commonwealth of Pennsylvania is described in (2) above.

  Allocation of Payments and Cash Value

     Allocation of Payments. On the application, the Contractholder may allocate Net Purchase Payments to the subaccount(s) of MONY Variable Account A or to the Guaranteed Interest Account. Net Purchase Payments (and any interest thereon) are held in the Money Market Subaccount of MONY Variable Account A if they are received before the end of the Free Look Period. The Net Purchase Payments will initially be allocated to the Money Market Subaccount beginning on the later of:

          (1) The Contract Date of the Contract, and

          (2) The date the Payment is received at the Company's Operations
     Center.

     Net Purchase Payments will continue to be allocated to that subaccount until the Free Look Period expires (See "Free Look Privilege" above.) After the Free Look Period has expired and the correct and complete allocation notification has been received, the Contract's Cash Value will automatically be transferred to MONY Variable Account A subaccount(s) or to the Guaranteed Interest Account according to the Contractholder's percentage allocation.

     After the Free Look Period, under a non-automatic payment plan, if the Contractholder does not:

          (1) Specify the amount to be allocated among subaccounts, or

          (2) Specify the percentage to be allocated among subaccounts, or

          (3) The amount or percentage specified is incorrect or incomplete,

the Net Purchase Payments will be allocated under the Contractholder's most recent instructions on record with the Company. The amount specified must not be less than $10.00 and the percentage specified must not be less than 10% of the Payment. For automatic payment plans, Net Purchase Payments will be allocated according to the Contractholder's most recent instructions on record.

     The Contractholder may change the specified allocation formula for future Net Purchase Payments at any time without charge by sending written notification to the Company at the Operations Center. Prior allocation instructions may also be changed by telephone subject to the rules of the Company and its right to terminate telephone allocation. The Company reserves the right to deny any telephone allocation request. If all telephone lines are busy (for example, during periods of substantial market fluctuations), Contractholders may be unable to request telephone allocation changes by telephone. In such cases, a Contractholder would submit a written request. Any such change, whether made in writing or by telephone, will be effective when recorded on the records of the Company, in accordance with the requirements of state insurance departments and the Investment Company Act of 1940. The Company has adopted rules relating to changes of allocations by telephone which, among other things, outlines procedures designed, and which the Company believes are reasonable, to prevent unauthorized instructions. If these procedures are followed:

          (1) The Company shall not be liable for any loss as a result of following fraudulent telephone instructions, and

          (2) The Contractholder will therefore bear the entire risk of loss due to fraudulent telephone instructions.

A copy of the rules and the Company's form for electing telephone allocation privileges is available from licensed agents of the Company who are registered representatives of MSC or by calling 1-800-487-6669. The Company's form must be signed and received at the Company's Operations Center before telephone allocation instructions will be accepted.

     Net Purchase Payments may be allocated in whole percentages to any number of the available subaccounts and to the Guaranteed Interest Account. Allocations must be in whole percentages, and no allocation may be for less than 10% of a Net Purchase Payment. Allocation percentages must total 100%.

     When allocated Purchase Payments are received they are credited to subaccounts of MONY Variable Account A in the form of Units. The number of Units is determined by dividing the dollar amount allocated to a particular subaccount by the unit value for that subaccount for the Valuation Date on which the Purchase Payment is received.

  Calculating Unit Values for Each Subaccount

     The unit value of each subaccount on its first Valuation Date was set at $10.00. The Company computes the unit value of a subaccount on any later Valuation Date as follows:

          (1) Calculate the value of the shares of the portfolio belonging to the subaccount as of the close of business that Valuation Date. This calculation is done before giving effect to any policy transactions for that day, such as purchase payments or surrenders. For this purpose, the net asset value per share reported to the Company by the managers of the portfolio is used.

          (2) Add the value of any dividends or capital gains distributions declared and reinvested by the portfolio during the valuation period. Subtract from this amount a charge for taxes, if any.

          (3) Subtract a charge for the mortality and expense risk assumed by the Company under the policy. If the previous day was not a Valuation Date, then the charge is adjusted for the additional days between valuations.

          (4) Divide the resulting amount by the number of units held in the subaccount on the Valuation Date before the purchase or redemption of any units on that date.

     The unit value of these subaccounts may increase, decrease or remain the same from Valuation Date to Valuation Date. The Unit value depends on the investment performance of the portfolio of the Fund in which the subaccount invests and any expenses and charges deducted from MONY Variable Account A. The Contractholder bears the entire investment risk. Contractholders should periodically review their allocations of payments and values in light of market conditions and overall financial planning requirements.

  Calculation of Guaranteed Interest Account Cash Value

     Net Purchase Payments to be allocated to the Guaranteed Interest Account will be credited to that account on:

          (1) The date received at the Operations Center, or

          (2) If the day Payments are received is not a Valuation Date, then on the next Valuation Date.

Interest will be credited daily. That part of a Net Purchase Payments allocated to the Guaranteed Interest Account that exceeds the $250,000 limit imposed by the Company will be returned to the Contractholder.

  Calculation of Cash Value

     The Contract's Cash Value will reflect:

     - The investment performance of the selected subaccount(s) of MONY Variable Account A.

     - Amounts credited (including interest) to the Guaranteed Interest Account.

     - Any Net Purchase Payments.

     - Any Partial Surrenders.

     - All Contract charges (including surrender charges) imposed.

There is no guaranteed minimum Cash Value, except to the extent Net Purchase Payments have been allocated to the Guaranteed Interest Account. Because a Contract's Cash Value at any future date will be dependent on a number of variables, it cannot be predetermined.

     The Cash Value will be computed first on the Contract Date and thereafter on each Valuation Date. On the Contract Date, the Contract's Cash Value will be the Net Purchase Payments received plus any interest credited on those Payments during the period when Net Purchase Payments are held in the General Account. (See "Issuance of the Contract" at page 17.)

     After allocation of the amounts in the General Account to MONY Variable Account A or the Guaranteed Interest Account, on each Valuation Date, the Contract's Cash Value will be computed as follows:

          (1) Determine the aggregate of the Cash Values attributable to the Contract in each of the subaccounts on the Valuation Date. This is done by multiplying the subaccount's Unit value on that date by the number of subaccount Units allocated to the Contract;

          (2) Add any amount credited to the Guaranteed Interest Account. This amount is the aggregate of all Net Purchase payments and:

             - The addition of any interest credited.

             - Addition or subtraction of any amounts transferred.

             - Subtraction of any partial surrenders.

             - Subtraction of any Contract charges, deductions.

          (3) Add any Net Purchase Payment received on that Valuation Date;

          (4) Subtract any partial surrender amount and its Surrender Charge made on that Valuation Date;

          (5) Subtract any Annual Contract Charge deductible on that Valuation Date.

     In computing the Contract's Cash Value, the number of subaccount Units allocated to the Contracts is determined after any transfers among subaccounts or between one or more of the subaccounts and the Guaranteed Interest Account. Any transfer charges are also deducted. However, the computation of the Contract's Cash Value is done before any other Contract transactions on the Valuation Date, such as:

     - Receipt of Net Purchase Payments.

     - Partial Surrenders.

If a transaction would ordinarily require that the Contract's Cash Value be computed for a day that is not a Valuation Date, the next following Valuation Date will be used.

     Transfers. You may transfer the value of the Contract among the subaccounts after the Free Look Period has expired by sending a proper written request to the Company's Operations Center. Transfers may be made by telephone if you have proper authorization. The same rules apply as those for allocation of payments by telephone. We will effectuate transfers at Unit values, and determine all Unit values in connection with such transfers:

     - At the close of the day that the transfer request is received at the Operations Center, or

     - If the date of receipt of the transfer request is not a Valuation Date, on the next Valuation Date.

Different provisions apply to transfers involving the Guaranteed Interest Account. (See "Payment and Allocation of Purchase Payments -- Transfers Involving the Guaranteed Interest Account" at page 22.) There is no minimum amount that need be transferred. Currently, there are no limitations on the number of transfers between subaccounts.

     A transfer charge is not currently imposed on transfers. (See "Charges
Against Cash Value -- Transfer Charge" at page   .) However, the Company
reserves the right to impose a charge for transfer in excess of four which will not exceed $25 per transfer. If imposed the charge will be deducted from the first subaccount(s) or the Guaranteed Interest Account from which the amounts are transferred. This charge is in addition to the amount transferred. If there is insufficient Cash Value in a subaccount or in the Guaranteed Interest Account to provide for its proportionate share of the charge, then the entire charge will be allocated in the same manner as the Annual Contract Charge. (See
"Charges Against Cash Value -- Annual Contract Charge" at page   .) All
transfers in a single request are treated as one transfer transaction. A transfer resulting from the first reallocation of Cash Value at the end of the Free Look Period will not be subject to a transfer charge nor will it be counted against the 4 transfers allowed in each Contract year without charge. Under present law, transfers are not taxable transactions.

CONTRACT YEAR -- Any period of twelve (12) months commencing with the Contract Date and each Contract Anniversary thereafter.

     Transfers Involving the Guaranteed Interest Account. Transfers to or from the Guaranteed Interest Account are subject to the following limitations.

     - Prior approval of the Company if part of the transfer will cause amounts credited to the Guaranteed Interest Account to exceed $250,000.

          - The portion in excess of the $250,000 limitation will be allocated back to the subaccounts designated in that transfer as the subaccounts from which amounts were to be transferred. The allocation back will be in the proportion that the amount requested to be transferred from each subaccount bears to the total amount transferred.

     - Transfers from the Guaranteed Interest Account to one or more subaccounts may be made once during each Contract Year, and the amount which may be transferred if limited to the greater of:

          - 25% of the amounts credited to the Guaranteed Interest Account on the date the transfer would take effect or

          - $5,000.

     - Transfers from the Guaranteed Interest Account to one or more subaccounts will be effective only on an anniversary of the Contract Date or on a Valuation Date not more than 30 days thereafter.

     - Requests received not more than 10 days before the anniversary of the Contract Date will be executed on the Valuation Date which coincides with or next follows the date the request is received.

     - Requests more than 10 days before or 30 days after the anniversary of the Contract Date will be returned to the Contractholder.

TERMINATION OF THE CONTRACT

     The Contract will remain in effect until the earlier of:

          (1) The date the Contract is surrendered in full,

          (2) The date annuity payments start,

          (3) The Contract Anniversary on which, after deduction for any Annual Contract Charge then due, no Cash Value remains in the Contract, and

          (4) The date the Death Benefit is payable under the Contract.

CONTRACT ANNIVERSARY -- An anniversary of the Contract Date of the Contract.

CONTRACT DATE -- The date shown as the Contract Date of the Contract.

                                   SURRENDERS

     The Contractholder may elect to make a surrender of all or part of the Contract's value provided it is:

     - On or before the annuity payments start, and

     - During the lifetime of the Annuitant.

Any such election shall specify the amount of the surrender. The surrender will be effective on the date a proper written request is received by the Company at its Operation Center.

     The amount of the surrender may be equal to the Contract's Surrender Value, which is its Cash Value less

          (1) any applicable Surrender Charge, and

          (2) (for a full surrender) any Annual Contract Charge.

The Surrender may also be for a lesser amount (a "partial surrender") of at least $100. Requested partial surrenders that would leave a Cash Value of less than $1,000 are treated and processed as a full surrender. In such case, the entire Surrender Value will be paid to the Contractholder. For a partial surrender, any Surrender Charge will be in addition to the amount requested by the Contractholder.

     A surrender will result in the cancellation of Units and the withdrawal of amounts credited to the Guaranteed Interest Account in accordance with the directions of the Contractholder. The aggregate value of the surrender will be equal to the dollar amount of the surrender plus, if applicable, the Annual Contract Charge and any Surrender Charge. For a partial surrender, the Company will cancel Units of the particular subaccounts and withdraw amounts from the Guaranteed Interest Account accumulation period under the allocation specified by the Contractholder. The Unit value will be calculated as of the Valuation Date the surrender request is received. Allocations may be by either amount or percentage. Allocations by percentage must be in whole percentages (totaling 100%). At least 10% of the partial surrender must be allocated to any subaccount designated by the Contractholder. Allocations by amount require that at least $25 be allocated against the Guaranteed Interest Account or any subaccount. The request will not be accepted if:

     - There is insufficient Cash Value in the Guaranteed Interest Account or a subaccount to provide for the requested allocation against it, or

     - The Guaranteed Interest Account limitation is exceeded, or

     - The request is incorrect.

If an allocation is not requested, then the entire amount of the partial surrender will be allocated against the Guaranteed Interest Account and each subaccount in the same proportion that the Contract's Cash Value held in said accounts bears to the Contract's Cash Value.

     Any surrender charge will be allocated against the Guaranteed Interest Account and each subaccount in the same proportion that each allocation bears to the total amount of the partial surrender. If (1) an allocation of the partial surrender is not made, or (2) there is insufficient cash value in any of the Contractholder's accounts to provide for any accounts proportionate share of the Surrender Charge, then the entire amount will be allocated against each account in the same proportion that the Cash Value in each account bears to the Contract's Cash Value.

     Any cash surrender amount will be paid in accordance with the requirements of state insurance departments and the Investment Company Act of 1940. However, the Company may be permitted to postpone such payment under the 1940 Act. Postponement is currently permissible only for any period during which

          (1) the New York Stock Exchange is closed other than customary weekend and holiday closings, or

          (2) trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission, or

          (3) an emergency exists as a result of which disposal of securities held by the Fund is not reasonable practicable or it is not reasonably practicable to determine the value of the net assets of the Fund, or

          (4) for such other periods as the Securities and Exchange Commission may by order permit for the protection of Contractholders.

Any cash surrender involving payment from amounts credited to the Guaranteed Interest Account may be postponed, at the option of the Company, for up to 6 months from the date the request for a surrender or proof of death is received by the Company. The Contractholder may elect to have the amount of a surrender settled under one of the Settlement Options of the Contract. (See "Annuity Provisions" at page 29.)

     Contracts offered by this prospectus may be issued in connection with retirement plans meeting the requirements of certain sections of the Internal Revenue Code. Contractholders should refer to the terms of their particular retirement plan for any limitations or restrictions on cash surrenders.

     The tax results of a cash surrender should be carefully considered. (See "Federal Tax Status" at page 37.)

                                 DEATH BENEFIT

DEATH BENEFIT PROVIDED BY THE CONTRACT

     The Company will pay a Death Benefit to the Beneficiary if:

     - The Annuitant dies; and

     - The death occurs before the annuity payments start.

     The amount of the Death Benefit will be the greater of

          (1) The Cash Value on the date of the Annuitant's death;

          (2) The Purchase Payments paid, less any partial surrenders and their Surrender Charges.

If the death of the Annuitant occurs on or after the annuity payments start, no Death Benefit will be payable except as may be provided under the Settlement Option elected.

ELECTION AND CONTRACT DATE OF ELECTION

     The Contractholder may elect to have the Death Benefit of the Contract applied under one or more Settlement Options to effect an annuity for the Beneficiary as payee after the death of the Annuitant. The election must take place:

     - During the lifetime of the Annuitant, and

     - Before the annuity payments start.

If no election of a Settlement Option for the Death Benefit is in effect on the date when proceeds become payable, the Beneficiary may elect

          (1) to receive the Death Benefit in the form of a cash payment; or

          (2) to have the Death Benefit applied under one of the Settlement Options.

(See "Settlement Options" at page 30.) If an election by the payee is not received by the Company within 30 days following the date proceeds become payable, the payee will be considered to have elected a cash payment. Either election described above may be made by filing a written election with the Company in such form as it may require. Any proper election of a method of settlement of the Death Benefit by the Contractholder will become effective on the date it is signed. However, any election will be subject to any payment made or action taken by the Company before receipt of the notice at the Company's Operation Center.

     Settlement option availability may be restricted by the terms of any applicable retirement plan and any applicable legislation for any limitations or restrictions on the election of a method of settlement and payment of the Death Benefit.

PAYMENT OF DEATH BENEFIT

     If the Death Benefit is to be paid in cash to the Beneficiary, payment will be made within seven (7) days of the date

     - the election becomes effective, or

     - the election is considered to become effective, and

     - due proof of death is received.

The Company may be permitted to postpone such payment under the 1940 Act. If the death benefit is to be paid in one sum to the Successor Beneficiary, or to the estate of the deceased Annuitant, payment will be made within seven (7) days of the date due proof of the death of the Annuitant and the Beneficiary is received by the Company. Interest at a rate determined by us will be paid on any Death Benefit paid in one sum, from the date of the Annuitant's (or Contingent Annuitant's, if applicable) death to the date of payment. The interest rate will not be less than 2 3/4% annually.

                             CHARGES AND DEDUCTIONS

     The following table summarizes the charges and deductions under the
Contract:
--------------------------------------------------------------------------------

                       DEDUCTIONS FROM PURCHASE PAYMENTS
--------------------------------------------------------------------------------

     Tax Charge                                     State and local -- 0%-3.5% -- Company
                                                    currently assumes responsibility; current
                                                    charge to Contractholder 0%.
                                                    Federal -- Currently 0% (Company reserves
                                                    the right to charge in the future.)

--------------------------------------------------------------------------------

                    DAILY DEDUCTION FROM VARIABLE ACCOUNT A
--------------------------------------------------------------------------------

     Mortality & Expense Risk Charge                Current daily rate -- 0.003425%
     Annual Rate deducted daily from net assets     Current Annual rate -- 1.25%

--------------------------------------------------------------------------------

                           DEDUCTIONS FROM CASH VALUE
--------------------------------------------------------------------------------

     Annual Contract Charge                         Non-Qualified Contracts -- $30 (subject to
     Current charges listed may be increased to     increase up to $50)
     as much as $50 ($30 in certain states) on      IRA and SEP-IRA -- $30 (subject to increase
     30 days written notice.                        up to $50)
                                                    Qualified Contracts -- $15 (subject to
                                                    increase up to $50)
-----------------------------------------------------------------------------------------------
     Transaction and Other Charges                  $0
     Transfer Charge                                (Company reserves the right to charge up to
                                                    $25)
-----------------------------------------------------------------------------------------------
     Surrender Charge                               See below for grading schedule. See page
     Grades from 7% to 0% of Cash Value             "Charges and Deductions -- Charges Against
     surrendered based on a schedule.               Cash Value" for details of how it is
                                                    computed.

--------------------------------------------------------------------------------

     The following provides additional details of the charges and deductions under the Contract.

DEDUCTIONS FROM PURCHASE PAYMENTS

     Deductions may be made from purchase payments for premium or similar taxes prior to allocation of any net purchase payment among the subaccounts. Currently, the Company makes no deduction, but may do so with respect to future payments. The amount of the deduction will vary from locality to locality. Deductions will generally range from 0% to 3.5% of purchase payments. Residents of the Commonwealth of Pennsylvania should be aware that a tax on purchase payments has been adopted. However, we are currently assuming responsibility for payment of this tax. If the Company is going to make deductions for such tax from future purchase payments, it will give notice to each affected Contractholder.

CHARGES AGAINST CASH VALUE

  Daily Deduction from MONY America Variable Account A

     Mortality and Expense Risk Charge

     The Company assumes mortality and expense risks. A charge for assuming such risks is deducted daily from the net assets of MONY Variable Account A. This daily charge from MONY Variable Account A is deducted at a current daily rate of
0.003425 percent (equivalent to an annual rate of 1.25%) from the value of the net assets of MONY Variable Account A. Of the 1.25% charge, .80% is for assuming mortality risks, and .45% is for assuming expense risks. The charge is deducted from MONY Variable Account A, and therefore the subaccounts, on each Valuation Date. These charges will not be deducted from the Guaranteed Interest Account. Where the previous day (or days) was not a Valuation Date, the deduction on the Valuation Date will be 0.003425% multiplied by the number of days since the last Valuation Date.

     The Company believes that this level of charge is within the range of industry practice for comparable individual flexible payment variable annuity contracts.

     The mortality risk assumed by the Company is that Annuitants may live for a longer time than projected. If that occurs, an aggregate amount of annuity benefits greater than that projected will be payable. In making this projection, the Company has used the mortality rates from the 1983 Table "a" (discrete functions without projections for future mortality), with 3 1/2% interest. The expense risk assumed is that expenses incurred in issuing and administering the Contracts will exceed the administrative charges provided in the Contracts.

     The Company does not expect to make a profit from the mortality and expense risk charge. However, if the amount of the charge exceeds the amount needed, the excess will be kept by the Company in its general account. If the amount of the charge is inadequate, the Company will pay the difference out of its general account.

  Deductions from Surrender Value

     Annual Contract Charge

     The Company has primary responsibility for the administration of the Contract and MONY Variable Account A. An annual Contract charge helps to reimburse the Company for administrative expenses related to the maintenance of the Contract. Ordinary administrative expenses expected to be incurred include premium collection, recordkeeping, processing death benefit claims and surrenders, preparing and mailing reports, and overhead costs. In addition, the Company expects to incur certain additional administrative expenses in connection with the issuance of the Contract, including the review of applications and the establishment of Contract records.

     The Company intends to administer the Contract itself. It may buy administrative services from such other sources as may be available.

An annual contract charge will be deducted from the Contract's Cash Value to help cover administrative expenses. Currently, for Non-Qualified Contracts (and contracts issued for IRA and SEP-IRA) the amount of the charge is $30. The charge may be increased to as much as $50. For Qualified Contracts (other than those issued for IRA and SEP-IRA) currently the amount of the charge is reduced to $15. This charge may be increased to as much as $50, and will be increased to $30 in the event the Contract is no longer a Qualified Contract. The Contractholder will receive a written notice 30 days in advance of any change in the charge.

     The Annual Contract Charge is deducted from the Cash Value on the following dates:

          (1) Each Contract Anniversary before the date annuity payments start.

          (2) On the day the annuity payments start.

The amount of the charge will be allocated against the Guaranteed Interest Account and each subaccount of MONY Variable Account A in the same proportion that the Cash Value in those accounts bears to the Cash Value of the Contract. The Company does not expect to make any profit from the administrative cost deductions.

     Transfer Charge

     Contract value may be transferred among the subaccounts or to or from the Guaranteed Interest Account and one or more of the subaccounts (including transfers made by telephone, if permitted by the Company). The Company reserves the right to impose a transfer charge for each transfer in excess of 4 instructed by the Contractholder in a Contract year. The transfer charge compensates the Company for the costs of effecting the transfer. The transfer charge will not exceed $25. The Company does not expect to make a profit from the transfer charge. If imposed, the transfer charge will be deducted from the Contract's Cash Value held in the subaccount(s) or from the Guaranteed Interest Account from which the transfer is made. The transfer charge will be allocated against these accounts in the same proportion as the amounts transferred. If there is insufficient value in an account to provide for its proportionate share of the charge, then the entire charge will be allocated in the same manner as the Annual Contract Charge.

     Surrender Charge

     A contingent deferred sales charge (called a "Surrender Charge") will be imposed when a full or partial surrender is requested or at the start of annuity benefits if it is during the first eight years of the contract.

     The Surrender Charge will never exceed 7% of total purchase payments. The Surrender Charge is intended to reimburse the Company for expenses incurred in distributing the Contract. To the extent such charge is insufficient to cover all distribution costs, the Company will make up the difference. The Company will use funds from its General Account, which may contain funds deducted from MONY Variable Account A to cover mortality and expense risks borne by the Company. (See "Mortality and Expense Risk Charge" at page 26.)

     A Surrender Charge will be computed when a surrender is made and will be deducted from the Cash Value if:

          (1) All or a part of the Contract's Surrender Value (See "Surrenders" at page 23) is surrendered, or

          (2) The Surrender Value is received at maturity when the annuity payments start.

     A Surrender Charge will not be imposed:

          (1) Against Cash Value surrendered in a contract year up to an amount equal to net purchase payments made by the Contractholder prior to the contract year of the surrender and the preceding 7 contract years.

          (2) To the extent necessary to permit the Contractholder to obtain an amount equal to the Guaranteed Free Surrender Amount (See "Guaranteed Free Surrender Amount" at page 29.)

          (3) If the Contract is surrendered after the third Contract Year and the surrender proceeds are paid under either Settlement Option 3 or Settlement Option 3A (See "Settlement Options" at page 30.)

          (4) If the surrender is a full surrender and the following conditions are met:

           (a) Annuitant is age 59 1/2 or older on the date of the full surrender;

           (b) the Contract has been in effect for at least 10 contract years;
               and

           (c) one or more purchase payments were remitted during each of at least 7 of the 10 contract years immediately preceding the date of the surrender.

In no event will the aggregate Surrender Charge exceed 7% of the Cash Value. The amount deducted from the Cash Value to cover the surrender charge is not subject to the surrender charge.

     For a partial surrender, the Surrender Charge will be deducted from any remaining Contract Value, if sufficient. If the Contract Value is not sufficient, it will be deducted from the amount surrendered. Any Surrender Charge will be allocated against the Guaranteed Interest Account and each subaccount of MONY America Variable Account A in the same proportion that the amount of the partial surrender allocated against those accounts bears to the total amount of the partial surrender. If there is insufficient cash value in the Guaranteed Interest Account or any subaccount to provide for its proportionate share of the charge, then the entire charge will be allocated against said accounts in the same proportion that the Cash Value held in said accounts bears to the Cash Value in the Guaranteed Interest Account and all subaccounts.

     No Surrender Charge will be deducted from Death Benefits (See "Death Benefit" at page 24.)

     For purposes of determining the Surrender Charge, surrenders will be attributed to payments on a first-in, first-out basis. Contractholders should note that this is different from the allocation method that is used for determining tax obligations. (See "Federal Tax Status" at page 37.)

     Amount of Surrender Charge. The amount of the Surrender Charge is determined as follows:

     Step 1. Allocate purchase payments on a first-in, first-out basis to the amount surrendered. (Any purchase payments previously allocated to calculate a surrender charge are unavailable for allocation to calculate any future surrender charges); and

     Step 2. Multiply each allocated purchase payment by the appropriate surrender charge percentage determined on the basis of the table below:
--------------------------------------------------------------------------------
                       SURRENDER CHARGE PERCENTAGE TABLE
--------------------------------------------------------------------------------

                    CONTRACT YEAR                          SURRENDER CHARGE PERCENTAGE
----------------------------------------------------------------------------------------------

                          0                                            7%
----------------------------------------------------------------------------------------------
                          1                                             7
----------------------------------------------------------------------------------------------
                          2                                             6
----------------------------------------------------------------------------------------------
                          3                                             6
----------------------------------------------------------------------------------------------
                          4                                             5
----------------------------------------------------------------------------------------------
                          5                                             4
----------------------------------------------------------------------------------------------
                          6                                             3
----------------------------------------------------------------------------------------------
                          7                                             2
----------------------------------------------------------------------------------------------
                     8 (or more)                                        0
----------------------------------------------------------------------------------------------

     Step 3.  Add the products of each multiplication in Step 2 above.

     Guaranteed Free Surrender Amount. The surrender charge may be reduced by using the Guaranteed Free Surrender Amount provided for in the Contract. The surrender charge will not be deducted in the following circumstances:

          (1) For Qualified Contracts issued on or after May 1, 1994, (other than Contracts issued for IRA and SEP-IRA) in certain states which have granted approval, an amount up to the greater of:

           (a) $10,000 (but not more than the Contract's Cash Value), or

           (b) 10% of the Contract's Cash Value (at the time the first partial surrender is request is received)

           may be received in each Contract Year without a surrender charge.

          (2) For Qualified Contracts issued before May 1, 1994 and for holders of contracts in states where approval has not been granted, an amount up to 10% of the Cash Value of the Contract (on the date the partial surrender is request is received) in each Contract Year.

          (3) For Non-Qualified Contracts (and Contracts issued for IRA and SEP-IRA) in certain states which have granted approval, an amount up to 10% of the Cash Value of the Contract may be received in each Contract Year without a surrender charge.

We reserve the right to limit the number of partial surrenders under the Guaranteed Free Surrender Amount to 12 during any Contract Year. Since purchase payments are allocated on a first-in, first-out basis, the free surrender amount will not reduce surrender charges to the extent that any Cash Value in that amount is equal to purchase payments received 8 or more contract anniversaries ago. For illustrations of how the Surrender Charge is calculated, see Appendix A beginning on page A-1 of this prospectus.

  Taxes

     Currently, no charge will be made against MONY Variable Account A for federal income taxes. However, the Company may make such a charge in the future if income or gains within MONY Variable Account A will incur any federal income tax liability. Charges for other taxes, if any, attributable to MONY Variable Account A may also be made. (See "Federal Tax Status" at page 37.)

  Investment Advisory Fee

     Because MONY Variable Account A purchases shares of the Funds, the net assets of MONY Variable Account A will reflect the investment advisory fee and other expenses incurred by the Funds. See "Table of Fees" beginning at page 4 for a table which shows the fees and expenses incurred during 1998 and "The Funds-MONY Series Fund, Inc." and "The Funds-Enterprise Accumulation Trust" at page 4 for a table setting forth the investment advisory fees.

                               ANNUITY PROVISIONS

ANNUITY PAYMENTS

     Annuity payments under a Contract will begin on the date that is selected by the Contractholder when the Contract is applied for. The date chosen for the start of annuity payments may be:

          (1) No earlier than the Contract Anniversary nearest the Annuitant's 10th birthday, and

          (2) No later than the Contract Anniversary nearest the Annuitant's 95th birthday.

     The minimum number of years from the Contract Date to the start of annuity payments is 10. The date when annuity payments start may be:

          (1) Advanced to a date that is not earlier than the 10th Contract Anniversary.

          (2) Deferred from time to time by the Contractholder by written notice to the Company.

     The date when annuity payments start will be advanced or deferred if:

          (1) Notice of the advance or deferral is received by the Company prior to the current date for the start of annuity payments.

          (2) The new start date for annuity payments is a date which is not later than the Contract Anniversary after the Annuitant's 95th birthday.

A particular retirement plan may contain other restrictions.

     When annuity payments start, the Contract's Surrender Value, less any state taxes which may be imposed upon annuitization, will be applied to provide an annuity or any other option previously chosen by the Contractholder and permitted by the Company. A supplementary contract will be issued. That contract will describe the terms of the settlement. No payments may be requested under the Contract's surrender provisions after annuity payments start. No surrender will be permitted except as may be available under the Settlement Option elected.

     For Contracts issued in connection with retirement plans, reference should be made to the terms of the particular retirement plan for any limitations or restrictions on when annuity payments start.

ELECTION AND CHANGE OF SETTLEMENT OPTION

     During the lifetime of the Annuitant and prior to the start of annuity payments, the Contractholder may elect:

     - One or more of the Settlement Options described below, or

     - Another settlement option as may be agreed to by the Company.

The Contractholder may also change any election if written notice of the change is received by the Company at its Operation Center prior to the start of annuity payments. If no election is in effect when annuity payments start, Settlement Option 3, for a Life Annuity with 10 years certain, based on the Annuitant's life, will be considered to have been elected.

     Settlement Options may also be elected by the Contractholder or the Beneficiary as provided in the Death Benefit and Surrender sections of this Prospectus. (See "Death Benefit" at page 24 and "Surrenders" at page 23.)

     Where applicable, reference should be made to the terms of a particular retirement plan and any applicable legislation for any limitations or restrictions on the options that may be elected.

SETTLEMENT OPTIONS

     Proceeds settled under the Settlement Options listed below or otherwise currently available will not participate in the investment experience of the Variable Account.

     Settlement Option 1 -- Interest Income: Interest on the proceeds at a rate (not less than 2 3/4 percent per year) set by the Company each year.

     Settlement Option 2 -- Income for Specified Period: Fixed monthly payments for a specified period of time, as elected. The payments may, at the Company's option, be increased by additional interest each year.

     Settlement Option 3 -- Single Life Income: Payments for the life of the payee and for a period certain. The period certain may be (a) 0 years, 10 years, or 20 years, or (b) the period required for the total income payments to equal the proceeds (refund period certain). The amount of the income will be determined by the Company on the date the proceeds become payable.

     Settlement Option 3A -- Joint Life Income: Payments during the joint lifetime of the payee and one other person, and during the lifetime of the survivor. The survivor's monthly income may be equal to either (a) the income payable during the joint lifetime or (b) two-thirds of that income. If a person for whom this option is chosen dies before the first monthly payment is made, the survivor will receive proceeds instead under Settlement Option 3, with 10 years certain.

     Settlement Option 4 -- Income of Specified Amount: Income, of an amount chosen, for as long as the proceeds and interest last. The amount chosen to be received as income in each year may not be less than 10 percent of the proceeds settled. Interest will be credited annually on the amount remaining unpaid at a rate determined annually by the Company. This rate will not be less than 2 percent per year.

     The Contract contains annuity payment rates for Settlement Options 3 and 3A described in this Prospectus. The rates show, for each $1,000 applied, the dollar amount of the monthly fixed annuity payment, when this payment is based on minimum guaranteed interest as described in the Contract.

     The annuity payment rates may vary according to the Settlement Option elected and the age of the payee. The mortality table used in determining the annuity payment rates for Options 3 and 3A is the 1983 Table "a" (discrete functions, without projections for future mortality), with 3 percent interest.

     Under Settlement Option 3, if income based on the period certain elected is the same as the income provided by another available period or periods certain, the Company will consider the election to have been made of the longest period certain.

     In Qualified Plans, settlement options available to Contractholders may be restricted by the terms of the plans.

FREQUENCY OF ANNUITY PAYMENTS

     At the time the Settlement Option is chosen, the payee may request that it be paid:

     - Quarterly

     - Semiannually

     - Annually

If the payee does not request a particular installment payment, the payments will be made in monthly installments. However, if the net amount available to apply under any Settlement Option is less than $1,000, the Company has the right to pay such amount in one lump sum. In addition, if the payments provided for would be less than $25, the Company shall have the right to change the frequency of the payments to result in payments of at least $25.

ADDITIONAL PROVISIONS

     The Company may require proof of the age of the Annuitant before making any life annuity payment under the Contract. If the Annuitant's age has been misstated, the amount payable will be the amount that would have been provided under the Settlement Option at the correct age. Once life income payments begin, any underpayments will be made up in one sum with the next annuity payment. Overpayments will be deducted from the future annuity payments until the total is repaid.

     The Contract must be returned to the Company upon any settlement. Prior to any settlement of a death claim, proof of the Annuitant's death must be submitted to the Company.

     Where any benefits under the Contract are contingent upon the recipient's being alive on a given date, the Company require proof satisfactory to it that such condition has been met.

     The Contracts described in this Prospectus contain annuity payment rates that distinguish between men and women. On July 6, 1983, the Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. Because of this decision, the annuity payment rates that apply to Contracts purchased under an employment-related insurance or benefit program may in some cases not vary on the basis of the Annuitant's sex. Unisex rates to be provided by the Company will apply for Qualified Plans.

     Employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris, and Title VII, generally and any comparable state laws that may apply, on any employment-related plan for which a Contract may be purchased.

                                OTHER PROVISIONS

OWNERSHIP

     The Contractholder has all rights and may receive all benefits under the Contract. During the lifetime of the Annuitant (and Contingent Annuitant if one has been named), the Contractholder is the person so designated in the application, unless:

          (1) A change in Contractholder is requested, or

          (2) A Successor Contractholder becomes the Contractholder.

On and after the death of the Annuitant (and Contingent Annuitant, if applicable), the Beneficiary shall be the Contractholder.

     The Contractholder may name a Successor Contractholder or a new Contractholder at any time. If the Contractholder dies, the Successor Contractholder, if living, becomes the Contractholder. Any request for change must be:

          (1) Made in writing; and

          (2) Received at the Company.

The change will become effective as of the date the written request is signed. A new choice of Contractholder or Successor Contractholder will apply to any payment made or action taken by the Company after the request for the change is received. Contractholders should consult a competent tax advisor prior to changing Contractholders.

SUCCESSOR CONTRACTHOLDER -- The living person who, at the death of the Contractholder, becomes the new Contractholder.

PROVISION REQUIRED BY SECTION 72(s) OF THE CODE

     The Contract under a Non-Qualified Plan will be surrendered as of the date of the Contractholder's death if:

     - The Contractholder dies:

      - Before the start of annuity payments, and

      - While the Annuitant is living, and

     - That Contractholder's spouse is not the Successor Contractholder as of the date of the Contractholder's death.

      - Satisfactory proof of death must be provided to the Company.

The surrender proceeds may be paid over the life of the Successor Contractholder if:

     - The Successor Contractholder is the Beneficiary, and

     - The Successor Contractholder chooses that option.

Payments must begin no later than one year after the date of death. If the Successor Contractholder is a surviving spouse, then the surviving spouse will be treated as the new Contractholder of the Contract. Under such circumstances, it is not necessary to surrender the Contract. The proceeds must be distributed within 5 years after the date of death if:

  - The spouse is not the Successor Contractholder, and

  - There is no designated Beneficiary.

However, under the terms of the Contract, if the spouse is not the Successor Contractholder,

  - the Contract will be surrendered as of the date of death, and

  - the proceeds will be paid to the Beneficiary.

This provision shall not extend the term of the Contract beyond the date when death proceeds become payable.

     If the Contractholder dies on or after annuity payments start, any remaining portion of the proceeds will be distributed using a method that is at least as quick as the one used as of the date of the Contractholder's death.

PROVISION REQUIRED BY SECTION 401(a)(9) OF THE CODE

     The entire interest of a Qualified Plan participant under the Contract will be distributed to the Contractholder or his/her Designated Beneficiary. Distribution will occur either by or beginning not later than April 1 of the calendar year following the calendar year the Qualified Plan Participant attains age 70 1/2. The interest is distributed:

     - over the life of such Participant, or

     - the lives of such Participant and Designated Beneficiary.

     If (i) distributions have begun, and (ii) the Participant dies before the Contractholder's entire interest has been distributed to him/her, the remaining distributions will be made using a method that is at least as quick as that used as of the date of the Participant's death. The Contract will be surrendered as of the Participant's death if:

          (1) The Participant dies before the start of such distributions, and

          (2) There is no designated Beneficiary.

The surrender proceeds must be distributed within 5 years after the date of death. But, the surrender proceeds may, be paid over the life of any Designated Beneficiary at his/her option. In such case, distributions will begin not later than one year after the Participant's death. If the Designated Beneficiary is the surviving spouse of the Participant, distributions will begin not earlier than the date on which the Participant would have attained age 70 1/2. If the surviving spouse dies before distributions to him/her begin, the provisions of this paragraph shall be applied as if the surviving spouse were the Participant. If the Plan is an IRA under Section 408 of the Code, the surviving spouse may elect to forgo distribution and treat the IRA as his/her own plan.

     It is the Contractholder's responsibility to assure that distribution rules imposed by the Code will be met. Qualified Plan Contracts include those qualifying for special treatment under Sections 401, 403, and 408 of the Code.

CONTINGENT ANNUITANT

     Except where the Contract is issued in connection with a Qualified Plan, a Contingent Annuitant may be designated by the Contractholder. Such designation may be made once before annuitization, either

          (1) in the application for the Contract, or

          (2) after the Contract is issued, by written notice to the Company at its Operation Center.

The Contingent Annuitant may be deleted by written notice to the Company at its Operation Center. A designation or deletion of a Contingent Annuitant will take effect as of the date the written election was signed. The Company, however, must first accept and record the change at its Operations Center. The change will be subject to:

     - any payment made by the Company, or

     - action taken by the Company before the receipt of the notice at the Company's Operation Center.

The Contingent Annuitant will be deleted from the Contract automatically by the Company as of the Contract Anniversary following the Contingent Annuitant's 95th birthday.

     On the death of the Annuitant, the Contingent Annuitant will become the Annuitant, under the following conditions:

          (1) the death of the Annuitant must have occurred before annuity payments start;

          (2) the Contingent Annuitant is living on the date of the Annuitant's death;

          (3) if the Annuitant was the Contractholder on the date of death, the Successor Contractholder must have been the Annuitant's spouse; and

          (4) if the date annuity payments start is later than the Contract Anniversary nearest the Contingent Annuitant's 95th birthday, the date annuity payments start will be automatically advanced to that Contract Anniversary.

     Effect of Contingent Annuitant's Becoming the Annuitant. If the Contingent Annuitant becomes the Annuitant, the Death Benefit proceeds will be paid to the Beneficiary only on the death of the Contingent Annuitant. If the Contingent Annuitant was the Beneficiary on the Annuitant's death, the Beneficiary will be automatically changed to the person who was the Successor Beneficiary on the date of death. If there was no Successor Beneficiary, then the Contingent Annuitant's executors or administrators, unless the Contractholder directed otherwise, will become the Beneficiary. All other rights and benefits under the Contract will continue in effect during the lifetime of the Contingent Annuitant as if the Contingent Annuitant were the Annuitant.

ASSIGNMENT

     The Company will not be bound by any assignment until the assignment (or a copy) is received by the Company at its Home Office. The Company is not responsible for determining the validity or effect of any assignment. The Company shall not be liable for any payment or other settlement made by the Company before receipt of the assignment.

     If the Contract is issued under certain retirement plans, then it may not be assigned, pledged or otherwise transferred except under conditions allowed under applicable law.

     Because an assignment may be a taxable event, a Contractholder should consult a competent tax advisor before assigning the Contract.

CHANGE OF BENEFICIARY

     So long as the Contract is in effect, the Beneficiary or Successor Beneficiary may be changed. A change is made by submitting a written request to the Company at its Operation Center. The form of the request must be acceptable to the Company. The Contract need not be returned unless requested by the Company. The change will take effect as of the date the request is signed, whether or not the Annuitant is living when the request is received by the Company. The Company will not, however, be liable for any payment made or action taken before receipt and acknowledgement of the request at its Operation Center.

SUBSTITUTION OF SECURITIES

     The Company may substitute shares of another mutual fund for shares of the Funds already purchased or to be purchased in the future by Contract Purchase Payments if:

          (1) the shares of any portfolio of the Funds is no longer available for investment by MONY Variable Account A or,

          (2) in the judgment of the Company's Board of Directors, further investment in shares of one or more of the portfolios of the Funds is inappropriate based on the purposes of the Contract.

A substitution of securities in any subaccount will take place only with prior approval of the Securities and Exchange Commission and under such requirements as it may impose.

MODIFICATION OF THE CONTRACTS

     Upon notice to the Contractholder, the Contract may be modified by the Company, but only if such modification

          (1) is necessary to make the Contract or MONY Variable Account A comply with any law or regulation issued by a governmental agency to which the Company is subject or

          (2) is necessary to assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to retirement annuities or annuity contracts or

          (3) is necessary to reflect a change in the operation of MONY Variable Account A or the subaccounts or the Guaranteed Interest Account or

          (4) provides additional Settlement Options or fixed accumulation options. In the event of any modification, the Company may make appropriate endorsement in the Contract to reflect such modification.

CHANGE IN OPERATION OF MONY VARIABLE ACCOUNT A

     MONY Variable Account A may be operated as a management company under the 1940 Act or it may be deregistered under the 1940 Act in the event the registration is no longer required

     - at the Company's election, and

     - subject to any necessary vote by persons having the right to give voting instructions for shares of the Funds held by the subaccounts.

Deregistration of MONY Variable Account A requires an order by the Securities and Exchange Commission. If there is a change in the operation of MONY Variable Account A under this provision, the Company may make appropriate endorsement to the Contract to reflect the change and take such other action as may be necessary and appropriate to effect the change.

                                 VOTING RIGHTS

     All of the assets held in the subaccounts of MONY Variable Account A will be invested in shares of the designated portfolios of the Funds. The Company is the legal holder of these shares. As such, it has the right to vote on the following matters:

          (1) Election of the Board of Directors of MONY Series Fund, Inc. or the Board of Trustees of The Enterprise Accumulation Trust.

          (2) Certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund.

          (3) Any other matter that may be voted upon at a shareholders' meeting.

To the extent required by law, the Company will vote the shares of each of the Funds held in MONY Variable Account A (whether or not attributable to Contractholders). The Company will vote at shareholder meetings of each of the Funds according to the instructions received from Contractholders. The number of votes will be determined as of the record date selected by the Board of Directors or the Board of Trustees of the respective Fund. The Company will furnish Contractholders with the proper forms to enable them to give it these instructions. Currently, the Company may disregard voting instructions under the circumstances described in the following paragraph.

     The Company may, if required by state insurance officials, disregard voting instructions if those instructions would require shares to be voted to

     - Cause a change in the subclassification or investment objectives or policies of one or more of the portfolios of either or both of the Funds.

     - Approve or disapprove an investment adviser or principal underwriter for either or both of the Funds.

In addition, the Company itself may disregard voting instructions that would require the above changes if the Company reasonably disapproves those changes in accordance with applicable federal regulations. If the Company does disregard voting instructions, it will advise Contractholders of that action and its reasons for the action in the next semiannual report to Contractholders.

- Each Contractholder will have the equivalent of one vote per $100 of value attributable to the Contract held in each subaccount of MONY Variable Account A.

- Each Contractholder will have fractional votes for amounts less than $100.

- For voting purposes, this value attributable to the Contract is equal to the Cash Value.

- The votes are represented as votes per $100 of value in each subaccount of MONY Variable Account A. These votes are converted into a proportionate number of votes in shares of the corresponding portfolio of each of the Funds.

- Shares for which timely voting instructions are not received from Contractholders will be voted by the Company. The Company will vote the shares in the same proportion as those shares in that subaccount for which instructions are received.

- Should applicable federal securities laws or regulations permit, the Company may elect to vote shares of each of the Funds in its own right.

     The number of corresponding shares of the portfolio for which the Contractholder may give instructions is computed by:

          (1) Determining the value attributable to the Contract held in that subaccount.

          (2) Dividing that value by the net asset value of one share in the designated portfolio of the respective Fund.

Example:  Contract value held in subaccount = $540
         Net asset value of portfolio shares = $20 per share on the record date May give instructions on 5.4 votes ($540 divided by $100)
          Converts into instructions on 27 shares of the Fund ($540 divided by $20)

        Matters on which Contractholders may give voting instructions include the following:

          (1) approval of any change in the Investment Advisory Agreement and Services Agreement, if any, for the portfolio(s) of the Fund(s) corresponding to the Contractholder's selected subaccount(s);

          (2) any change in the fundamental investment policies of the portfolio(s) corresponding to the Contractholder's selected subaccount(s); and

          (3) any other matter requiring a vote of the shareholders of either of the Funds.

Contractholders participating in a particular portfolio will vote separately on the following matters pursuant to the requirements of Rule 18f-2 under the 1940
Act:

          (1) approval of the Investment Advisory Agreement, or

          (2) any change in a portfolio's fundamental investment policies,

                         DISTRIBUTION OF THE CONTRACTS

     MONY Securities Corporation ("MSC"), a New York corporation organized on September 26, 1969 which is a wholly-owned subsidiary of the Company, will act as the principal underwriter of the Contracts, pursuant to an underwriting agreement with the Company. MSC is a registered broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers. The Contracts are sold by individuals who are registered representatives of MSC and who are licensed as life insurance agents for the Company. The Contracts may also be sold through other broker-dealers authorized by MSC and applicable law to do so. Commissions and other expenses directly related to the sale of the Contract will not exceed 6.0% of Purchase Payments. Additional compensation may be paid for persistency, sales quality, and contract size and for other services not directly related to the sale of the Contract. Such services include the training of personnel and the production of promotional material.

                               FEDERAL TAX STATUS

INTRODUCTION

The Contracts described in this prospectus are designed for use by retirement plans that may or may not qualify for favorable tax treatment under the provisions of Section 401, 403 (other than 403(b)), 408(b), and 457 of the Code. The ultimate effect of federal income taxes on

     - the value of the Contract's Cash Value,

     - annuity payments, and

     - economic benefit to the Contractholder, Annuitant, and the Beneficiary may depend upon

     - the type of retirement plan for which the Contract is purchased, and

     - the tax and employment status of the individual concerned.

     The following discussion of the treatment of Contracts and of the Company under the federal income tax laws is general in nature. The discussion is based on the Company's understanding of current federal income tax laws, and is not intended as tax advice. Any person considering the purchase of a Contract should consult a qualified tax adviser. A more detailed description of the treatment of the Contract under federal income tax laws is contained in the Statement of Additional Information. THE COMPANY DOES NOT MAKE ANY GUARANTEE REGARDING ANY TAX STATUS, FEDERAL, STATE, OR LOCAL, OF ANY CONTRACT OR ANY TRANSACTION INVOLVING THE CONTRACTS.

TAX TREATMENT OF THE COMPANY

     Under existing federal income tax laws, the income of MONY Variable Account A, to the extent that it is applied to increase reserves under the Contracts, is substantially nontaxable to the Company.

TAXATION OF ANNUITIES IN GENERAL

     The Contracts offered by this prospectus are designed for use in connection with Qualified Plans and Non-Qualified Plans. All or a portion of the contributions to such plans will be used to make Purchase Payments under the Contracts. In general, contributions to Qualified Plans and income earned on contributions to all plans are tax-deferred until distributed to plan participants or their beneficiaries. Such tax deferral is not, however, available for Non-Qualified Plans if the Contractholder is other than a natural person unless the contract is held as an agent for a natural person. Annuity payments made as retirement distributions under a Contract are generally taxable to the annuitant as ordinary income except to the extent of

     - Participant contributions (in the case of Qualified Plans), or

     - Contractholder contributions (in the case of Non-Qualified Plans).

Contractholders, Annuitants, and Beneficiaries should seek qualified advice about the tax consequences of distributions, withdrawals, and payments under the retirement plans in connection with which the Contracts are purchased.

     The Company will withhold and remit to the United States Government and, where applicable to state governments part of the taxable portion of each distribution made under a Contract unless the Contractholder or Annuitant

     - provides his or her taxpayer identification number to the Company, and

     - notifies the Company that he or she chooses not to have amounts withheld.

     The Technical and Miscellaneous Revenue Act of 1988 ("TAMRA") has requirements for determining the amount includable in gross income with respect to distributions not received as an annuity. Distributions include those resulting from gratuitous transfers. When computing the distributions for any 12 month period, distributions from all annuity contracts issued by the same company to the Contractholder (other than those issued to qualified retirement plans) will be treated as one annuity contract. The IRS is given power to prescribe additional rules to prevent avoidance of this rule through serial purchases of contracts or otherwise. None of these rules is expected to affect tax-benefited plans.

     Effective January 1, 1993, distributions of plan benefits from qualified retirement plans, other than individual retirement arrangements ("IRAs"), generally will be subject to mandatory federal income tax withholding unless they either are:

          1. Part of a series of substantially equal periodic payments (at least annually) for

         - the participant's life or life expectancy,

         - the joint lives or life expectancies of the participant and his/her beneficiary,

         - or a period certain of not less than 10 years, or

          2. Required by the Code upon the participant's attainment of age 70 1/2 or death.

     Such withholding will apply even if the distribution is rolled over into another qualified plan, including an IRA. The withholding can be avoided if the participant's interest is directly transferred by the old plan to another eligible qualified plan, including an IRA. A direct transfer to the new plan can be made only in accordance with the terms of the old plan. If withholding is not avoided, the amount withheld may be subject to income tax and excise tax penalties.

     Under the generation skipping transfer tax, the Company may be liable for payment of this tax under certain circumstances. In the event that the Company determines that such liability exists, an amount necessary to pay the generation skipping transfer tax may be subtracted from the death benefit proceeds.

ANNUITY CONTRACTS GOVERNED BY SECTION 403(b) OF THE CODE

     An annuity contract will not be treated as a Qualified Contract under
Section 403(b) of the Code unless distributions which are attributable to a contribution made pursuant to a salary reduction agreement may be paid only:

     (1) when the Contractholder attains age 59 1/2;

     (2) when the Contractholder separates from the service of his employer;

     (3) when the Contractholder dies;

     (4) when the Contractholder becomes permanently disabled within the meaning of Section 72(m)(7) of the Code; or

     (5) in the case of hardship.

These restrictions generally apply to contributions made after December 31, 1988 and to any increase in Cash Value of the Contract after December 31, 1988. Therefore, effective January 1, 1989 and thereafter, any contributions made, or increase in Cash Value, on or after January 1, 1989 will be restricted from withdrawal except upon the five sets of circumstances set forth above. Hardship withdrawals are limited to the amount of the Contractholder's purchase payments. However, any purchase payments that reflect employer contributions and the earnings thereon will not be restricted unless specifically provided for by the applicable employer's plan.

     Effective January 1, 1989, the Contracts offered by this prospectus have been withdrawn from sale in connection with Qualified Plans which intend to qualify for federal income tax advantages under Section 403(b) of the Code.

RETIREMENT PLANS

     The Contracts described in this Prospectus currently are designed for use with the following types of retirement plans:

          (1) Pension and Profit Sharing Plans established by business employers and certain associations, as permitted by Sections 401(a) and 401(k) of the Code, including those purchasers who would have been covered under the rules governing H.R. 10 (Keogh) Plans;

          (2) Individual Retirement Annuities permitted by Section 408(b) of the Code, including Simplified Employee Pensions established by employers pursuant to Section 408(k);

          (3) Deferred compensation plans provided by certain governmental entities under Section 457;

          (4) Non-Qualified Plans; And

          (5) Tax-Sheltered Annuity Plans established by certain educational and tax-exempt organizations under Section 403(b) of the Code. (Effective January 1, 1989, the Contracts offered by this prospectus have been withdrawn from sale in all states in connection with Qualified Plans which intend to qualify for federal income tax advantages under Section 403(b) of the Code).

     The tax rules applicable to participants in such retirement plans vary according to the type of plan and its terms and conditions. Therefore, no attempt is made here to provide more than general information about the use of Contracts with the various types of retirement plans. Participants in such plans as well as Contractholders, Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under these plans are subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contracts. The Company will provide purchasers of Contracts used in connection with Individual Retirement Annuities with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency. Any person contemplating the purchase of a Contract should consult a qualified tax adviser.

                             SPECIAL EXCHANGE OFFER

     Holders of flexible premium variable annuity contracts issued by us on and after November 1, 1987 have a special right to exchange the contract which they hold for a Contract. We will waive all charges imposed on the surrender of the contract which they hold, provided that:

     (1) an application for the Contract be submitted upon the exercise of this special right, and

     (2) the special right is exercised not later than the expiration of 60 days from the later of:

          (a) the date upon which the exchange program becomes effective, and

          (b) the date the Contract becomes available in the state in which such contractholder resides.

                                PERFORMANCE DATA

     We may advertise the performance of the MONY America Variable Account A subaccounts. We will also report performance to contract Contractholders and may make performance information available to prospective purchasers. This information will be presented in compliance with applicable law.

     Performance information contained in these advertisements is based upon historical earnings and is not indicative of future performance. The data for each subaccount reflects the investment results of the designated portfolio of the Fund and recurring charges and deductions borne by or imposed on the portfolio and the subaccount. Set forth below for each subaccount is the manner in which the data contained in such advertisements will be calculated.

     Money Market Subaccount. The performance data for this subaccount will reflect the "yield" and "effective yield". The "yield" of the subaccount refers to the income generated by an investment in the Subaccount over the seven day period stated in the advertisement. This income is "annualized", that is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52 week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly, but, when annualized, the income earned by an investment in the subaccount is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

     Subaccounts other than the Money Market Subaccount. The performance data for these subaccounts will reflect the "yield" and "total return". The "yield" of each of these subaccounts refers to the income generated by an investment in that subaccount over the 30 day period stated in the advertisement and is the result of dividing that income by the value of the subaccount. The value of each subaccount is the average daily number of Units outstanding multiplied by the Unit Value on the last day of the period. The "yield" reflects deductions for all charges, expenses, and fees of both the Funds and the Variable Account other than the Surrender Charge. "Total return" for each of these subaccounts refers to the return a Contractholder would receive during the period indicated if a $1,000 Purchase Payment was made the indicated number of years ago. It reflects historical investment results less charges and deductions of both the Funds and MONY America Variable Account A, including any Surrender Charge imposed as a result of the full Surrender, with the distribution being made in cash rather than in the form of one of the settlement options, at the close of the period for which the "total return" data is given. Total return data may also be shown assuming that the Contract continues in force (i.e., was not surrendered) beyond the close of the periods indicated, in which case that data would reflect all charges and deductions of both the Funds and the Variable Account other than the Surrender Charge. Returns for periods exceeding one year reflect the average annual total return for such period. In addition to the total return data described above based upon a $1,000 investment, comparable data may also be shown for an investment equal to the amount of the average purchase payment made by a purchaser of a Contract during the prior year.

     Non-Standardized Performance Data. From time to time, average annual total return or other performance data may also be advertised in non-standardized formats. Non-standard performance data will be accompanied by standard performance data, and the period covered or other non-standard features will be disclosed.

     Performance information for MONY Variable Account A may be compared in advertisements, sales literature, and reports to contract Contractholders to various indices, including, without limitation, the Standard & Poor's 500 Indices and the Lehman Brothers, Shearson, CDA/Wiesenberger, Russell, Merrill Lynch, and Wilshire indices, and to various ranking services, including, without limitation, the Lipper Annuity and Closed End Survey compiled by Lipper Analytical Services and the VARDS report compiled by Variable Annuity Research and Data Service and to the Consumer Price Index (a measure for inflation)in order to provide the reader a basis for comparison of performance. Reports and promotional literature may also contain the Company's rating or a rating of the Company's claims paying ability as determined by firms that analyze and rate insurance companies and by nationally recognized statistical rating organization.

                             ADDITIONAL INFORMATION

     This Prospectus does not contain all the information set forth in the registration statement, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The omitted information may be obtained from the Commission's principal office in Washington, D.C., upon payment of the fees prescribed by the Commission.

     For further information with respect to the Company and the Contracts offered by this Prospectus, including the Statement of Additional Information (which includes financial statements relating to the Company), Contractholders and prospective investors may also contact the Company at its address or phone number set forth on the cover of this Prospectus for requesting such statement. The Statement of Additional Information is available from the Company without charge.

                               LEGAL PROCEEDINGS

     There are no legal proceedings to which MONY Variable Account A is a party. The Company and the principal underwriter are engaged in various kinds of routine litigation which, in the opinions of the Company and the principal underwriter, are not of material importance in relation to the total capital and surplus of the Company or the principal underwriter.

                              FINANCIAL STATEMENTS

     The financial statements for the Company should be distinguished from the financial statements of MONY Variable Account A and should be considered only as bearing on the ability of the Company to meet its obligations under the Contracts. The financial statements of the Company should not be considered as bearing on the investment performance of the assets held in MONY Variable Account A. The financial statements of the Company and MONY Variable Account A are included in the Statement of Additional Information.

                               TABLE OF CONTENTS

                                       OF

                      STATEMENT OF ADDITIONAL INFORMATION

                                  MAY 1, 1999

                            ITEM                              PAGE
                            ----                              ----
MONY Life Insurance Company.................................     1
Legal Opinion...............................................     1
Independent Accountants.....................................     1
Federal Tax Status..........................................     2
Performance Data............................................     5
Financial Statements........................................   F-1

     If you would like to receive a copy of the MONY Variable Account A Statement of Additional Information, please return this request to:

     MONY Life Insurance Company
     Mail Drop 8-27
     1740 Broadway
     New York, New York 10019

Your name
         -----------------------------------------------------------------------

Address
       -------------------------------------------------------------------------

City                                             State           Zip
    ------------------------------------------        ---------     ------------

     Please send me a copy of the MONY Variable Account A Statement of Additional Information.
Policy C3-88
FORM NO. 13456SL (5/99)                                                #33-37722

                                   APPENDIX A
                        CALCULATION OF SURRENDER CHARGE

ILLUSTRATION 1

     Suppose an initial Purchase Payment of $15,000 is the only payment made, and no taxes are deducted from this payment. At the beginning of the third Contract Year, the Cash Value of the Contract has grown to $18,000 and the Contractholder requests a partial surrender of $2,000.

     The Surrender Charge is determined as follows:

     Step 1: Purchase Payments are allocated to the surrender amount, as follows:

ANNIVERSARIES SINCE                           AMOUNT       AMOUNT AVAILABLE
 PURCHASE PAYMENT       CONTRACT YEAR       ALLOCATED      FOR ALLOCATION TO
  RECEIVED BY US       PAYMENT RECEIVED    TO SURRENDER    FUTURE SURRENDER
-------------------    ----------------    ------------    -----------------
       0...........           3               $    0            $     0
       1...........           2                    0                  0
       2...........           1                2,000             13,000

     If the Contract is a Non-Qualified Contract --

     Step 2: The Guaranteed Free Surrender Amount is calculated as 10% of the Cash Value ($1,800). Reduce the resulting amount allocated to surrender ($2,000) by the Guaranteed Free Surrender Amount ($1,800), and apply the Surrender Charge Percentages as follows:

                                                                          AMOUNT OF
NUMBER OF CONTRACT                                                        SURRENDER
ANNIVERSARIES SINCE                           AMOUNT       SURRENDER       CHARGE
 PURCHASE PAYMENT       CONTRACT YEAR       ALLOCATED        CHARGE        (AMT X
  RECEIVED BY US       PAYMENT RECEIVED    TO SURRENDER    PERCENTAGE       PCT)
-------------------    ----------------    ------------    ----------    -----------
       0...........           3                $  0            7%            $ 0
       1...........           2                   0            7               0
       2...........           1                 200            6              12

     Step 3: Summing the resulting Amounts of Surrender Charge produces a total Surrender Charge of $12.

     The Surrender Charge, plus the amount of the surrender is then deducted from the remaining Cash Value of the Non-Qualified Contract, for a total withdrawal of $2,012.

     If the Contract is a Qualified Contract--

     Step 2: The Guaranteed Free Surrender Amount is calculated as up to the greater of 10% of the Cash Value ($1,800) of the Qualified Contract or up to $10,000. Since the partial surrender requested is less than $10,000 (although it is greater than 10 percent), there is no Surrender Charge.

     Since there is no Surrender Charge, the entire amount requested is available under the Guaranteed Free Surrender Amount provision of the Qualified Contract.

     Assuming that in the middle of the tenth Contract Year, a full surrender is requested. The Cash Value at the time of full surrender is $28,000. Since this is a full surrender, the Annual Contract Charge (currently $30) is deducted from the Cash Value, leaving a remaining Cash Value balance of $27,970. For this calculation, there is $13,000 of Purchase Payments made in the first Contract Year.

     The Surrender Charge is determined as follows:

     Step 1: Purchase Payments are allocated to the surrender amount, as follows:

                  NUMBER OF CONTRACT
                  ANNIVERSARIES SINCE                                             AMOUNT
                   PURCHASE PAYMENT                         CONTRACT YEAR       ALLOCATED
                    RECEIVED BY US                         PAYMENT RECEIVED    TO SURRENDER
-------------------------------------------------------    ----------------    ------------
       0...............................................             10           $     0
       1...............................................              9                 0
       2...............................................              8                 0
       3...............................................              7                 0
       4...............................................              6                 0
       5...............................................              5                 0
       6...............................................              4                 0
       7...............................................              3                 0
       8 (or more).....................................        1 and 2            13,000

     If the Contract is a Non-Qualified Contract --

     Step 2: The Guaranteed Free Surrender Amount is calculated as up to 10% of the Cash Value ($2,800) of the Non-Qualified Contract. Reduce the resulting amount allocated to surrender ($13,000) by the Guaranteed Free Surrender Amount ($2,800), and apply the Surrender Charge Percentages as follows:

                                                                                     AMOUNT OF
      NUMBER OF CONTRACT                                                             SURRENDER
     ANNIVERSARIES SINCE                                 AMOUNT       SURRENDER       CHARGE
       PURCHASE PAYMENT            CONTRACT YEAR       ALLOCATED        CHARGE        (AMT X
        RECEIVED BY US            PAYMENT RECEIVED    TO SURRENDER    PERCENTAGE       PCT)
------------------------------    ----------------    ------------    ----------    -----------
       0......................             10           $     0           7%            $0
       1......................              9                 0           7              0
       2......................              8                 0           6              0
       3......................              7                 0           6              0
       4......................              6                 0           5              0
       5......................              5                 0           4              0
       6......................              4                 0           3              0
       7......................              3                 0           2              0
       8 or more..............        1 and 2            10,200           0              0

     Step 3: Summing the resulting Amounts of Surrender Charge produces a total Surrender Charge of $0.

     If the Contract is a Qualified Contract

     Step 2: The Guaranteed Free Surrender Amount is calculated as up to the greater of 10% of the Cash Value ($2,800) of the Qualified Contract or up to $10,000. Reduce the resulting amount allocated to surrender ($13,000) by the Guaranteed Free Surrender Amount ($10,000), and apply the Surrender Charge Percentages as follows:

      NUMBER OF CONTRACT                                                             AMOUNT OF
     ANNIVERSARIES SINCE                                 AMOUNT       SURRENDER      SURRENDER
       PURCHASE PAYMENT            CONTRACT YEAR       ALLOCATED        CHARGE         CHARGE
        RECEIVED BY US            PAYMENT RECEIVED    TO SURRENDER    PERCENTAGE    (AMT X PCT)
     -------------------          ----------------    ------------    ----------    ------------
       0......................             10            $    0           7%             $0
       1......................              9                 0           7               0
       2......................              8                 0           6               0
       3......................              7                 0           6               0
       4......................              6                 0           5               0
       5......................              5                 0           4               0
       6......................              4                 0           3               0
       7......................              3                 0           2               0
       8 or more..............        1 and 2             3,000           0               0

     Step 3: Summing the resulting Amounts of Surrender Charge produces a total Surrender Charge of $0.

     Since there are no Purchase Payments such that 7 or less policy anniversaries had passed since they were received, no part of the surrender proceeds are subject to a Surrender Charge. Hence, no Surrender Charge is assessed on this full surrender.

ILLUSTRATION 2

     Suppose Purchase Payments of $2,000 are made at the beginning of every Contract Year. No taxes are deducted from these Payments. In the middle of the third Contract Year, a partial surrender of $500 is requested. Suppose the Cash Value has grown to $7,000 at the time of the partial surrender request.

     The Surrender Charge is determined as follows:

     Step 1: Purchase Payments are allocated to the surrender amount, as follows:

           NUMBER OF CONTRACT
          ANNIVERSARIES SINCE                                    AMOUNT       AMOUNT AVAILABLE
            PURCHASE PAYMENT               CONTRACT YEAR       ALLOCATED      FOR ALLOCATION TO
             RECEIVED BY US               PAYMENT RECEIVED    TO SURRENDER    FUTURE SURRENDERS
          -------------------             ----------------    ------------    -----------------
       0................................         3                $  0             $2,000
       1................................         2                   0              2,000
       2................................         1                 500              1,500

     If the Contract is a Non-Qualified Contract --

     Step 2: The Guaranteed Free Surrender Amount is calculated as up to 10% of the Cash Value ($700) of the Non-Qualified Contract. Reduce the resulting amount allocated to surrender ($500) by the Guaranteed Free Surrender Amount ($700), and apply the Surrender Charge Percentages as follows:

       NUMBER OF CONTRACT                                                            AMOUNT OF
      ANNIVERSARIES SINCE                                AMOUNT       SURRENDER      SURRENDER
        PURCHASE PAYMENT           CONTRACT YEAR       ALLOCATED        CHARGE        CHARGE
         RECEIVED BY US           PAYMENT RECEIVED    TO SURRENDER    PERCENTAGE    (AMT X PCT)
      -------------------         ----------------    ------------    ----------    -----------
       0........................         3                 $0             7%            $0
       1........................         2                  0             7              0
       2........................         1                  0             6              0

     Step 3: Summing the resulting Amounts of Surrender Charge produces a total Surrender Charge of $0.

     The partial surrender will be allocated to $500 of payments made in the first Contract Year. But since 10 percent of the Cash Value ($700) of the Non-Qualified Contract could be surrendered under the Guaranteed Free Surrender Amount Provision, the partial surrender of $500 could be withdrawn without a surrender charge.

     If the Contract is a Qualified Contract --

     Step 2: The Guaranteed Free Surrender Amount is calculated as up to the greater of 10% of the Cash Value ($700) of the Qualified Contract or up to $10,000. Since the partial surrender requested is less than $10,000 and less than 10% there is no surrender charge.

     Since there is no Surrender Charge, the entire amount requested is available under the Guaranteed Free Surrender Amount provision of the Qualified Contract.

     Assume that Purchase Payments of $2,000 have continually been made at the beginning of each Contract Year, and that in the middle of the tenth Contract Year, a partial surrender of $7,500 is requested. The Cash Value is $32,600 at the time of the partial surrender request.

     The Surrender Charge is determined as follows:

     Step 1: Purchase Payments are allocated to the surrender amount, as follows:

           NUMBER OF CONTRACT
          ANNIVERSARIES SINCE                                    AMOUNT       AMOUNT AVAILABLE
            PURCHASE PAYMENT               CONTRACT YEAR       ALLOCATED      FOR ALLOCATION TO
             RECEIVED BY US               PAYMENT RECEIVED    TO SURRENDER    FUTURE SURRENDERS
          -------------------             ----------------    ------------    -----------------
       0................................           10            $    0            $2,000
       1................................            9                 0             2,000
       2................................            8                 0             2,000
       3................................            7                 0             2,000
       4................................            6                 0             2,000
       5................................            5                 0             2,000
       6................................            4             2,000                 0
       7................................            3             2,000                 0
       8 or more........................      1 and 2             3,500                 0

     If the Contract is a Non-Qualified Contract --

     Step 2: The Guaranteed Free Surrender Amount is calculated as 10% of the Cash Value ($3,260) of the Non-Qualified Contract. Reduce the resulting amount allocated to surrender ($3,500) in Contract Years 1 and 2 by the Guaranteed Free Surrender Amount ($3,260), and apply the Surrender Charge Percentages as follows:

       NUMBER OF CONTRACT                                                            AMOUNT OF
      ANNIVERSARIES SINCE                                AMOUNT       SURRENDER      SURRENDER
        PURCHASE PAYMENT           CONTRACT YEAR       ALLOCATED        CHARGE        CHARGE
         RECEIVED BY US           PAYMENT RECEIVED    TO SURRENDER    PERCENTAGE    (AMT X PCT)
      -------------------         ----------------    ------------    ----------    -----------
       6........................            4            $2,000           3%            $60
       7........................            3             2,000           2              40
       8 or more................      1 and 2               240           0               0

     Step 3: Summing the resulting Amounts of Surrender Charge produces a total Surrender Charge of $100.

     The Surrender Charge, plus the amount of the surrender is then deducted from the remaining Cash Value of the Non-Qualified Contract, for a total withdrawal of $7,600.

     If the Contract is a Qualified Contract --

     Step 2: The Guaranteed Free Surrender Amount is calculated as up to the greater of 10% of the Cash Value ($3,260) of the Qualified Contract or up to $10,000. Since the partial surrender requested is less than $10,000 (although it is greater than 10 percent), there is no surrender charge.

     Since there is no Surrender Charge, the entire amount requested is available under the Guaranteed Free Surrender Amount provision of the Qualified Contract.

     Assuming that in the middle of the twelfth Contract Year, a full surrender with the full proceeds being settled under Settlement Option 3, Single Life Income for 10 years certain and during the balance of the annuitant's lifetime, payments of $2,000 have continuously been made at the beginning of each contract year. The Cash Value at the time of the full surrender is $26,000. Since this example assumes a full surrender is being made, the Annual Contract Charge (currently $30) is deducted from the Cash Value, leaving a remaining Cash Value of $25,970.

     Since the full proceeds are being applied to Settlement Option 3, the Surrender Charge is $0. The entire remaining Cash Value of $25,970 is applied to the settlement option.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                                                   Bulk Rate
                                                                 U.S. Postage
                                                                    P A I D
                                                                Permit No. 8048
                                                                   New York,
                                                                   New York

MONY Life Insurance Company
Administrative Offices
1740 Broadway, New York, NY 10019

[THE MONY GROUP LOGO]
                                            MONY Life Insurance Company and MONY
                                                                      Securities
                                       Corporation are members of The MONY Group
--------------------------------------------------------------------------------
                                                          Form No. 13455 SL 5/99

                                 THE MONYMASTER

                      STATEMENT OF ADDITIONAL INFORMATION
                               DATED MAY 1, 1999

                          INDIVIDUAL FLEXIBLE PAYMENT
                           VARIABLE ANNUITY CONTRACT

                                   ISSUED BY

                            MONY VARIABLE ACCOUNT A

                                      AND

                          MONY LIFE INSURANCE COMPANY

     This Statement of Additional Information is not a prospectus, but it relates to, and should be read in conjunction with, the prospectus dated May 1, 1999 for the Individual Flexible Payment Variable Annuity Contract ("Contract") issued by MONY Life Insurance Company ("Company"). The prospectus is available, at no charge, by writing the Company at 1740 Broadway, New York, New York, 10019, Mail Drop 8-27 or by calling 1-800-487-6669.

                               TABLE OF CONTENTS

                            ITEM                                PAGE
                            ----                              --------
MONY Life Insurance Company.................................         1
Legal Opinion...............................................         1
Independent Accountants.....................................         1
Federal Tax Status..........................................         2
Performance Data............................................         5
Financial Statements........................................       F-1

FORM NO. 13456 SL (5/99)                                      33-37722

                          MONY LIFE INSURANCE COMPANY

     MONY Life Insurance Company ("Company") is a stock life insurance company. It was organized under the laws of the state of New York in 1842 as a mutual life insurance company under the name The Mutual Life Insurance Company of New York. The principal offices of the Company are at 1740 Broadway, New York, New York 10019. MONY converted from a mutual life insurance company in 1998 in a process known as demutualization. The Company had consolidated assets at the end of 1998 of approximately $25.0 billion. The Company is licensed to sell insurance and annuities in all states of the United States, the District of Columbia, Puerto Rico, the Virgin Islands and all Provinces of Canada.

     At May 1, 1998, the rating assigned to the Company by A.M. Best Company, Inc., an independent insurance company rating organization, was Company A- (Excellent) based upon an analysis of financial condition and operating performance through the end of 1996. The A.M. Best rating of the Company should be considered only as bearing on the ability of the Company to meet its obligations under the Contracts.

                                 LEGAL OPINION

     Legal matters relating to federal securities laws applicable to the issue and sale of the Contract and all matters of New York law pertaining to the Contract, including the validity of the Contract and the Company's right to issue the Contract, have been passed upon by Willard G. Eldred, Esq., then Vice President and Deputy General Counsel, of the Company.

                            INDEPENDENT ACCOUNTANTS

     The financial statements included herein have been audited by PricewaterhouseCoopers LLP, independent accountants, and are included herein in reliance on the reports of said firm given on the authority of that firm as experts in accounting and auditing. PricewaterhouseCoopers LLP's office is located at 1177 Avenue of the Americas, New York, New York 10036.

                                       (1)

                               FEDERAL TAX STATUS

INTRODUCTION

     The Contract is designed for use to fund retirement plans which may or may not be Qualified Plans under the provisions of the Internal Revenue Code (the "Code"). The ultimate effect of federal income taxes on the Contract value, on annuity payments, and on the economic benefit to the Contractholder, Annuitant, or Beneficiary depends on the type of retirement plan for which the Contract is purchased and upon the tax and employment status of the individual concerned. The discussion contained herein is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state or other tax laws. Moreover, the discussion herein is based upon the Company's understanding of current federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of those current federal income tax laws or of the current interpretations by the Internal Revenue Service.

TAXATION OF ANNUITIES IN GENERAL

     Section 72 of the Code governs taxation of annuities in general. Except in the case of certain corporate and other non-individual Contractholders, there are no income taxes on increases in the value of a Contract until a distribution occurs, in the form of a full surrender, a partial surrender, a death benefit, an assignment or gift of the Contract, or as annuity payments.

SURRENDERS, DEATH BENEFITS, ASSIGNMENTS AND GIFTS

     A Contractholder who fully surrenders his or her Contract is taxed on the portion of the payment that exceeds his or her cost basis in the Contract. For Non-Qualified Contracts, the cost basis is generally the amount of the Purchase Payments made for the Contract, and the taxable portion of the surrender payment is taxed as ordinary income. For Qualified Contracts, the cost basis is generally zero, except to the extent of non-deductible employer contributions, and the taxable portion of the surrender payment is generally taxed as ordinary income subject to special elective 5-year (and, for certain eligible persons, 10-year) income averaging in the case of Qualified Contracts. A Beneficiary entitled to receive a lump sum death benefit upon the death of the Annuitant is taxed on the portion of the amount that exceeds the Contractholder's cost basis in the Contract. If the Beneficiary elects to receive annuity payments within 60 days of the Annuitant's death, different tax rules apply. (See "Annuity Payments" below.)

     Partial surrenders received under Non-Qualified Contracts prior to annuitization are first included in gross income to the extent Surrender Value exceeds Purchase Payments, less prior nontaxable distributions, and the balance is treated as a nontaxable return of principal to the Contractholder. For partial surrenders under a Qualified Contract, payments are generally prorated between taxable income and nontaxable return of investment.

     There are special rules for Qualified Plans or contracts involving 85 percent or more employee contributions. Since the cost basis of Qualified Contracts is generally zero, however, partial surrender amounts will generally be fully taxed as ordinary income.

     A Contractholder who assigns or pledges a Non-Qualified Contract is treated as if he or she had received the amount assigned or pledged and thus is subject to taxation under the rules applicable to surrenders. A Contractholder who gives away the Contract (i.e., transfers it without full and adequate consideration) to anyone other than his or her spouse is treated for income tax purposes as if he or she had fully surrendered the Contract.

ANNUITY PAYMENTS

     The non-taxable portion of each annuity payment is determined by an "exclusion ratio" formula which establishes the ratio that the cost basis of the Contract bears to the total expected value of annuity payments for the term of the annuity. The remaining portion of each payment is taxable. Such taxable portion is taxed at

                                       (2)
ordinary income rates. For Qualified Contracts, the cost basis is generally zero. With annuity payments based on life contingencies, the payments will become fully taxable once the Annuitant lives longer than the life expectancy used to calculate the non-taxable portion of the prior payments. Conversely, a tax deduction in the Annuitant's last taxable year, equal to the unrecovered cost basis, is available if the Annuitant does not live to life expectancy.

PENALTY TAX

     Payments received by Contractholders, Annuitants, and Beneficiaries under both Qualified and Non-Qualified Contracts may be subject to both ordinary income taxes and a penalty tax equal to 10 percent of the amount received that is includable in income. The penalty is not imposed on amounts received: (a) after the taxpayer attains age 59 1/2; (b) in a series of substantially equal payments made for life or life expectancy following separation from service; (c) after the death of the Contractholder (or, where the Contractholder is not a human being, the death of the Annuitant); (d) if the taxpayer is totally disabled; (e) upon early retirement under the plan after the taxpayer's attainment of age 55; or (f) which are used for certain medical care expenses. Exceptions (e) and (f) do not apply to Individual Retirement Accounts and Annuities and Non-Qualified Contracts. An additional exception for Non-Qualified Contracts is amounts received as an immediate annuity.

INCOME TAX WITHHOLDING

     The Company is required to withhold federal, and, where applicable, state, income taxes on taxable amounts paid under the Contract unless the recipient elects not to have withholding apply. The Company will notify recipients of their right to elect not to have withholding apply.

     Effective January 1, 1993, distributions of plan benefits from qualified retirement plans, other than individual retirement arrangements ("IRAs"), generally will be subject to mandatory federal income tax withholding unless they either are:

          1. Part of a series of substantially equal periodic payments (at least annually) for the participant's life or life expectancy, the joint lives or life expectancies of the participant and his/her beneficiary, or a period certain of not less than 10 years; or

          2. Required by the Code upon the participant's attainment of age 70 1/2 or death.

     Such withholding will apply even if the distribution is rolled over into another qualified plan, including an IRA. The withholding can be avoided if the participant's interest is directly transferred by the old plan to another eligible qualified plan, including an IRA. A direct transfer to the new plan can be made only in accordance with the terms of the old plan. If withholding is not avoided, the amount withheld may be subject to income tax and excise tax penalties.

DIVERSIFICATION STANDARDS

     The United States Secretary of the Treasury has the authority to set standards for diversification of the investments underlying variable annuity contracts (other than pension plan contracts). The Secretary of the Treasury has issued certain regulations. Further regulations may be issued. The Funds are designed to be managed to meet the diversification requirements for the Contract as those requirements may change from time to time. The Company intends to satisfy those requirements so that the Contract will be treated as an annuity contract.

     The Secretary of the Treasury has announced that he expects to issue regulations or Revenue Rulings that will prescribe the circumstances in which a Contractholder's control of the investments of a segregated asset account may cause the Contractholder, rather than the insurance company, to be treated as the owner of the assets of the account. The regulations or Revenue Rulings could impose requirements that are not reflected in the Contract. The Company, however, has reserved certain rights to alter the Contract and investment alternatives so as to comply with such regulations or Revenue Rulings. Since the regulations or Revenue Rulings have not been issued, there can be no assurance as to the content of such regulations or

                                       (3)

Revenue Rulings or even whether application of the regulations or Revenue Rulings will be prospective. For these reasons, Contractholders are urged to consult with their own tax advisers.

QUALIFIED PLANS

     The Contract is designed for use with several types of Qualified Plans. The tax rules applicable to participants in such Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. Moreover, many of these tax rules were changed by the Tax Reform Act of 1986. Therefore, no attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. Participants under such Qualified Plans as well as Contractholders, Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract issued in connection therewith. Following are brief descriptions of the various types of Qualified Plans and of the use of the Contract in connection therewith. Purchasers of the Contract should seek competent advice concerning the terms and conditions of the particular Qualified Plan and use of the Contract with that plan.

TAX-SHELTERED ANNUITIES

     Section 403(b) of the Code permits public school employees and employees of certain types of charitable organizations specified in Section 501(c)(3) of the Code and certain educational organizations to purchase annuity contracts and, subject to certain contribution limitations, exclude the amount of Purchase Payments from gross income for tax purposes. However, such Purchase Payments may be subject to Social Security (FICA) taxes. These annuity contracts are commonly referred to as "Tax-Sheltered Annuities." Effective January 1, 1989, the Contracts have been withdrawn from sale to Qualified Plans which intend to qualify for federal income tax advantages under Section 403(b).

H.R. 10 PLANS

     The Self-Employed Individuals Tax Retirement Act of 1962, as amended, which is commonly referred to as "H.R. 10," permits self-employed individuals to establish Qualified Plans for themselves and their employees. The tax consequences to participants under such plans depend upon the plan itself. In addition, such plans are limited by law to maximum permissible contributions, distribution dates, and tax rates applicable to distributions. In order to establish such a plan, a plan document, usually in prototype form pre-approved by the Internal Revenue Service, is adopted and implemented by the employer.

INDIVIDUAL RETIREMENT ACCOUNTS AND ANNUITIES

     Section 408 of the Code permits eligible individuals to contribute to individual retirement programs known as "Individual Retirement Accounts" and "Individual Retirement Annuities." These Individual Retirement Accounts and Annuities are subject to limitations on the amounts which may be contributed, the persons who may be eligible, and on the time when distributions may commence. In addition, distributions from certain types of Qualified Plans may be placed on a tax-deferred basis into an Individual Retirement Account or Annuity.

CORPORATE PENSION AND PROFIT-SHARING PLANS

     Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of retirement plans for employees. Such retirement plans may permit the purchase of the Contract to provide benefits under the plans.

CERTAIN GOVERNMENTAL ENTITIES

     Section 457 of the Code permits certain governmental entities to establish deferred contribution plans. Such deferred contribution plans may permit the purchase of the Contract to provide benefits under the plans.

                                       (4)

                                PERFORMANCE DATA

MONEY MARKET SUBACCOUNT

     For the seven-day period ended December 31, 1998, the yield was 3.69% and the effective yield was 3.75%.

     The yield was calculated by dividing the result of subtracting the value of one Unit at the end of the seven day period ("Seventh Day Value") from the value of one Unit at the beginning of the seven day period ("First Day Value") by the First Day Value (the resulting quotient being the "Base Period Return") and multiplying the Base Period Return by 365 divided by 7 to obtain the annualized yield.

     The effective yield was calculated by compounding the Base Period Return calculated in accordance with the preceding paragraph, adding 1 to the Base Period Return, raising that sum to a power equal to 365 divided by 7 and subtracting 1 from the result.

     As the Money Market Subaccount invests only in shares of the Money Market Portfolio of the MONY Series Fund, Inc. ("MONY Series Fund"), the First Day Value reflects the per share net asset value of the Money Market Portfolio (which will normally be $1.00) and the number of shares of the Money Market Portfolio of the MONY Series Fund held in the Money Market Subaccount. The Seventh Day Value reflects increases or decreases in the number of shares of the Money Market Portfolio of the MONY Series Fund held in the Money Market Subaccount due to the declaration of dividends (in the form of shares and including dividends (in the form of shares) on shares received as dividends) of the net investment income and the daily charges and deductions from the Subaccount for mortality and expense risks and a deduction for the Annual Contract Charge imposed on each Contract Anniversary which has been pro-rated to reflect the shortened 7-day period and allocated to the Money Market Subaccount in the proportion that the total value of the Money Market Subaccount bore to the total value of the Variable Account at the end of the period indicated. Net investment income reflects earnings on investments less expenses of the Fund including the Investment Advisory Fee (which for calculating the yield and effective yield quoted above is assumed to be .40 percent, the fee which would be charged based upon the amount of assets under management on the last day of the period for which the quoted yield is stated). Not reflected in either the yield or effective yield are surrender charges, which will not exceed 7% of total Purchase Payments made prior to the Contract Year of surrender and the preceding 7 Contract Years.

                                       (5)

SUBACCOUNTS OTHER THAN MONEY MARKET SUBACCOUNT

TOTAL RETURN:

     The average annual total return for the Subaccounts other than the Money Market Subaccount, assuming that the Contracts remain in force throughout the periods, is shown in the table below. This table does not reflect the impact of the tax laws, if any, on total return as a result of the surrender.

                            MONY VARIABLE ACCOUNT A

                                  TOTAL RETURN

                    (ASSUMING $1,000 PAYMENT AT BEGINNING OF
                     PERIOD AND SURRENDER AT END OF PERIOD)

                                                                                             FOR THE
                                                                                           PERIOD SINCE
                                          FOR THE          FOR THE          FOR THE         INCEPTION
                                        1 YEAR ENDED    5 YEARS ENDED    10 YEARS ENDED      THROUGH
                                        DECEMBER 31,    DECEMBER 31,      DECEMBER 31,     DECEMBER 31,
              SUBACCOUNT                    1998            1998              1998             1998
              ----------                ------------    -------------    --------------    ------------
Equity................................      1.59%           17.61%           15.56%            15.16%
Small Company Value...................      1.44%           12.16%           14.56%            14.30%
Managed...............................     -1.35%           16.96%           17.47%            17.28%
International Growth..................      6.87%             N/A              N/A              8.70%
High Yield Bond.......................     -4.32%             N/A              N/A              8.82%
Intermediate Term Bond................     -0.55%            3.85%            6.34%             5.95%
Long Term Bond........................      2.06%            6.33%            9.04%             8.48%
Government Securities.................     -1.14%             N/A              N/A              4.28%

    Although MONY Variable Account A commenced operations in February 1991, the total returns shown above reflect those operations as well as the historical results for MONY Legacy Variable Account A. MONY Legacy Variable Account A commenced operations on December 30, 1987 and the assets, reserves, and other liabilities thereof became the assets, reserves, and other liabilities of the MONY Variable Account A on February 28, 1991, the effective date of the merger of MONY Legacy Life Insurance Company into the Company. Total return for the period since inception reflects the average annual total return since the inception (commencement of operations) of each of the Subaccounts, which is August 1988 for the Equity and Managed Subaccounts, September 1988 for the Small Company Value Subaccount, March 1988 for the Intermediate Term Bond Subaccount, February 1988 for the Long Term Bond Subaccount, December 1994 for the Government Securities Portfolio, and November 1994 for the International Growth and for the High Yield Bond. Total return is not indicative of future performance.

     The table above assumes that a $1,000 payment was made to each Subaccount at the beginning of the period shown, that no further payments were made, that any distributions from the corresponding Portfolio of the Funds were reinvested, and that the Contractholder surrendered the Contract for cash, rather than electing commencement of annuity benefits in the form of one of the Settlement Options available, at the end of the period shown. The total return percentages shown in the table reflect the historical rates of return, deductions for all charges, expenses, and fees of both the Funds (including the Investment Advisory Fees described in the Prospectus (see "Investment Advisory Fee" at page 23) and the Variable Account which would be imposed on the payment assumed, including a contingent deferred sales (Surrender) charge imposed as a result of the full surrender and a deduction for the Annual Contract Charge imposed on each Contract Anniversary and upon full surrender and allocated to each Subaccount in the proportion that the total value of that Subaccount bore to the total value of the Variable Account at the end of the period indicated.

                                       (6)

     The average annual total return for the Subaccounts other than the Money Market Subaccount, assuming that the Contracts remain in force throughout the periods indicated, is shown in the table below.

                            MONY VARIABLE ACCOUNT A

                                  TOTAL RETURN

                    (ASSUMING $1,000 PAYMENT AT BEGINNING OF
                    PERIOD AND CONTRACT CONTINUES IN FORCE)

                                                                                             FOR THE
                                                                                          PERIOD SINCE
                                         FOR THE          FOR THE          FOR THE          INCEPTION
                                       1 YEAR ENDED    5 YEARS ENDED    10 YEARS ENDED       THROUGH
                                       DECEMBER 31,    DECEMBER 31,      DECEMBER 31,     DECEMBER 31,
             SUBACCOUNT                    1998            1998              1998             1998
             ----------                ------------    -------------    --------------    -------------
Equity...............................      7.83%           18.01%           15.56%            15.16%
Small Company Value..................      7.69%           12.68%           14.56%            14.30%
Managed..............................      4.91%           17.38%           17.47%            17.28%
International Growth.................     13.08%             N/A              N/A              9.55%
High Yield Bond......................      1.96%             N/A              N/A              9.67%
Intermediate Term Bond...............      5.71%            4.59%            6.34%             5.95%
Long Term Bond.......................      8.30%            6.99%            9.04%             8.48%
Government Securities................      5.13%             N/A              N/A              5.31%

    Although MONY Variable Account A commenced operations in February 1991, the total returns shown above reflect those operations as well as the historical results for MONY Legacy Variable Account A. MONY Legacy Variable Account A commenced operations on December 30, 1987 and the assets, reserves, and other liabilities thereof became the assets, reserves, and other liabilities of the MONY Variable Account A on February 28, 1991, the effective date of the merger of MONY Legacy Life Insurance Company into the Company. Total return for the period since inception reflects the average annual total return since the inception (commencement of operations) of each of the Subaccounts, which is August 1988 for the Equity and Managed Subaccounts, September 1988 for the Small Company Value Subaccount, March 1988 for the Long Term Bond Subaccount, February 1986 for the Intermediate Term Bond Subaccount, December 1994 for the Government Securities Subaccount, and November 1994 for the International Growth and for the High Yield Bond Subaccounts. Total return is not indicative of future performance.

     The table above reflects the same assumptions and results as the table appearing on page 6, except that no contingent deferred sales (surrender) charge has been deducted. The data reflected in the table above reflects the total return a Contractholder would have received during that period if he did not surrender his Contract.

     In addition to the total returns shown above, total returns may also be shown for the average purchase payment made by a purchaser of the Contract. For 1997, this amount was $25,000. The following tables show total returns calculated on the same basis as the two tables above, except that the purchase payment is $25,000.

                                       (7)

                            MONY VARIABLE ACCOUNT A
                                  TOTAL RETURN
                     (ASSUMING $25,000 PAYMENT AT BEGINNING
                   OF PERIOD AND SURRENDER AT END OF PERIOD)

                                                                                             FOR THE
                                                                                          PERIOD SINCE
                                         FOR THE          FOR THE          FOR THE          INCEPTION
                                       1 YEAR ENDED    5 YEARS ENDED    10 YEARS ENDED       THROUGH
                                       DECEMBER 31,    DECEMBER 31,      DECEMBER 31,     DECEMBER 31,
             SUBACCOUNT                    1998            1998              1998             1998
             ----------                ------------    -------------    --------------    -------------
Equity...............................      2.28%           18.14%           15.98%            15.57%
Small Company Value..................      2.00%           12.67%           14.90%            14.65%
Managed..............................      0.30%           18.22%           18.35%            18.13%
International Growth.................      7.19%             N/A              N/A              9.04%
High Yield Bond......................     -3.99%             N/A              N/A              9.15%
Intermediate Term Bond...............     -0.15%            4.24%            6.63%             6.24%
Long Term Bond.......................      2.49%            6.73%            9.32%             8.76%
Government Securities................     -0.74%             N/A              N/A              4.74%

    Although MONY Variable Account A commenced operations in February 1991, the total returns shown above reflect those operations as well as the historical results for MONY Legacy Variable Account A. MONY Legacy Variable Account A commenced operations on December 30, 1987 and the assets, reserves, and other liabilities thereof became the assets, reserves, and other liabilities of the MONY Variable Account A on February 28, 1991, the effective date of the merger of MONY Legacy Life Insurance Company into the Company. Total return for the period since inception reflects the average annual total return since the inception (commencement of operations) of each of the Subaccounts, which is August 1988 for the Equity and Managed Subaccounts, September 1988 for the Small Company Value Subaccount, March 1988 for the Long Term Bond Subaccount, February 1988 for the Intermediate Term Bond Subaccount, December 1994 for the Government Securities Subaccount, and November 1994 for the International Growth and for the High Yield Bond Subaccounts. Total return is not indicative of future performance.

                            MONY VARIABLE ACCOUNT A
                                  TOTAL RETURN
                     (ASSUMING $25,000 PAYMENT AT BEGINNING
                   OF PERIOD AND CONTRACT CONTINUES IN FORCE)

                                                                                             FOR THE
                                                                                          PERIOD SINCE
                                         FOR THE          FOR THE          FOR THE          INCEPTION
                                       1 YEAR ENDED    5 YEARS ENDED    10 YEARS ENDED       THROUGH
                                       DECEMBER 31,    DECEMBER 31,      DECEMBER 31,     DECEMBER 31,
             SUBACCOUNT                    1998            1998              1998             1998
             ----------                ------------    -------------    --------------    -------------
Equity...............................      8.52%           18.53%           15.98%            15.57%
Small Company Value..................      8.25%           13.17%           14.90%            14.65%
Managed..............................      6.55%           18.61%           18.35%            18.13%
International Growth.................     13.40%             N/A              N/A              9.82%
High Yield Bond......................      2.29%             N/A              N/A              9.93%
Intermediate Term Bond...............      6.11%            4.97%            6.63%             6.24%
Long Term Bond.......................      8.72%            7.38%            9.32%             8.76%
Government Securities................      5.52%             N/A              N/A              5.67%

    Although MONY Variable Account A commenced operations in February 1991, the total shown above reflect those operations as well as the historical results for MONY Legacy Variable Account A. MONY Legacy Variable Account A commenced operations on December 30, 1987 and the assets, reserves, and other liabilities thereof became the assets, reserves, and other liabilities of the MONY Variable Account A on February 28, 1991, the effective date of the merger of MONY Legacy Life Insurance Company into the Company. Total return for the period since inception reflects the average annual total return since the inception (commencement of operations) of each of the Subaccounts, which is August 1988 for the Equity and Managed Subaccounts, September 1988 for the Small Company Value Portfolio, March

                                       (8)

1988 for the Intermediate Term Bond Subaccount, February 1988 for the Long Term Bond Subaccount, December 1994 for the Government Securities Subaccount and November 1994 for the International Growth and for the High Yield Bond Subaccounts. Total return is not indicative of future performance.

30-DAY YIELD:

     The yield for the Intermediate Term Bond, Long Term Bond, Government Securities and High Yield Bond Subaccounts is shown for the 30-day periods indicated in the following table.

                            MONY VARIABLE ACCOUNT A
                            YIELD FOR 30-DAY PERIOD

                                                                  YIELD FOR
                                                                30 DAYS ENDED
                                                              DECEMBER 31, 1998
                                                              -----------------
Intermediate Term Bond......................................        4.83%
Long Term Bond..............................................        5.03%
Government Securities.......................................        3.39%
High Yield Bond.............................................        7.26%

The 30-day yield is not indicative of future results.

     The yield shown in the table above is computed by subtracting from the net investment income of the corresponding Portfolio of the respective Fund charges and expenses imposed by the Variable Account and dividing the result by the value of the Subaccount. For the Intermediate Term Bond and Long Term Bond Portfolios, net investment income is the net of interest earned on the obligation held by the Portfolio and expenses accrued for the period. Interest earned on the obligation is determined by (i) computing the yield to maturity based on the market value of each obligation held in the corresponding Portfolio at the close of business on the thirtieth day of the period (or as to obligations purchased during that 30-day period, based on the purchase price plus accrued interest); (ii) dividing the yield to maturity for each obligation by 360; (iii) multiplying that quotient by the market value of each obligation (including actual accrued interest) for each day of the subsequent 30-day month that the obligation is in the Portfolio; and (iv) totaling the interest on each obligation. Discount or premium amortization is recomputed at the beginning of each 30-day period and with respect to discount and premium on mortgage or other asset-backed obligations subject to monthly payment of principal and interest, discount and premium is amortized on the remaining security, based on the cost of the security, to the weighted average maturity date, if available, or to the remaining term of the security, if the weighted average maturity date is not available. Gain or loss attributable to actual monthly paydowns is reflected as an increase or decrease in interest income during that period.

     The yield shown reflects deductions for all charges, expenses, and fees of both the Funds and the Variable Account other than the contingent deferred sales (surrender) charge. The surrender charge will not exceed 7% of total Purchase Payments made in the Contract Year of surrender and the preceding 7 Contract Years.

     Net investment income of the corresponding Portfolio less all charges and expenses imposed by the Variable Account is divided by the product of the average daily number of Units outstanding and the value of one Unit on the last day of the period. The sum of the quotient and 1 is raised to the 6th power, 1 is subtracted from the result, and then multiplied by 2.

YEAR TO DATE TOTAL RETURN:

     The tables below show total returns for the year to date (January 1, 1999 to February 12, 1999) which have not been annualized and which assume, respectively, a $1,000 and a $25,000 payment made at the beginning of the period and reflecting the same assumptions and results as the table appearing on page 6,

                                       (9)
except, in the case of the column headed "Contract In Force", no contingent deferred sales (surrender) charge or annual contract charge has been deducted:

                            MONY VARIABLE ACCOUNT A
                           YEAR TO DATE TOTAL RETURN
                        (JANUARY 1 TO FEBRUARY 12, 1999)
                (ASSUMING $1,000 PAYMENT AT BEGINNING OF PERIOD)

                                                              SURRENDER AT     CONTRACT
                         SUBACCOUNT                           END OF PERIOD    IN FORCE
                         ----------                           -------------    --------
Equity......................................................     -12.66%        -5.60%
Small Company Value.........................................      -8.03%        -1.14%
Managed.....................................................     -12.00%        -3.97%
International Growth........................................      -8.87%        -2.22%
High Yield Bond.............................................      -4.83%         1.80%
Intermediate Term Bond......................................      -7.31%        -0.59%
Long Term Bond..............................................      -9.30%        -2.55%
Government Securities.......................................      -7.13%        -0.42%

                            MONY VARIABLE ACCOUNT A
                           YEAR TO DATE TOTAL RETURN
                        (JANUARY 1 TO FEBRUARY 12, 1999
               (ASSUMING $25,000 PAYMENT AT BEGINNING OF PERIOD)

                                                              SURRENDER AT     CONTRACT
                         SUBACCOUNT                           END OF PERIOD    IN FORCE
                         ----------                           -------------    --------
Equity......................................................     -11.97%        -5.60%
Small Company Value.........................................      -7.47%        -1.14%
Managed.....................................................     -10.36%        -3.97%
International Growth........................................      -8.55%        -2.22%
High Yield Bond.............................................      -4.50%         1.80%
Intermediate Term Bond......................................      -6.91%        -0.59%
Long Term Bond..............................................      -8.88%        -2.55%
Government Securities.......................................      -6.73%        -0.42%

OTHER NON-STANDARDIZED PERFORMANCE DATA:

     From time to time, average annual total return or other performance data may also be advertised in nonstandardized formats. Non-standard performance data will be accompanied by standard performance data, and the period covered or other non-standard features will be disclosed.

                              FINANCIAL STATEMENTS

     The financial statements of the Company should be distinguished from the financial statements of the Variable Account. The financial statements of the Company should be considered only as bearing upon the ability of the Company to meet its obligations under the Contracts and should not be considered as bearing on the investment performance of the assets held in the Variable Account. The financial statements of the Company and the Variable Account are included in the Statement of Additional Information.

                                      (10)

             FINANCIAL STATEMENTS AND NOTES TO FINANCIAL STATEMENTS
                         INDEX TO FINANCIAL STATEMENTS

                                                              PAGE
                                                              ----
With respect to MONY Variable Account A
  Report of Independent Accountants.........................   F-2
  Statements of assets and liabilities as of December 31,
     1998...................................................   F-3
  Statements of operations for the year ended December 31,
     1998...................................................   F-6
  Statements of changes in net assets for the years ended
     December 31, 1998 and 1997.............................   F-9
  Notes to financial statements.............................  F-13

With respect to MONY Life Insurance Company:
  Report of Independent Accountants.........................  F-16
  Consolidated balance sheets as of December 31, 1998 and
     1997...................................................  F-17
  Consolidated statements of income and comprehensive income for the years ended December 31, 1998, 1997 and 1996...  F-18
  Consolidated statements of changes in shareholder's equity for the years ended December 31, 1998, 1997 and 1996...  F-19
  Consolidated statements of cash flows for the years ended
     December 31, 1998, 1997 and 1996.......................  F-20
  Notes to consolidated financial statements................  F-22

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
MONY Life Insurance Company and the
Contractholders of MONY Variable Account A -- MONYMaster/ValueMaster:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the subaccounts constituting MONY Variable Account A (comprising, respectively, MONYMaster's Equity Growth, Equity Income, Intermediate Term Bond, Long Term Bond, Diversified, Money Market, Government Securities, Equity, Small Cap, Managed, International Growth, and High Yield Bond Subaccounts; and ValueMaster's Money Market, Bond, Equity, Small Cap, and Managed Subaccounts) at December 31, 1998, the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements are the responsibility of MONY Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
February 12, 1999

                                      MONY

                               VARIABLE ACCOUNT A

                      STATEMENTS OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1998

                                                        MONYMASTER
                            ------------------------------------------------------------------
                                                  MONY SERIES FUND, INC.
                            ------------------------------------------------------------------
                              EQUITY       EQUITY     INTERMEDIATE    LONG TERM
                              GROWTH       INCOME      TERM BOND        BOND       DIVERSIFIED
                            SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                            ----------   ----------   ------------   -----------   -----------
ASSETS
Investments at cost (Note
  4)......................   $201,356     $245,237    $10,403,051    $19,505,896    $  83,261
                             ========     ========    ===========    ===========    =========
Investments in MONY Series
  Fund, Inc., at net asset
  value (Note 2)..........   $314,750     $338,543    $10,791,271    $21,185,984    $  98,511
Amount due from MONY......          0            0             25            152            0
Amount due from MONY
  Series Fund, Inc. ......         12            0             20            266            9
                             --------     --------    -----------    -----------    ---------
         Total assets.....    314,762      338,543     10,791,316     21,186,402       98,520
                             --------     --------    -----------    -----------    ---------
LIABILITIES
Amount due to MONY........         12            0             20            266            9
Amount due to MONY Series
  Fund, Inc. .............          0            0             25            152            0
                             --------     --------    -----------    -----------    ---------
         Total
           liabilities....         12            0             45            418            9
                             --------     --------    -----------    -----------    ---------
Net assets................   $314,750     $338,543    $10,791,271    $21,185,984    $  98,511
                             ========     ========    ===========    ===========    =========
Net assets consist of:
  Contractholders' net
    payments..............   $ (3,943)    $(29,782)   $ 8,291,052    $15,321,887    $(172,517)
  Undistributed net
    investment income.....     89,650      174,268      1,867,789      3,313,808      130,644
  Accumulated net realized
    gain on investments...    115,649      100,751        244,210        870,201      125,134
  Unrealized appreciation
    of investments........    113,394       93,306        388,220      1,680,088       15,250
                             --------     --------    -----------    -----------    ---------
Net assets................   $314,750     $338,543    $10,791,271    $21,185,984    $  98,511
                             ========     ========    ===========    ===========    =========
Number of units
  outstanding*............      6,343        8,207        561,493        847,628        2,754
                             --------     --------    -----------    -----------    ---------
Net asset value per unit
  outstanding*............   $  49.62     $  41.25    $     19.22    $     24.99    $   35.77
                             ========     ========    ===========    ===========    =========

                                   MONYMASTER          VALUEMASTER
                            ------------------------   -----------
                                    MONY SERIES FUND, INC.
                            --------------------------------------
                               MONEY      GOVERNMENT      MONEY
                              MARKET      SECURITIES     MARKET
                            SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
                            -----------   ----------   -----------
ASSETS
Investments at cost (Note
  4)......................  $48,959,018   $7,067,782    $515,806
                            ===========   ==========    ========
Investments in MONY Series
  Fund, Inc., at net asset
  value (Note 2)..........  $48,959,018   $7,270,313    $515,806
Amount due from MONY......       40,177         701            0
Amount due from MONY
  Series Fund, Inc. ......        4,393         413            0
                            -----------   ----------    --------
         Total assets.....   49,003,588   7,271,427      515,806
                            -----------   ----------    --------
LIABILITIES
Amount due to MONY........        4,393         413            0
Amount due to MONY Series
  Fund, Inc. .............       40,177         701            0
                            -----------   ----------    --------
         Total
           liabilities....       44,570       1,114            0
                            -----------   ----------    --------
Net assets................  $48,959,018   $7,270,313    $515,806
                            ===========   ==========    ========
Net assets consist of:
  Contractholders' net
    payments..............  $44,825,925   $6,814,440    $446,176
  Undistributed net
    investment income.....    4,133,093     144,739       69,630
  Accumulated net realized
    gain on investments...            0     108,603            0
  Unrealized appreciation
    of investments........            0     202,531            0
                            -----------   ----------    --------
Net assets................  $48,959,018   $7,270,313    $515,806
                            ===========   ==========    ========
Number of units
  outstanding*............    3,114,064     581,295       35,959
                            -----------   ----------    --------
Net asset value per unit
  outstanding*............  $     15.72   $   12.51     $  14.34
                            ===========   ==========    ========

---------------
* Units outstanding have been rounded for presentation purposes.

                       See notes to financial statements.

                                      MONY

                               VARIABLE ACCOUNT A

                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

                               DECEMBER 31, 1998

                                                                        MONYMASTER
                                          ----------------------------------------------------------------------
                                                              ENTERPRISE ACCUMULATION TRUST
                                          ----------------------------------------------------------------------
                                                                                     INTERNATIONAL   HIGH YIELD
                                            EQUITY       SMALL CAP      MANAGED         GROWTH          BOND
                                          SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                          -----------   -----------   ------------   -------------   -----------
ASSETS
Investments at cost (Note 4)............  $61,161,723   $40,992,718   $276,708,551    $ 9,911,540    $11,305,992
                                          ===========   ===========   ============    ===========    ===========
Investments in Enterprise Accumulation
  Trust, at net asset value (Note 2)....  $67,605,479   $44,371,040   $301,871,363    $10,473,576    $10,823,683
Amount due from MONY....................       60,789         4,202         68,903            553            547
Amount due from Enterprise Accumulation
  Trust.................................          953         1,156        120,816            155            168
                                          -----------   -----------   ------------    -----------    -----------
          Total assets..................   67,667,221    44,376,398    302,061,082     10,474,284     10,824,398
                                          -----------   -----------   ------------    -----------    -----------
LIABILITIES
Amount due to MONY......................          953         1,156        120,816            155            168
Amount due to Enterprise Accumulation
  Trust.................................       60,789         4,202         68,903            553            547
                                          -----------   -----------   ------------    -----------    -----------
          Total liabilities.............       61,742         5,358        189,719            708            715
                                          -----------   -----------   ------------    -----------    -----------
Net assets..............................  $67,605,479   $44,371,040   $301,871,363    $10,473,576    $10,823,683
                                          ===========   ===========   ============    ===========    ===========
Net assets consist of:
  Contractholders' net payments.........  $39,926,997   $26,151,662   $140,780,469    $ 8,616,077    $ 9,819,781
  Undistributed net investment income...    5,015,479     7,097,100     42,513,586        591,208      1,376,102
  Accumulated net realized gain on
     investments........................   16,219,247     7,743,956     93,414,496        704,255        110,109
  Unrealized appreciation (depreciation)
     of investments.....................    6,443,756     3,378,322     25,162,812        562,036       (482,309)
                                          -----------   -----------   ------------    -----------    -----------
Net assets..............................  $67,605,479   $44,371,040   $301,871,363    $10,473,576    $10,823,683
                                          ===========   ===========   ============    ===========    ===========
Number of units outstanding*............    1,510,836     1,087,406      5,369,272        711,551        732,343
                                          -----------   -----------   ------------    -----------    -----------
Net asset value per unit outstanding*...  $     44.75   $     40.80   $      56.22    $     14.72    $     14.78
                                          ===========   ===========   ============    ===========    ===========

---------------
* Units outstanding have been rounded for presentation purposes.

                       See notes to financial statements.

                                      MONY

                               VARIABLE ACCOUNT A

                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

                               DECEMBER 31, 1998

                                                                                VALUEMASTER
                                                             --------------------------------------------------
                                                                           OCC ACCUMULATION TRUST
                                                             --------------------------------------------------
                                                                BOND        EQUITY     SMALL CAP      MANAGED
                                                             SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                                             ----------   ----------   ----------   -----------
ASSETS
Investments at cost (Note 4)...............................   $660,143     $213,100     $134,305    $ 7,339,760
                                                              ========     ========     ========    ===========
Investments in OCC Accumulation Trust, at net asset value
  (Note 2).................................................   $679,854     $333,320     $148,624    $10,429,231
                                                              --------     --------     --------    -----------
Net assets.................................................   $679,854     $333,320     $148,624    $10,429,231
                                                              ========     ========     ========    ===========
Net assets consist of:
  Contractholders' net payments............................   $508,711     $ 70,554     $(11,738)   $ 2,239,802
  Undistributed net investment income......................    154,732       29,660       32,390        694,423
  Accumulated net realized gain (loss) on investments......     (3,300)     112,886      113,653      4,405,535
  Unrealized appreciation of investments...................     19,711      120,220       14,319      3,089,471
                                                              --------     --------     --------    -----------
Net assets.................................................   $679,854     $333,320     $148,624    $10,429,231
                                                              ========     ========     ========    ===========
Number of units outstanding*...............................     37,207        7,358        4,781        193,049
                                                              --------     --------     --------    -----------
Net asset value per unit outstanding*......................   $  18.27     $  45.29     $  31.09    $     54.02
                                                              ========     ========     ========    ===========

---------------
* Units outstanding have been rounded for presentation purposes.

                       See notes to financial statements.

                                      MONY

                               VARIABLE ACCOUNT A

                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1998

                                                              MONYMASTER
                         ------------------------------------------------------------------------------------
                                                        MONY SERIES FUND, INC.
                         ------------------------------------------------------------------------------------
                           EQUITY        EQUITY      INTERMEDIATE    LONG TERM                      MONEY
                           GROWTH        INCOME       TERM BOND        BOND       DIVERSIFIED      MARKET
                         SUBACCOUNT    SUBACCOUNT     SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                         -----------   -----------   ------------   -----------   -----------   -------------
Dividend income........  $    44,099   $    51,132   $   433,654    $   838,752   $    25,421   $   1,686,933
Mortality and expense
  risk charges (Note
  3)...................       (3,507)       (4,063)     (113,470)      (208,599)       (1,281)       (411,381)
                         -----------   -----------   -----------    -----------   -----------   -------------
Net investment
  income...............       40,592        47,069       320,184        630,153        24,140       1,275,552
                         -----------   -----------   -----------    -----------   -----------   -------------
Realized and unrealized
  gain (loss) on
  investments (Note 2):
  Proceeds from
    sales..............       48,941        56,822     3,100,202      2,794,090        73,159     123,609,629
  Cost of shares
    sold...............      (18,764)      (27,642)   (2,966,391)    (2,286,745)      (59,182)   (123,609,629)
                         -----------   -----------   -----------    -----------   -----------   -------------
Net realized gain on
  investments..........       30,177        29,180       133,811        507,345        13,977               0
Net increase (decrease)
  in unrealized
  appreciation of
  investments..........       (7,398)      (39,218)       74,736        203,832       (14,958)              0
                         -----------   -----------   -----------    -----------   -----------   -------------
Net realized and
  unrealized gain
  (loss) on
  investments..........       22,779       (10,038)      208,547        711,177          (981)              0
                         -----------   -----------   -----------    -----------   -----------   -------------
Net increase in net
  assets resulting from
  operations...........  $    63,371   $    37,031   $   528,731    $ 1,341,330   $    23,159   $   1,275,552
                         ===========   ===========   ===========    ===========   ===========   =============

                         MONYMASTER    VALUEMASTER
                         -----------   -----------
                          MONY SERIES FUND, INC.
                         -------------------------
                         GOVERNMENT       MONEY
                         SECURITIES      MARKET
                         SUBACCOUNT    SUBACCOUNT
                         -----------   -----------
Dividend income........  $   154,732   $    23,710
Mortality and expense
  risk charges (Note
  3)...................      (60,782)       (6,605)
                         -----------   -----------
Net investment
  income...............       93,950        17,105
                         -----------   -----------
Realized and unrealized
  gain (loss) on
  investments (Note 2):
  Proceeds from
    sales..............    1,217,412     3,159,946
  Cost of shares
    sold...............   (1,135,396)   (3,159,946)
                         -----------   -----------
Net realized gain on
  investments..........       82,016             0
Net increase (decrease)
  in unrealized
  appreciation of
  investments..........       72,464             0
                         -----------   -----------
Net realized and
  unrealized gain
  (loss) on
  investments..........      154,480             0
                         -----------   -----------
Net increase in net
  assets resulting from
  operations...........  $   248,430   $    17,105
                         ===========   ===========

                       See notes to financial statements.

                                      MONY

                               VARIABLE ACCOUNT A

                      STATEMENTS OF OPERATIONS (CONTINUED)

                      FOR THE YEAR ENDED DECEMBER 31, 1998

                                                                       MONYMASTER
                                         -----------------------------------------------------------------------
                                                              ENTERPRISE ACCUMULATION TRUST
                                         -----------------------------------------------------------------------
                                                                                     INTERNATIONAL   HIGH YIELD
                                            EQUITY       SMALL CAP      MANAGED         GROWTH          BOND
                                          SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                         ------------   -----------   ------------   -------------   -----------
Dividend income........................  $  3,014,135   $ 2,731,100   $ 23,607,771    $   500,167    $   915,812
Mortality and expense risk charges
  (Note 3).............................      (813,756)     (538,544)    (3,857,224)      (119,164)      (116,590)
                                         ------------   -----------   ------------    -----------    -----------
Net investment income..................     2,200,379     2,192,556     19,750,547        381,003        799,222
                                         ------------   -----------   ------------    -----------    -----------
Realized and unrealized gain on
  investments (Note 2):
  Proceeds from sales..................    20,934,612    13,561,684    102,710,901      2,186,169      2,265,437
  Cost of shares sold..................   (13,018,209)   (8,839,331)   (57,973,576)    (1,908,317)    (2,217,960)
                                         ------------   -----------   ------------    -----------    -----------
Net realized gain on investments.......     7,916,403     4,722,353     44,737,325        277,852         47,477
Net increase in unrealized appreciation
  (depreciation) of investments........    (5,669,218)   (4,325,400)   (48,532,620)       405,104       (710,908)
                                         ------------   -----------   ------------    -----------    -----------
Net realized and unrealized gain (loss)
  on investments.......................     2,247,185       396,953     (3,795,295)       682,956       (663,431)
                                         ------------   -----------   ------------    -----------    -----------
Net increase in net assets resulting
  from operations......................  $  4,447,564   $ 2,589,509   $ 15,955,252    $ 1,063,959    $   135,791
                                         ============   ===========   ============    ===========    ===========

                       See notes to financial statements.

                                      MONY

                               VARIABLE ACCOUNT A

                      STATEMENTS OF OPERATIONS (CONTINUED)

                      FOR THE YEAR ENDED DECEMBER 31, 1998

                                                                            VALUEMASTER
                                                       -----------------------------------------------------
                                                                      OCC ACCUMULATION TRUST
                                                       -----------------------------------------------------
                                                          BOND         EQUITY       SMALL CAP      MANAGED
                                                       SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                                       -----------   -----------   -----------   -----------
Dividend income......................................  $    39,392   $    21,800   $    11,140   $   466,768
Mortality and expense risk charges (Note 3)..........       (7,444)       (4,165)       (2,410)     (149,944)
                                                       -----------   -----------   -----------   -----------
Net investment income................................       31,948        17,635         8,730       316,824
                                                       -----------   -----------   -----------   -----------
Realized and unrealized gain (loss) on investments
  (Note 2):
  Proceeds from sales................................       78,315       131,436       139,670     4,335,672
  Cost of shares sold................................      (75,328)      (66,198)      (87,742)   (2,275,924)
                                                       -----------   -----------   -----------   -----------
Net realized gain on investments.....................        2,987        65,238        51,928     2,059,748
Net increase (decrease) in unrealized appreciation of
  investments........................................        4,164       (46,441)      (68,424)   (1,784,329)
                                                       -----------   -----------   -----------   -----------
Net realized and unrealized gain (loss) on
  investments........................................        7,151        18,797       (16,496)      275,419
                                                       -----------   -----------   -----------   -----------
Net increase (decrease) in net assets resulting from
  operations.........................................  $    39,099   $    36,432   $    (7,766)  $   592,243
                                                       ===========   ===========   ===========   ===========

                       See notes to financial statements.

                                      MONY

                               VARIABLE ACCOUNT A

                      STATEMENTS OF CHANGES IN NET ASSETS

                        FOR THE YEARS ENDED DECEMBER 31,

                                                                           MONYMASTER
                                -------------------------------------------------------------------------------------------------
                                                                     MONY SERIES FUND, INC.
                                -------------------------------------------------------------------------------------------------
                                   EQUITY GROWTH         EQUITY INCOME          INTERMEDIATE TERM            LONG TERM BOND
                                    SUBACCOUNT            SUBACCOUNT             BOND SUBACCOUNT               SUBACCOUNT
                                -------------------   -------------------   -------------------------   -------------------------
                                  1998       1997       1998       1997        1998          1997          1998          1997
                                --------   --------   --------   --------   -----------   -----------   -----------   -----------
From operations:
  Net investment income.......  $ 40,592   $ 19,434   $ 47,069   $ 29,596   $   320,184   $   284,214   $   630,153   $   507,617
  Net realized gain on
    investments...............    30,177     32,694     29,180     13,051       133,811       104,618       507,345       100,826
  Net increase (decrease) in
    unrealized appreciation of
    investments...............    (7,398)    19,810    (39,218)    37,678        74,736        42,476       203,832       766,700
                                --------   --------   --------   --------   -----------   -----------   -----------   -----------
Net increase in net assets
  resulting from operations...    63,371     71,938     37,031     80,325       528,731       431,308     1,341,330     1,375,143
                                --------   --------   --------   --------   -----------   -----------   -----------   -----------
From unit transactions:
  Net proceeds from the
    issuance of units.........         0          0          0      1,714     5,241,941     2,659,796     8,276,703     3,496,284
  Net asset value of units
    redeemed or used to meet
    contract obligations......   (40,219)   (27,729)   (46,377)    (4,757)   (2,884,226)   (1,677,836)   (2,329,561)   (1,307,957)
                                --------   --------   --------   --------   -----------   -----------   -----------   -----------
Net increase (decrease) from
  unit transactions...........   (40,219)   (27,729)   (46,377)    (3,043)    2,357,715       981,960     5,947,142     2,188,327
                                --------   --------   --------   --------   -----------   -----------   -----------   -----------
Net increase (decrease) in net
  assets......................    23,152     44,209     (9,346)    77,282     2,886,446     1,413,268     7,288,472     3,563,470
Net assets beginning of
  year........................   291,598    247,389    347,889    270,607     7,904,825     6,491,557    13,897,512    10,334,042
                                --------   --------   --------   --------   -----------   -----------   -----------   -----------
Net assets end of year*.......  $314,750   $291,598   $338,543   $347,889   $10,791,271   $ 7,904,825   $21,185,984   $13,897,512
                                ========   ========   ========   ========   ===========   ===========   ===========   ===========
Units outstanding beginning of
  year........................     7,284      7,976      9,384      9,465       436,486       381,313       604,629       503,775
Units issued during the
  year........................         0          0          0        619       277,572       152,349       341,631       162,590
Units redeemed during the
  year........................      (941)      (692)    (1,177)      (700)     (152,565)      (97,176)      (98,632)      (61,736)
                                --------   --------   --------   --------   -----------   -----------   -----------   -----------
Units outstanding end of
  year........................     6,343      7,284      8,207      9,384       561,493       436,486       847,628       604,629
                                ========   ========   ========   ========   ===========   ===========   ===========   ===========
---------------
* Includes undistributed net
investment income of:           $ 89,650   $ 49,058   $174,268   $127,199   $ 1,867,789   $ 1,547,605   $ 3,313,808   $ 2,683,655

                       See notes to financial statements.

                                      MONY

                               VARIABLE ACCOUNT A

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                        FOR THE YEARS ENDED DECEMBER 31,

                                                                               MONYMASTER
                                                           --------------------------------------------------
                                                                         MONY SERIES FUND, INC.
                                                           --------------------------------------------------

                                                               DIVERSIFIED               MONEY MARKET
                                                               SUBACCOUNT                 SUBACCOUNT
                                                           -------------------   ----------------------------
                                                             1998       1997         1998            1997
                                                           --------   --------   -------------   ------------
From operations:
  Net investment income..................................  $ 24,140   $  9,492   $   1,275,552   $    748,412
  Net realized gain on investments.......................    13,977     22,559               0              0
  Net increase (decrease) in unrealized appreciation of
    investments..........................................   (14,958)     2,068               0              0
                                                           --------   --------   -------------   ------------
Net increase in net assets resulting from operations.....    23,159     34,119       1,275,552        748,412
                                                           --------   --------   -------------   ------------
From unit transactions:
  Net proceeds from the issuance of units................         0        674     142,540,251     96,655,000
  Net asset value of units redeemed or used to meet
    contract obligations.................................   (62,443)   (77,004)   (118,190,820)   (93,779,042)
                                                           --------   --------   -------------   ------------
Net increase (decrease) from unit transactions...........   (62,443)   (76,330)     24,349,431      2,875,958
                                                           --------   --------   -------------   ------------
Net increase (decrease) in net assets....................   (39,284)   (42,211)     25,624,983      3,624,370
Net assets beginning of year.............................   137,795    180,006      23,334,035     19,709,665
                                                           --------   --------   -------------   ------------
Net assets end of year*..................................  $ 98,511   $137,795   $  48,959,018   $ 23,334,035
                                                           ========   ========   =============   ============
Units outstanding beginning of year......................     4,707      7,590       1,543,043      1,355,274
Units issued during the year.............................         0         34       9,230,746      6,511,788
Units redeemed during the year...........................    (1,953)    (2,917)     (7,659,725)    (6,324,019)
                                                           --------   --------   -------------   ------------
Units outstanding end of year............................     2,754      4,707       3,114,064      1,543,043
                                                           ========   ========   =============   ============
---------------
* Includes undistributed net investment income of:         $130,644   $106,504   $   4,133,093   $  2,857,541

                                                                  MONYMASTER                 VALUEMASTER
                                                           ------------------------   -------------------------
                                                                          MONY SERIES FUND, INC.
                                                           ----------------------------------------------------
                                                                  GOVERNMENT                    MONEY
                                                                  SECURITIES                   MARKET
                                                                  SUBACCOUNT                 SUBACCOUNT
                                                           ------------------------   -------------------------
                                                              1998          1997         1998          1997
                                                           -----------   ----------   -----------   -----------
From operations:
  Net investment income..................................  $    93,950   $   43,640   $    17,105   $    17,237
  Net realized gain on investments.......................       82,016       13,453             0             0
  Net increase (decrease) in unrealized appreciation of
    investments..........................................       72,464       82,489             0             0
                                                           -----------   ----------   -----------   -----------
Net increase in net assets resulting from operations.....      248,430      139,582        17,105        17,237
                                                           -----------   ----------   -----------   -----------
From unit transactions:
  Net proceeds from the issuance of units................    4,518,283    1,902,833     1,808,234     1,080,192
  Net asset value of units redeemed or used to meet
    contract obligations.................................   (1,075,338)    (278,247)   (1,773,805)   (1,076,942)
                                                           -----------   ----------   -----------   -----------
Net increase (decrease) from unit transactions...........    3,442,945    1,624,586        34,429         3,250
                                                           -----------   ----------   -----------   -----------
Net increase (decrease) in net assets....................    3,691,375    1,764,168        51,534        20,487
Net assets beginning of year.............................    3,578,938    1,814,770       464,272       443,785
                                                           -----------   ----------   -----------   -----------
Net assets end of year*..................................  $ 7,270,313   $3,578,938   $   515,806   $   464,272
                                                           ===========   ==========   ===========   ===========
Units outstanding beginning of year......................      302,006      162,102        33,429        33,041
Units issued during the year.............................      361,047      164,256       126,735        78,351
Units redeemed during the year...........................      (81,758)     (24,352)     (124,205)      (77,963)
                                                           -----------   ----------   -----------   -----------
Units outstanding end of year............................      581,295      302,006        35,959        33,429
                                                           ===========   ==========   ===========   ===========
---------------
* Includes undistributed net investment income of:         $   144,739   $   50,789   $    69,630   $    52,525

                       See notes to financial statements.

                                      MONY

                               VARIABLE ACCOUNT A

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                        FOR THE YEARS ENDED DECEMBER 31,

                                                                  MONYMASTER
                             -------------------------------------------------------------------------------------
                                                         ENTERPRISE ACCUMULATION TRUST
                             -------------------------------------------------------------------------------------

                                       EQUITY                     SMALL CAP                      MANAGED
                                     SUBACCOUNT                   SUBACCOUNT                   SUBACCOUNT
                             --------------------------   --------------------------   ---------------------------
                                 1998          1997           1998          1997           1998           1997
                             ------------   -----------   ------------   -----------   ------------   ------------
From operations:
  Net investment income....  $  2,200,379   $ 1,348,889   $  2,192,556   $ 2,969,759   $ 19,750,547   $ 10,160,903
  Net realized gain on
    investments............     7,916,403     4,582,451      4,722,353     1,806,789     44,737,325     24,484,707
  Net increase (decrease)
    in unrealized
    appreciation of
    investments............    (5,669,218)    4,305,948     (4,325,400)    5,408,719    (48,532,620)    18,352,149
                             ------------   -----------   ------------   -----------   ------------   ------------
Net increase in net assets
  resulting from
  operations...............     4,447,564    10,237,288      2,589,509    10,185,267     15,955,252     52,997,759
                             ------------   -----------   ------------   -----------   ------------   ------------
From unit transactions:
  Net proceeds from the
    issuance of units......    22,879,320    19,541,544     14,502,302    11,606,860     83,188,883     69,610,057
  Net asset value of units
    redeemed or used to
    meet contract
    obligations............   (18,619,183)   (8,148,291)   (12,018,701)   (4,634,574)   (94,338,742)   (46,391,571)
                             ------------   -----------   ------------   -----------   ------------   ------------
Net increase (decrease)
  from unit transactions...     4,260,137    11,393,253      2,483,601     6,972,286    (11,149,859)    23,218,486
                             ------------   -----------   ------------   -----------   ------------   ------------
Net increase in net
  assets...................     8,707,701    21,630,541      5,073,110    17,157,553      4,805,393     76,216,245
Net assets beginning of
  year.....................    58,897,778    37,267,237     39,297,930    22,140,377    297,065,970    220,849,725
                             ------------   -----------   ------------   -----------   ------------   ------------
Net assets end of year*....  $ 67,605,479   $58,897,778   $ 44,371,040   $39,297,930   $301,871,363   $297,065,970
                             ============   ===========   ============   ===========   ============   ============
Units outstanding beginning
  of year..................     1,428,789     1,123,086      1,042,727       837,807      5,633,476      5,150,485
Units issued during the
  year.....................       526,017       526,272        373,071       347,201      1,521,008      1,464,377
Units redeemed during the
  year.....................      (443,970)     (220,569)      (328,392)     (142,281)    (1,785,212)      (981,386)
                             ------------   -----------   ------------   -----------   ------------   ------------
Units outstanding end of
  year.....................     1,510,836     1,428,789      1,087,406     1,042,727      5,369,272      5,633,476
                             ============   ===========   ============   ===========   ============   ============

---------------
* Includes undistributed
  net investment income of:  $  5,015,479   $ 2,815,100   $  7,097,100   $ 4,904,544   $ 42,513,586   $ 22,763,039

                                                  MONYMASTER
                             ----------------------------------------------------
                                        ENTERPRISE ACCUMULATION TRUST
                             ----------------------------------------------------
                                   INTERNATIONAL                HIGH YIELD
                                      GROWTH                       BOND
                                    SUBACCOUNT                  SUBACCOUNT
                             -------------------------   ------------------------
                                1998          1997          1998          1997
                             -----------   -----------   -----------   ----------
From operations:
  Net investment income....  $   381,003   $   157,687   $   799,222   $  392,417
  Net realized gain on
    investments............      277,852       315,164        47,477       42,368
  Net increase (decrease)
    in unrealized
    appreciation of
    investments............      405,104      (304,765)     (710,908)     131,750
                             -----------   -----------   -----------   ----------
Net increase in net assets
  resulting from
  operations...............    1,063,959       168,086       135,791      566,535
                             -----------   -----------   -----------   ----------
From unit transactions:
  Net proceeds from the
    issuance of units......    2,826,722     3,852,044     5,348,741    3,929,223
  Net asset value of units
    redeemed or used to
    meet contract
    obligations............   (2,036,923)   (1,301,430)   (1,925,911)    (420,640)
                             -----------   -----------   -----------   ----------
Net increase (decrease)
  from unit transactions...      789,799     2,550,614     3,422,830    3,508,583
                             -----------   -----------   -----------   ----------
Net increase in net
  assets...................    1,853,758     2,718,700     3,558,621    4,075,118
Net assets beginning of
  year.....................    8,619,818     5,901,118     7,265,062    3,189,944
                             -----------   -----------   -----------   ----------
Net assets end of year*....  $10,473,576   $ 8,619,818   $10,823,683   $7,265,062
                             ===========   ===========   ===========   ==========
Units outstanding beginning
  of year..................      664,152       472,752       502,892      247,295
Units issued during the
  year.....................      200,326       289,408       363,458      286,812
Units redeemed during the
  year.....................     (152,927)      (98,008)     (134,007)     (31,215)
                             -----------   -----------   -----------   ----------
Units outstanding end of
  year.....................      711,551       664,152       732,343      502,892
                             ===========   ===========   ===========   ==========
---------------
* Includes undistributed
  net investment income of:  $   591,208   $   210,205   $ 1,376,102   $  576,880

                       See notes to financial statements.

                                      MONY

                               VARIABLE ACCOUNT A

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                        FOR THE YEARS ENDED DECEMBER 31,

                                                                            VALUEMASTER
                                   ----------------------------------------------------------------------------------------------
                                                                       OCC ACCUMULATION TRUST
                                   ----------------------------------------------------------------------------------------------
                                          BOND                  EQUITY                SMALL CAP                  MANAGED
                                       SUBACCOUNT             SUBACCOUNT             SUBACCOUNT                SUBACCOUNT
                                   -------------------   --------------------   ---------------------   -------------------------
                                     1998       1997       1998        1997       1998        1997         1998          1997
                                   --------   --------   ---------   --------   ---------   ---------   -----------   -----------
From operations:
  Net investment income..........  $ 31,948   $ 28,149   $  17,635   $ 10,790   $   8,730   $  11,908   $   316,824   $   378,567
  Net realized gain (loss) on
    investments..................     2,987     (9,584)     65,238     35,842      51,928      37,759     2,059,748     1,555,405
  Net increase (decrease) in
    unrealized appreciation of
    investments..................     4,164     12,352     (46,441)    42,275     (68,424)      7,206    (1,784,329)      369,175
                                   --------   --------   ---------   --------   ---------   ---------   -----------   -----------
Net increase (decrease) in net
  assets resulting from
  operations.....................    39,099     30,917      36,432     88,907      (7,766)     56,873       592,243     2,303,147
                                   --------   --------   ---------   --------   ---------   ---------   -----------   -----------
From unit transactions:
  Net proceeds from the issuance
    of units.....................   116,160     20,982      32,150      4,581      33,004           0     1,794,905     1,042,873
  Net asset value of units
    redeemed or used to meet
    contract obligations.........   (65,871)   (30,553)   (127,289)   (71,904)   (137,264)   (136,759)   (4,139,893)   (3,207,772)
                                   --------   --------   ---------   --------   ---------   ---------   -----------   -----------
Net increase (decrease) from unit
  transactions...................    50,289     (9,571)    (95,139)   (67,323)   (104,260)   (136,759)   (2,344,988)   (2,164,899)
                                   --------   --------   ---------   --------   ---------   ---------   -----------   -----------
Net increase (decrease) in net
  assets.........................    89,388     21,346     (58,707)    21,584    (112,026)    (79,886)   (1,752,745)      138,248
Net assets beginning of year.....   590,466    569,120     392,027    370,443     260,650     340,536    12,181,976    12,043,728
                                   --------   --------   ---------   --------   ---------   ---------   -----------   -----------
Net assets end of year*..........  $679,854   $590,466   $ 333,320   $392,027   $ 148,624   $ 260,650   $10,429,231   $12,181,976
                                   ========   ========   =========   ========   =========   =========   ===========   ===========
Units outstanding beginning of
  year...........................    34,521     35,119       9,563     11,304       7,532      11,883       238,580       284,927
Units issued during the year.....     6,460      1,264         729        153         991           0        35,581        21,763
Units redeemed during the year...    (3,774)    (1,862)     (2,934)    (1,894)     (3,742)     (4,351)      (81,112)      (68,110)
                                   --------   --------   ---------   --------   ---------   ---------   -----------   -----------
Units outstanding end of year....    37,207     34,521       7,358      9,563       4,781       7,532       193,049       238,580
                                   ========   ========   =========   ========   =========   =========   ===========   ===========
---------------
* Includes undistributed net
investment income of:              $154,732   $122,784   $  29,660   $ 12,025   $  32,390   $  23,660   $   694,423   $   377,599

                       See notes to financial statements.

                                      MONY

                               VARIABLE ACCOUNT A

                         NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND BUSINESS

     MONY Variable Account A (the "Variable Account") is a separate investment account established on November 28, 1990 by MONY Life Insurance Company ("MONY"), under the laws of the State of New York.

     The Variable Account operates as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). The Variable Account holds assets that are segregated from all of MONY's other assets and, at present, is used only to support Flexible Payment Variable Annuity policies (MONYMaster and ValueMaster). These policies are issued by MONY.

     There are currently seventeen subaccounts within the Variable Account, each invests only in a corresponding portfolio of the MONY Series Fund, Inc. (the "Fund"), Enterprise Accumulation Trust ("Enterprise") or the OCC Accumulation Trust ("OCC") (collectively, the "Funds"). The Funds are registered under the 1940 Act as open end, diversified, management investment companies.

     On March 31, 1997, the Variable Account effected a substitution by redeeming shares of the OCC Accumulation Trust Bond Portfolio and using the redemption proceeds to purchase shares of the OCC Accumulation Trust U.S. Government Income Portfolio. The substitution was effected through a redemption of assets in-kind for the Variable Account and OCC.

     On December 21, 1998, the Variable Account effected a substitution by redeeming shares of the OCC Accumulation Trust Money Market Portfolio and using the redemption proceeds to purchase shares of the MONY Series Fund, Inc. Money Market Portfolio. The substitution was effected through a redemption of assets in-kind for the Variable Account and OCC.

     A full presentation of the related financial statements and footnotes of the Fund, Enterprise and OCC are contained on pages hereinafter and should be read in conjunction with these financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES

  Investments:

     The investment in shares of each of the respective Funds' portfolios is stated at value which is the net asset value of each portfolio. Except for the Money Market Portfolio, net asset values are based upon market quotations of the securities held in each of the corresponding portfolios of the Funds. For the Money Market Portfolio, the net asset value is based on the amortized cost of the securities held which approximates value.

  Taxes:

     MONY is currently taxed as a life insurance company and will include the Variable Account's operations in its tax return. MONY does not expect, based upon current tax law, to incur any income tax burden upon the earnings or realized capital gains attributable to the Variable Account. Based on this expectation, no charges are currently being deducted from the Variable Account for Federal income tax purposes.

3. RELATED PARTY TRANSACTIONS

     MONY is the legal owner of the assets held by the Variable Account.

     Purchase payments received from MONY by the Variable Account represent gross purchase payments recorded by MONY less deductions retained for any premium taxes.

                                      MONY

                               VARIABLE ACCOUNT A

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3. RELATED PARTY TRANSACTIONS (CONTINUED)
     A periodic deduction is made from the cash value of the contract for the annual contract charge. The deduction is for the expenses of administration and is treated by the Variable Account as a contractholder redemption. The amount deducted for all subaccounts for 1998 was $277,212.

     MONY receives from the Variable Account the amounts deducted for mortality and expense risks at an annual rate of 1.25 percent of average daily net assets of the subaccounts. As MONY America, a wholly-owned subsidiary of MONY, acts as investment adviser to the Fund, it receives amounts paid by the Fund for those services.

     Enterprise Capital Management, Inc., a wholly-owned subsidiary of MONY, acts as investment adviser to Enterprise, and it receives amounts paid by Enterprise for those services.

4. INVESTMENTS

     Investments in MONY Series Fund, Inc. at cost, at December 31, 1998 consist of the following:

                                                                    MONYMASTER
                          ----------------------------------------------------------------------------------------------
                           EQUITY      EQUITY     INTERMEDIATE    LONG TERM                      MONEY       GOVERNMENT
                           GROWTH      INCOME      TERM BOND        BOND       DIVERSIFIED      MARKET       SECURITIES
                          PORTFOLIO   PORTFOLIO    PORTFOLIO      PORTFOLIO     PORTFOLIO      PORTFOLIO      PORTFOLIO
                          ---------   ---------   ------------   -----------   -----------   -------------   -----------
Shares beginning of
  year:
  Shares................     8,082      12,837        710,866      1,018,878       6,686        23,334,035       328,644
  Amount................  $170,806    $215,365    $ 7,591,341    $12,421,256    $107,587     $  23,334,035   $ 3,448,871
                          --------    --------    -----------    -----------    --------     -------------   -----------
Shares acquired:
  Shares................       154         252        479,109        615,493         527       147,547,679       418,403
  Amount................  $  5,215    $  6,382    $ 5,344,447    $ 8,532,633    $  9,435     $ 147,547,679   $ 4,599,575
Shares received for
  reinvestment of
  dividends:
  Shares................     1,302       1,980         40,491         64,420       1,439         1,686,933        14,625
  Amount................  $ 44,099    $ 51,132    $   433,654    $   838,752    $ 25,421     $   1,686,933   $   154,732
Shares redeemed:
  Shares................    (1,298)     (2,023)      (278,015)      (203,662)     (3,704)     (123,609,629)     (110,794)
  Amount................  $(18,764)   $(27,642)   $(2,966,391)   $(2,286,745)   $(59,182)    $(123,609,629)  $(1,135,396)
                          --------    --------    -----------    -----------    --------     -------------   -----------
Net change:
  Shares................       158         209        241,585        476,251      (1,738)       25,624,983       322,234
  Amount................  $ 30,550    $ 29,872    $ 2,811,710    $ 7,084,640    $(24,326)    $  25,624,983   $ 3,618,911
                          --------    --------    -----------    -----------    --------     -------------   -----------
Shares end of year:
  Shares................     8,240      13,046        952,451      1,495,129       4,948        48,959,018       650,878
  Amount................  $201,356    $245,237    $10,403,051    $19,505,896    $ 83,261     $  48,959,018   $ 7,067,782
                          ========    ========    ===========    ===========    ========     =============   ===========

                          VALUEMASTER
                          -----------
                             MONEY
                            MARKET
                           PORTFOLIO
                          -----------
Shares beginning of
  year:
  Shares................            0
  Amount................  $         0
                          -----------
Shares acquired:
  Shares................    1,379,305
  Amount................  $ 1,379,305
Shares received for
  reinvestment of
  dividends:
  Shares................        1,741
  Amount................  $     1,741
Shares redeemed:
  Shares................     (865,240)
  Amount................  $  (865,240)
                          -----------
Net change:
  Shares................      515,806
  Amount................  $   515,806
                          -----------
Shares end of year:
  Shares................      515,806
  Amount................  $   515,806
                          ===========

                                      MONY

                               VARIABLE ACCOUNT A

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4. INVESTMENTS (CONTINUED)
     Investments in Enterprise Accumulation Trust at cost, at December 31, 1998 consist of the following:

                                                                             MONYMASTER
                                               -----------------------------------------------------------------------
                                                                                           INTERNATIONAL   HIGH YIELD
                                                  EQUITY       SMALL CAP      MANAGED         GROWTH          BOND
                                                PORTFOLIO      PORTFOLIO     PORTFOLIO       PORTFOLIO      PORTFOLIO
                                               ------------   -----------   ------------   -------------   -----------
Shares beginning of year:
  Shares.....................................     1,678,478     1,471,833      7,284,600      1,394,793      1,272,340
  Amount.....................................  $ 46,784,804   $31,594,208   $223,370,538    $ 8,462,886    $ 7,036,463
                                               ------------   -----------   ------------    -----------    -----------
Shares acquired:
  Shares.....................................       657,270       554,898      2,070,044        424,520        991,885
  Amount.....................................  $ 24,380,993   $15,506,741   $ 87,703,818    $ 2,856,804    $ 5,571,677
Shares received for reinvestment of
  dividends:
  Shares.....................................        82,174       104,280        582,046         77,067        166,456
  Amount.....................................  $  3,014,135   $ 2,731,100   $ 23,607,771    $   500,167    $   915,812
Shares redeemed:
  Shares.....................................      (581,815)     (509,262)    (2,494,102)      (342,437)      (415,098)
  Amount.....................................  $(13,018,209)  $(8,839,331)  $(57,973,576)   $(1,908,317)   $(2,217,960)
                                               ------------   -----------   ------------    -----------    -----------
Net change:
  Shares.....................................       157,629       149,916        157,988        159,150        743,243
  Amount.....................................  $ 14,376,919   $ 9,398,510   $ 53,338,013    $ 1,448,654    $ 4,269,529
                                               ------------   -----------   ------------    -----------    -----------
Shares end of year:
  Shares.....................................     1,836,107     1,621,749      7,442,588      1,553,943      2,015,583
  Amount.....................................  $ 61,161,723   $40,992,718   $276,708,551    $ 9,911,540    $11,305,992
                                               ============   ===========   ============    ===========    ===========

     Investments in OCC Accumulation Trust at cost, at December 31, 1998 consist of the following:

                                                                              VALUEMASTER
                                                   -----------------------------------------------------------------
                                                      MONEY      US GOVERNMENT
                                                     MARKET         INCOME        EQUITY     SMALL CAP     MANAGED
                                                    PORTFOLIO      PORTFOLIO     PORTFOLIO   PORTFOLIO    PORTFOLIO
                                                   -----------   -------------   ---------   ---------   -----------
Shares beginning of year:
  Shares.........................................      464,272       56,181        10,734       9,884        287,446
  Amount.........................................  $   464,272     $574,919      $225,366    $177,907    $ 7,308,176
                                                   -----------     --------      --------    --------    -----------
Shares acquired:
  Shares.........................................    1,808,465       11,266           851       1,302         44,606
  Amount.........................................  $ 1,808,465     $121,160      $ 32,132    $ 33,000    $ 1,840,740
Shares received for reinvestment of dividends:
  Shares.........................................       21,969        3,699           592         417         10,785
  Amount.........................................  $    21,969     $ 39,392      $ 21,800    $ 11,140    $   466,768
Shares redeemed:
  Shares.........................................   (2,294,706)      (7,371)       (3,565)     (5,170)      (104,400)
  Amount.........................................  $(2,294,706)    $(75,328)     $(66,198)   $(87,742)   $(2,275,924)
                                                   -----------     --------      --------    --------    -----------
Net change:
  Shares.........................................     (464,272)       7,594        (2,122)     (3,451)       (49,009)
  Amount.........................................  $  (464,272)    $ 85,224      $(12,266)   $(43,602)   $    31,584
                                                   -----------     --------      --------    --------    -----------
Shares end of year:
  Shares.........................................            0       63,775         8,612       6,433        238,437
  Amount.........................................  $         0     $660,143      $213,100    $134,305    $ 7,339,760
                                                   ===========     ========      ========    ========    ===========

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
MONY Life Insurance Company

     In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income and comprehensive income, changes in shareholder's equity and cash flows present fairly, in all material respects, the financial position of MONY Life Insurance Company and Subsidiaries (the "Company"), formerly known as The Mutual Life Insurance Company of New York and subsidiaries at December 31, 1998 and 1997, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1998, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

     As discussed in Note 4 to the consolidated financial statements, the Company adopted in 1996, Statements of Financial Accounting Standards No. 120 (SFAS 120) and Financial Accounting Standards Board Interpretation No. 40 (FIN
40) which required implementation of several accounting pronouncements not previously adopted. The effects of adopting SFAS 120 and FIN 40 were retroactively applied to the Company's previously issued financial statements, consistent with the implementation guidance of those standards.

PricewaterhouseCoopers LLP

New York, New York
February 15, 1999, except for Note 17(b) as to which the date is March 22, 1999.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

                          CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 1998 AND 1997

                                                                1998         1997
                                                              ---------    ---------
                                                                 ($ IN MILLIONS)
                                       ASSETS
Investments:
  Fixed maturity securities available-for-sale, at fair
     value..................................................  $ 3,132.0    $ 5,950.1
  Equity securities available-for-sale at fair value........      457.2        337.8
  Mortgage loans on real estate (Note 12)...................      988.3      1,430.1
  Policy loans..............................................       61.1      1,247.2
  Real estate to be disposed of (Note 12)...................      312.9        621.2
  Real estate held for investment (Note 12).................      321.3        495.9
  Other invested assets.....................................       40.7         68.6
                                                              ---------    ---------
                                                                5,313.5     10,150.9
                                                              ---------    ---------
Cash and cash equivalents...................................      270.2        313.4
Accrued investment income...................................       68.9        182.8
Amounts due from reinsurers.................................      475.9        574.5
Premiums receivable.........................................        9.1         21.6
Deferred policy acquisition costs...........................      439.7      1,007.1
Other assets................................................      316.5        243.0
Assets transferred in Group Pension Transaction (Note 9)....    5,751.8      5,714.9
Separate account assets.....................................    6,090.3      5,403.1
Closed Block assets (Note 19)...............................    6,161.2           --
                                                              ---------    ---------
          Total assets......................................  $24,897.1    $23,611.3
                                                              =========    =========
                        LIABILITIES AND SHAREHOLDER'S EQUITY
Future policy benefits......................................  $   960.0    $ 7,469.4
Policyholders' account balances.............................    1,991.7      2,352.8
Other policyholders' liabilities............................      104.8        238.5
Amounts due to reinsurers...................................       93.4        104.3
Accounts payable and other liabilities......................      518.3        539.0
Debt (Note 15)..............................................      375.4        423.6
Current federal income taxes payable........................       79.1        120.5
Deferred federal income taxes (Note 7)......................         --         11.5
Liabilities transferred in Group Pension Transaction (Note
  9)........................................................    5,678.5      5,638.7
Separate account liabilities................................    6,078.1      5,392.4
Closed Block liabilities (Note 19)..........................    7,290.7           --
                                                              ---------    ---------
          Total liabilities.................................   23,170.0     22,290.7
Commitments and contingencies (Notes 8, 17)
Common stock, $1.00 par value; 2 million shares authorized,
  issued and outstanding....................................        2.0           --
Capital in excess of par....................................    1,564.1           --
Retained earnings...........................................        8.6      1,202.5
Accumulated other comprehensive income......................      152.4        118.1
                                                              ---------    ---------
          Total shareholder's equity........................    1,727.1      1,320.6
                                                              ---------    ---------
          Total liabilities and shareholder's equity........  $24,897.1    $23,611.3
                                                              =========    =========

          See accompanying notes to consolidated financial statements.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

           CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME
                 YEARS ENDED DECEMBER 31, 1998, 1997, AND 1996

                                                                                         1998
                                                                                      PRO FORMA*
                                                    1998        1997        1996      (UNAUDITED)
                                                  --------    --------    --------    -----------
                                                                  ($ IN MILLIONS)
REVENUES:
Premiums........................................  $  621.7    $  838.6    $  859.8     $   77.9
Universal life and investment-type product
  policy fees...................................     151.6       127.3       100.9        151.6
Net investment income (Note 10).................     688.3       733.0       751.6        361.1
Net realized gains on investments (Note 10).....     168.7        72.1        75.9        160.9
Group Pension Profits...........................      56.8        60.0        59.5         56.8
Other income....................................     162.6       145.4       117.3        161.3
Contribution from the Closed Block..............       5.7                                 52.2
                                                  --------    --------    --------     --------
                                                   1,855.4     1,976.4     1,965.0      1,021.8
                                                  --------    --------    --------     --------

BENEFITS AND EXPENSES:
Benefits to policyholders.......................     679.8       840.1       872.2        124.4
Interest credited to policyholders' account
  balances......................................     112.7       125.9       146.9        105.0
Amortization of deferred policy acquisition
  costs.........................................     122.0       181.2       158.2         52.2
Dividends to policyholders......................     195.8       224.3       231.4          3.3
Other operating costs and expenses..............     451.7       417.2       455.8        443.5
                                                  --------    --------    --------     --------
                                                   1,562.0     1,788.7     1,864.5        728.4
                                                  --------    --------    --------     --------
Income before income taxes and extraordinary
  item..........................................     293.4       187.7       100.5        293.4
Income tax expense..............................     102.7        57.3        44.0        102.7
                                                  --------    --------    --------     --------
Income before extraordinary item................     190.7       130.4        56.5        190.7
                                                  --------    --------    --------     --------
Extraordinary item -- demutualization expenses,
  net (Note 4)..................................      27.2        13.3          --           --
                                                  --------    --------    --------     --------
Net income......................................     163.5       117.1        56.5     $  190.7
                                                  --------    --------    --------     ========
Other comprehensive income, net (Note 10).......      34.3        33.0       (59.9)
                                                  --------    --------    --------
Comprehensive income............................  $  197.8    $  150.1    $   (3.4)
                                                  ========    ========    ========

---------------
* The pro forma information gives effect to the transactions referred to in Notes 1 and 21.

          See accompanying notes to consolidated financial statements.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

           CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY
                 YEARS ENDED DECEMBER 31, 1998, 1997, AND 1996

                                                                        ACCUMULATED
                                              CAPITAL                      OTHER            TOTAL
                                   COMMON    IN EXCESS    RETAINED     COMPREHENSIVE    SHAREHOLDER'S
                                   STOCK      OF PAR      EARNINGS        INCOME           EQUITY
                                   ------    ---------    ---------    -------------    -------------
                                                            ($ IN MILLIONS)
Balance, December 31, 1995.......   $        $            $ 1,028.9       $145.0          $1,173.9
Comprehensive income:
  Net income.....................                              56.5                           56.5
  Other comprehensive income:
     Unrealized losses on
       investments, net of
       unrealized gains,
       reclassification
       adjustments, and taxes
       (Note 10).................                                          (59.9)            (59.9)
                                    ----     --------     ---------       ------          --------
Comprehensive income.............                                                             (3.4)
                                                                                          --------
Balance, December 31, 1996.......                           1,085.4         85.1           1,170.5
Comprehensive income:
  Net income.....................                             117.1                          117.1
  Other comprehensive income:
     Unrealized gains on
       investments, net of
       unrealized losses,
       reclassification
       adjustments, and taxes
       (Note 10).................                                           35.9              35.9
     Minimum pension liability
       adjustment................                                           (2.9)             (2.9)
                                                                          ------          --------
  Other comprehensive income:....                                           33.0              33.0
                                    ----     --------     ---------       ------          --------
Comprehensive income.............                                                            150.1
                                                                                          --------
Balance, December 31, 1997.......                           1,202.5        118.1           1,320.6
Demutualization Transaction......             1,344.2      (1,357.4)                         (13.2)
Contribution from MONY Group.....    2.0        219.9                                        221.9
Comprehensive income:
  Net income before
     demutualization.............                             154.9                          154.9
  Net income after
     demutualization.............                               8.6                            8.6
                                    ----     --------     ---------       ------          --------
     Net income for the year.....                             163.5                          163.5
  Other comprehensive income:
     Unrealized losses on
       investments, net of
       unrealized gains,
       reclassification
       adjustments, and taxes
       (Note 10).................                                           31.4              31.4
     Minimum pension liability
       adjustment................                                            2.9               2.9
                                                                          ------          --------
  Other comprehensive income:....                                           34.3              34.3
                                    ----     --------     ---------       ------          --------
Comprehensive income.............                                                            197.8
                                                                                          --------
Balance, December 31, 1998.......   $2.0     $1,564.1     $     8.6       $152.4          $1,727.1
                                    ====     ========     =========       ======          ========

          See accompanying notes to consolidated financial statements.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                 YEARS ENDED DECEMBER 31, 1998, 1997, AND 1996

                                                              1998         1997         1996
                                                            ---------    ---------    ---------
                                                                      ($ IN MILLIONS)
CASH FLOWS FROM OPERATING ACTIVITIES (SEE NOTE 4):
Net income................................................  $   163.5    $   117.1    $    56.5
Adjustments to reconcile net income to net cash provided
  by operating activities:
  Interest credited to policyholders' account balances....      110.6        122.3        141.2
  Universal life and investment-type product policy fee
     income...............................................     (123.6)      (112.9)       (98.4)
  Capitalization of deferred policy acquisition costs.....     (124.5)      (141.0)      (145.3)
  Amortization of deferred policy acquisition costs.......      122.0        181.2        158.2
  Provision for depreciation and amortization.............       41.4         55.0         53.8
  Provision for deferred federal income taxes.............       11.4        (50.2)       (32.6)
  Net realized gains on investments.......................     (168.7)       (72.1)       (75.9)
  Non-cash distributions from investments.................      (35.1)       (31.1)       (56.1)
  Change in other assets and accounts payable and other
     liabilities..........................................      (32.7)      (177.5)        57.0
  Change in future policy benefits........................      136.2        206.9        191.7
  Change in other policyholders' liabilities..............       32.9        (17.4)        21.4
  Change in current federal income taxes payable..........      (14.9)       (11.2)        63.3
  Initial cash transferred to the Closed Block............      (46.9)          --           --
  Contribution from the Closed block......................       (5.7)          --           --
                                                            ---------    ---------    ---------
Net cash provided by operating activities.................       65.9         69.1        334.8
                                                            ---------    ---------    ---------
CASH FLOWS FROM INVESTING ACTIVITIES:
Sales, maturities or repayments of:
  Fixed maturities........................................      887.3        952.0        690.1
  Equity securities.......................................      177.4        246.7        170.7
  Mortgage loans on real estate...........................      424.4        334.4        353.6
  Real estate.............................................      578.3        430.8        442.4
  Other invested assets...................................       46.0          5.0         13.3
Acquisitions of investments:
  Fixed maturities........................................   (1,479.7)    (1,336.2)    (1,200.8)
  Equity securities.......................................     (230.5)      (211.5)      (119.7)
  Mortgage loans on real estate...........................     (422.4)      (183.1)      (166.8)
  Real estate.............................................      (39.5)       (52.7)       (63.6)
  Other invested assets...................................       (2.1)        (1.7)        (1.6)
  Policy loans, net.......................................      (17.8)       (15.9)       (12.7)
  Other, net..............................................        8.8         10.1          0.1
  Property & equipment, net...............................      (30.9)       (35.8)        (3.9)
  Acquisition of subsidiaries, net of cash acquired.......      (46.0)          --           --
                                                            ---------    ---------    ---------
Net cash provided by investing activities.................  $  (146.7)   $   142.1    $   101.1
                                                            ---------    ---------    ---------

          See accompanying notes to consolidated financial statements.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 1998, 1997, AND 1996

                                                              1998         1997         1996
                                                            ---------    ---------    ---------
                                                                      ($ IN MILLIONS)
CASH FLOWS FROM FINANCING ACTIVITIES:
Issuance of debt..........................................         --        115.0           --
Repayments of debt........................................      (61.3)      (126.0)      (174.1)
Receipts from annuity and universal life policies credited
  to policyholders' account balances......................    1,254.0      1,226.4      1,204.9
Return of policyholders' account balances on annuity
  policies and universal life policies....................   (1,377.0)    (1,435.2)    (1,584.1)
Other.....................................................         --          6.6          6.7
Contribution from MONY Group (Note 4).....................      221.9           --           --
                                                            ---------    ---------    ---------
Net cash provided by/(used in) financing activities.......       37.6       (213.2)      (546.6)
                                                            ---------    ---------    ---------
Net decrease in cash and cash equivalents.................      (43.2)        (2.0)      (110.7)
Cash and cash equivalents, beginning of year..............      313.4        315.4        426.1
                                                            ---------    ---------    ---------
Cash and cash equivalents, end of year....................  $   270.2    $   313.4    $   315.4
                                                            =========    =========    =========
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
CASH PAID DURING THE PERIOD FOR:
Income taxes..............................................  $    97.4    $   114.6    $    13.6
Interest..................................................  $    20.3    $    20.8    $    36.8

          See accompanying notes to consolidated financial statements.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  ORGANIZATION AND DESCRIPTION OF BUSINESS:

     On November 16, 1998, pursuant to its Plan of Reorganization (the "Plan") which was approved by the New York Superintendent of Insurance on the same day (the "Plan Effective Date"), The Mutual Life Insurance Company of New York ("MONY") converted from a mutual life insurance company to a stock life insurance company (the "Demutualization") and became a wholly owned subsidiary of The MONY Group Inc., (the "MONY Group" or the "Holding Company"), a Delaware corporation organized on June 24, 1997 for the purpose of becoming the parent holding company of MONY. The MONY Group has no other operations or subsidiaries. In connection with the Plan, MONY established a closed block, as more fully discussed in Note 3, to fund the guaranteed benefits and dividends of certain participating insurance policies, and eligible policyholders received cash, policy credits, or shares of common stock of the MONY Group in exchange for their membership interests in MONY (see Note 4). Also on November 16, 1998, the MONY Group consummated an initial public offering (the "Offerings") of approximately 12.9 million shares of its common stock (see Note 4) and MONY changed its name to MONY Life Insurance Company (MONY Life Insurance Company and its subsidiaries are hereafter collectively referred to as "MONY Life" or "the Company"). The shares of common stock issued in the Offerings are in addition to approximately 34.3 million shares of common stock of the MONY Group distributed to the aforementioned eligible policyholders. The Plan and the Offerings are hereafter collectively referred to as the "Transaction".

     The Company is primarily engaged in the business of providing a wide range of life insurance, annuity, and investment products to higher income individuals, particularly family builders, pre-retirees, and small business owners. The Company distributes its products primarily through its career agency sales force. The Company primarily sells its products in all 50 of the United States, the District of Columbia, the U.S. Virgin Islands, Guam and the Commonwealth of Puerto Rico.

     On December 31, 1998, MONY Life acquired Sagamore Financial Corporation, the parent company of U.S. Financial Life Insurance Company ("USFL") for a purchase price of $48 million. USFL is a special-risk carrier based in Ohio, which distributes its products in 41 states through brokerage general agencies. The acquisition was accounted for as a purchase. In conjunction therewith, MONY Life recorded $18.8 million of goodwill which will be amortized over 20 years.

2.  INVESTMENT AGREEMENT:

     On December 30, 1997, affiliates of Goldman, Sachs & Co. (the "Investors"), one of the underwriters for the Offerings, entered into an investment agreement with MONY (the "Investment Agreement"), pursuant to which: (i) The Investors purchased, for $115.0 million (the "Consideration"), Surplus Notes issued by MONY (the "MONY Notes") with an aggregate principal amount equal to the Consideration (see Note 15), and (ii) the Investor purchased, for $10.0 million, warrants (the "Warrants") to purchase from the Holding Company (after giving effect to the initial public offering) in the aggregate 7.0% of the fully diluted Common Stock as of the first date following such effectiveness on which shares of Common Stock were first issued to eligible policyholders (December 24, 1998).

3.  THE CLOSED BLOCK:

     On November 16, 1998, the Company established a closed block (the "Closed Block") of certain participating insurance policies as defined in the Plan (the "Closed Block Business"). In conjunction therewith, the Company allocated assets to the Closed Block expected to produce cash flows which, together with anticipated revenues from the Closed Block Business, are reasonably expected to be sufficient to support the Closed Block Business, including but not limited to, provision for payment of claims and surrender benefits, certain expenses and taxes, and for continuation of current payable dividend scales in effect at the date of Demutualization, assuming the experience underlying such dividend scales continues, and for

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES appropriate adjustments in such scales if the experience changes. The assets allocated to the Closed Block and the aforementioned revenues inure solely to the benefit of the owners of policies included in the Closed Block.

     The assets and liabilities allocated to the Closed Block are recorded in the Company's financial statements at their historical carrying values. The carrying value of the assets allocated to the Closed Block are less than the carrying value of the Closed Block liabilities at the Plan Effective Date. The excess of the Closed Block liabilities over the Closed Block assets at the Plan Effective Date represents the total estimated future post-tax contribution expected to emerge from the operation of the Closed Block, which will be recognized in the Company's income over the period the policies and the contracts in the Closed Block remain in force.

     In determining the amount of assets to be allocated to the Closed Block, management made certain estimates and assumptions regarding the expected cash flows from the Closed Block assets and the Closed Block Business, including estimates and assumptions regarding investment cash flows, mortality, persistency, and expenses which are to be funded in the Closed Block. The estimated net cash flows assumed in determining the Closed Block funding consisted of premiums from policies included in the Closed Block, investment income from Closed Block assets, proceeds from maturities and dispositions of Closed Block assets, less benefits paid on Closed Block policies, certain expenses (including taxes) funded in the Closed Block, and dividends on Closed Block policies based on current payable dividend scales. To the extent that the actual cash flows, subsequent to the Plan Effective Date, from the assets allocated to the Closed Block and the Closed Block Business are, in the aggregate, more favorable than assumed in establishing the Closed Block, total dividends paid to the Closed Block policyholders in future years will be greater than the total dividends that would have been paid to such policyholders if the current payable dividend scales had been continued. Conversely, to the extent that the actual cash flows, subsequent to the Plan Effective Date, from the assets allocated to the Closed Block and the Closed Block Business are, in the aggregate, less favorable than assumed in establishing the Closed Block, total dividends paid to the Closed Block policyholders in future years will be less than the total dividends that would have been paid to such policyholders if the current payable dividend scales had been continued. Accordingly, the recognition of the aforementioned estimated future post-tax contribution expected to emerge from the operation of the Closed Block is not affected by the aggregate actual experience of the Closed Block assets and the Closed Block Business subsequent to the Plan Effective Date, except in the unlikely event that the Closed Block assets and the actual experience of the Closed Block Business subsequent to the Plan Effective Date are not sufficient to pay the guaranteed benefits on the Closed Block policies, in which case the Company will be required to fund any such deficiency from its general account assets outside of the Closed Block.

     In addition, MONY Life has undertaken to reimburse the Closed Block from its general account assets outside the Closed Block for any reduction in principal payments due on the Series A Notes (which have been allocated to the Closed Block) pursuant to the terms thereof, as described in Note 9. Since the Closed Block will be funded to provide for payment of guaranteed benefits and the continuation of current payable dividends on the policies included therein, it will not be necessary to use general funds to pay guaranteed benefits unless the Closed Block Business experiences very substantial ongoing adverse experience in investment, mortality, persistency or other experience factors. The Company regularly (at least quarterly) monitors the experience from the Closed Block and may make changes to the dividend scale, when appropriate, to ensure that the profits are distributed to the Closed Block policyholders in a fair and equitable manner. In addition, periodically the New York Insurance Department requires the filing of an independent auditor's report on the operations of the Closed Block.

     The results of the Closed Block are presented as a single line item in the Company's statements of income entitled, "Contribution from the Closed Block". Prior to the establishment of the Closed Block the results of the assets and policies comprising the Closed Block were reported in various line items in the Company's income statements, including: premiums, investment income, net realized gains and losses on investments, benefits, amortization of deferred acquisition costs, etc. In addition, all assets and liabilities

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES allocated to the Closed Block will be reported in the Company's balance sheet separately under the captions "Closed Block assets" and "Closed Block liabilities", respectively. Accordingly, certain line items in the Company's financial statements subsequent to the establishment of the Closed Block reflect material reductions in reported amounts, as compared to years prior to the establishment of the Closed Block, while having no effect on net income.

     The pre-tax Contribution from the Closed Block includes only those revenues, benefit payments, dividends, premium taxes, state guaranty fund assessments, and investment expenses considered in funding the Closed Block. However, many expenses associated with operating the Closed Block and administering the policies included therein were excluded from and, accordingly, are not funded in the Closed Block. These expenses are reported in the Company's statement of operations, outside of the Contribution from the Closed Block, consistent with how they are funded. Such expenses are reported in the separate line items to which they apply based on the nature of such expenses. Federal income taxes applicable to the Closed Block, which are funded in the Closed Block, are reflected as a component of federal income tax expense in the Company's statement of operations. Since many expenses related to the Closed Block are funded outside the Closed Block, operating costs and expenses outside the Closed Block are disproportionate to the level of business outside the Closed Block.

4.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

  Basis of Presentation

     The accompanying consolidated financial statements have been prepared in conformity with GAAP. Prior to 1996, MONY, as a mutual life insurance company, prepared its financial statements in conformity with accounting practices prescribed or permitted by the New York State Insurance Department ("SAP"), which accounting practices were considered to be GAAP for mutual life insurance companies. As of January 1, 1996, MONY adopted Financial Accounting Standards Board ("FASB") Interpretation No. 40, Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises (the "Interpretation"), and Statement of Financial Accounting Standards ("SFAS") No. 120, Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long Duration Participating Policies (the "Standard"). The Interpretation and the Standard require mutual life insurance companies to adopt all applicable authoritative GAAP pronouncements in their general purpose financial statements. Accordingly, the initial effect of applying the Interpretation and the Standard has been reported retroactively through the restatement of previously issued financial statements presented herein for comparative purposes (see Note 18). Certain reclassifications have been made in the amounts presented for prior periods to conform those periods to the current presentation.

     During 1997, the Company adopted SFAS No. 130, Reporting Comprehensive Income and SFAS 131, Disclosures about Segments of an Enterprise and Related Information, which were issued by the FASB in June of 1997. SFAS No. 130 established standards for reporting and display of comprehensive income and its components in general purpose financial statements. SFAS No. 131 established standards for the way that public business enterprises report information about operating segments in their annual and interim financial statements. SFAS No. 131 also established standards for disclosures about an enterprise's products and services, geographic areas, and major customers. All periods presented herein reflect the provisions of both SFAS No. 130 and SFAS 131.

     In February 1998, the FASB issued SFAS No. 132, "Employers' Disclosure about Pension and Other Postretirements Benefits", which is effective for fiscal years beginning after December 15, 1997. SFAS 132 revises and standardizes disclosure required by SFAS 87, SFAS 88 and SFAS 106. The Company had adopted this standard for its 1998 fiscal year (see Note 6).

     The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES and expenses during the reporting period. Actual results could differ significantly from those estimates. The most significant estimates made in conjunction with the preparation of the Company's financial statements include those used in determining (i) deferred policy acquisition costs, (ii) the liability for future policy benefits, and (iii) valuation allowances for mortgage loans and real estate to be disposed of, and impairment writedowns for real estate held for investment.

  Principles of Consolidation

     The accompanying consolidated financial statements include the accounts of the Company and those partnerships in which the Company has a majority voting interest. All significant intercompany accounts and transactions have been eliminated.

     Minority interest related to partnerships that are consolidated, which is included in Accounts Payable and Other Liabilities, amounted to $33.5 million and $48.7 million at December 31, 1998 and 1997, respectively.

  Transaction

     In connection with the Demutualization on the Plan Effective Date, eligible policyholders received, in the aggregate, approximately $20.6 million of cash, $13.2 million of policy credits and 34.3 million shares of common stock of the MONY Group in exchange for their membership interest in MONY. The demutualization was accounted for as a reorganization. Accordingly, the Company's retained earnings at the Plan Effective Date (net of aforementioned cash payments and policy credits which were charged directly to retained earnings) were reclassified to "Common stock" and "Capital in excess of par".

     Also, on the Plan Effective Date, the MONY Group consummated the Offerings. In conjunction therewith, approximately 12.9 million shares of its common stock were issued at an initial public offering price of $23.50 per share. Net proceeds from the Offerings totaled $282.5 million. Of the net proceeds, approximately $221.9 million was contributed to the Company.

     In addition, the capital of the Company includes $10.0 million relating to the Warrants issued by MONY Group(see Note 2), which as a subsidiary of the Company prior to the Plan Effective Date, was recorded in the Company's consolidated financial statements as minority interest.

  Valuation of Investments and Realized Gains and Losses

     All of the Company's fixed maturity securities are classified as available-for-sale and are reported at estimated fair value. The Company's equity securities are comprised of investments in common stocks and limited partnership interests. The Company's investments in common stocks are classified as available-for-sale and are reported at estimated fair value. The Company accounts for its investments in limited partnership interests in accordance with the equity method of accounting or the cost method of accounting depending upon the Company's percentage of ownership of the partnership and the date it was acquired. In general, partnership interests acquired after May 18, 1995 are accounted for in accordance with the equity method of accounting if the Company's ownership interest exceeds 3 percent, whereas, if the partnership was acquired prior to May 18, 1995, the equity method would be applied only if the Company's ownership interest exceeded 20 percent. In all other circumstances the Company accounts for its investment in limited partnership interests in accordance with the cost method. Unrealized gains and losses on fixed maturity securities and common stocks are reported as a separate component of other comprehensive income, net of deferred income taxes and an adjustment for the effect on deferred policy acquisition costs that would have occurred if such gains and losses had been realized. The cost of fixed maturity securities and common stock is adjusted for impairments in value deemed to be other than temporary. These adjustments are reflected as realized losses on investments. Realized gains and losses on sales of investments are determined on the basis of specific identification.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Mortgage loans on real estate are stated at their unpaid principal balances, net of valuation allowances. Valuation allowances are established for the excess of the carrying value of a mortgage loan over its estimated fair value when the loan is considered to be impaired. Mortgage loans are considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. Estimated fair value is based on either the present value of expected future cash flows discounted at the loan's original effective interest rate, or the loan's observable market price (if considered to be a practical expedient), or the fair value of the collateral if the loan is collateral dependent and if foreclosure of the loan is considered probable. The provision for loss is reported as a realized loss on investment. Loans in foreclosure and loans considered to be impaired, other than restructured loans, are placed on non-accrual status. Interest received on non-accrual status mortgage loans is included in investment income in the period received. Interest income on restructured mortgage loans is accrued at the restructured loans' interest rate.

     Real estate held for investment, as well as related improvements, is generally stated at cost less depreciation. Depreciation is determined using the straight-line method over the estimated useful life of the asset (which may range from 5 to 40 years). Cost is adjusted for impairment whenever events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. In performing the review for recoverability, management estimates the future cash flows expected from real estate investments, including the proceeds on disposition. If the sum of the expected undiscounted future cash flows is less than the carrying amount of the real estate, an impairment loss is recognized. Impairment losses are based on the estimated fair value of the real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate acquired in satisfaction of debt is recorded at estimated fair value at the date of foreclosure. Real estate that management intends to sell is classified as "to be disposed of ". Real estate to be disposed of is reported at the lower of its current carrying value or estimated fair value less estimated sales costs. Changes in reported values relating to real estate to be disposed of and impairments of real estate held for investment are reported as realized gains or losses on investments.

     Policy loans are carried at their unpaid principal balances.

     Cash and cash equivalents include cash on hand, amounts due from banks and highly liquid debt instruments with an original maturity of three months or less.

  Recognition of Insurance Revenue and Related Benefits

     Premiums from participating and non-participating traditional life, health and annuity policies with life contingencies are recognized as premium income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

     Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenue from these types of products consists of amounts assessed during the period against policyholders' account balances for policy administration charges, cost of insurance and surrender charges. Policy benefits charged to expense include benefit claims incurred in the period in excess of the related policyholders' account balance.

  Deferred Policy Acquisition Costs ("DAC")

     The costs of acquiring new business, principally commissions, underwriting, agency, and policy issue expenses, all of which vary with and are primarily related to the production of new business, are deferred.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

     For participating traditional life policies, DAC is amortized over the expected life of the contracts (30 years) as a constant percentage based on the present value of estimated gross margins expected to be realized over the life of the contracts using the expected investment yield. At December 31, 1998, the expected investment yield was 7.32%, for the year 1999 with subsequent years grading down to an ultimate aggregate yield of 7.12% in year 2013. Estimated gross margins include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends.

     For universal life products and investment-type products, DAC is amortized over the expected life of the contracts (ranging from 15 to 30 years) as a constant percentage based on the present value of estimated gross profits expected to be realized over the life of the contracts using the initial locked in contract rate. The contract rate is 8% for all products. Estimated gross profits arise principally from investment results, mortality and expense margins and surrender charges.

     DAC is subject to recoverability testing at the time of policy issuance and loss recognition testing at the end of each accounting period. The effect on the amortization of DAC of revisions in estimated experience is reflected in earnings in the period such estimates are revised. In addition, the effect on the DAC asset that would result from the realization of unrealized gains (losses) is recognized through an offset to Other Comprehensive Income as of the balance sheet date.

  Future Policy Benefits and Policyholders' Account Balances

     Future policy benefit liabilities for participating traditional life policies are calculated using a net level premium method on the basis of actuarial assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Dividend fund interest assumptions range from 2.0 percent to
5.5 percent.

     Policyholders' account balances for universal life and investment-type contracts represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals. The weighted average interest crediting rate for universal life products was approximately
5.7 percent, 5.8 percent, and 5.8 percent for the years ended December 31, 1998, 1997, and 1996, respectively. The weighted average interest crediting rate for investment-type products was approximately 5.6 percent for each of the years ended December 31, 1998, 1997, and 1996, respectively.

  Dividends to Policyholders

     Dividends to policyholders, which are substantially all on the Closed Block Business (see Note 3) are determined annually by the Board of Directors of MONY Life. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year.

  Participating Business

     At December 31, 1998 and 1997, participating business, substantially all of which is in the Closed Block, represented approximately 72.6% and 81.0% of the Company's life insurance in force, and 84.2% and 88.4% of the number of life insurance policies in force, respectively. For each of the years ended December 31, 1998 and 1997, participating business, represented approximately 99.9% of life insurance premiums.

  Property, Equipment, and Leasehold Improvements

     Property, equipment and leasehold improvements, which are reported in Other Assets, are stated at cost less accumulated depreciation and amortization. Depreciation is determined using the straight-line method over the estimated useful lives of the related assets which generally range from 3 to 40 years. Amortization of

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES leasehold improvements is determined using the straight-line method over the lesser of the unexpired lease term or the estimated useful life of the improvement.

     Accumulated depreciation of property and equipment and amortization of leasehold improvements was $71.0 million and $58.5 million at December 31, 1998 and 1997, respectively. Related depreciation and amortization expense was $11.4 million, $8.8 million, and $5.9 million for the years ended December 31, 1998, 1997, and 1996, respectively.

  Federal Income Taxes

     The Company files a consolidated federal income tax return with its life and non-life affiliates, except Sagamore Financial Corporation and its subsidiaries. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

  Reinsurance

     The Company has reinsured certain of its life insurance and investment contracts with other insurance companies under various agreements. Amounts due from reinsurers are estimated based on assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Policy and contract liabilities are reported gross of reserve credits. Gains on reinsurance are deferred and amortized into income over the remaining life of the underlying reinsured contracts.

     In determining whether a reinsurance contract qualifies for reinsurance accounting, SFAS No. 113 requires that there be a "reasonable possibility" that the reinsurer may realize a "significant loss" from assuming insurance risk under the contract. In making this assessment, the Company projects the results of the policies reinsured under the contract under various scenarios and assesses the probability of such results actually occurring. The projected results represent the present value of all the cash flows under the reinsurance contract. The Company generally defines a "reasonable possibility" as having a probability of at least 10%. In assessing whether the projected results of the reinsured business constitute a "significant loss", the Company considers: (i) the ratio of the aggregate projected loss, discounted at an appropriate rate of interest (the "aggregate projected loss"), to an estimate of the reinsurer's investment in the contract, as hereafter defined, and (ii) the ratio of the aggregate projected loss to an estimate of the total premiums to be received by the reinsurer under the contract discounted at an appropriate rate of interest.

     The reinsurer's investment in a reinsurance contract consists of amounts paid to the ceding company at the inception of the contract (e.g. expense allowances and the excess of liabilities assumed by the reinsurer over the assets transferred to the reinsurer under the contract) plus the amount of capital required to support such business consistent with prudent business practices, regulatory requirements, and the reinsurer's credit rating. The Company estimates the capital required to support such business based on what it considers to be an appropriate level of risk-based capital in light of regulatory requirements and prudent business practices.

  Separate Accounts

     Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent that the value of such assets exceeds the separate account liabilities. Investments held in separate accounts and liabilities of the separate accounts are reported separately as assets and liabilities. Substantially all separate account assets are reported at estimated fair value. Investment income and gains or losses on the investments of separate accounts accrue directly to contractholders and, accordingly, are not reflected in the Company's consolidated statements of income and cash flows. Fees

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues.

  Consolidated Statements of Cash Flows -- Non-cash Transactions

     For the years ended December 31, 1998, 1997, and 1996, respectively, real estate of $5.0 million, $14.4 million, and $29.1 million was acquired in satisfaction of debt. At December 31, 1998 and 1997, the Company owned real estate acquired in satisfaction of debt of $143.2 million and $326.1 million, respectively. Other non-cash transactions, which are reflected in the statement of cash flows as a reconciling item from net income to net cash provided by operating activities, consisted primarily of stock distributions from the Company's partnership investments and payment-in-kind for interest due on certain fixed maturity securities.

  Extraordinary Item -- Demutualization Expenses

     The accompanying consolidated statements of income and comprehensive income reflect extraordinary charges (net of taxes) of $27.2 million and $13.3 million for the years ended December 31, 1998 and 1997, respectively, relating to costs associated with the Demutualization.

  New Accounting Pronouncements

     In January 1998, the American Institute of Certified Public Accountants issued Statement of Position (SOP) 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments". SOP 97-3 provides guidance for determining when an entity should recognize a liability for guaranty fund and other insurance-related assessments and when it may recognize an asset for a portion or all of the assessment liability or paid assessment that can be recovered through premium tax offsets or policy surcharges. SOP 97-3 is effective for fiscal years beginning after December 15, 1998. Adoption of SOP 97-3 is not expected to have a material effect on the Company's financial condition or results of operations.

     In March 1998, the American Institute of Certified Public Accountants issued (SOP) 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use". SOP 98-1 provides guidance for determining when an entity should capitalize or expense external and internal costs of computer software developed or obtained for internal use. SOP 98-1 is effective for fiscal years beginning after December 15, 1998. Adoption of SOP 98-1 is not expected to have a material effect on the Company's financial condition or results of operations.

     In June 1998, The FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." SFAS 133 requires all derivatives to be recognized in the statement of financial position as either assets or liabilities and measured at fair value. The corresponding derivative gains and losses should be reported based on the hedge relationship that exists, if there is one. Changes in the fair value of derivatives that are not designated as hedges or that do not meet the hedge accounting criteria in SFAS 133, are required to be reported in earnings. SFAS 133 is effective for fiscal years beginning after June 15, 1999. Adoption of SFAS 133 is not expected to have a material effect on the Company's financial condition or results of operations.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

5.  DEFERRED POLICY ACQUISITION COSTS:

     Policy acquisition costs deferred and amortized in 1998, 1997 and 1996 are as follows ($ in millions):

                                                                1998        1997        1996
                                                              --------    --------    --------
Balance, beginning of year..................................  $1,007.1    $1,095.2    $1,047.1
Balance transferred to the Closed Block at November 16,
  1998......................................................    (562.3)         --          --
                                                              --------    --------    --------
                                                                 444.8     1,095.2     1,047.1
                                                              --------    --------    --------
Cost deferred during the year...............................     124.7       141.0       145.3
Amortized to expense during the year........................    (122.0)     (181.2)     (158.2)
Effect on DAC from unrealized gains (losses) (see Note 4)...      (7.8)      (47.9)       61.0
                                                              --------    --------    --------
Balance, end of year........................................  $  439.7    $1,007.1    $1,095.2
                                                              ========    ========    ========

6.  PENSION PLANS AND OTHER POST-RETIREMENT BENEFITS:

  Pension Plans --

     The Company has a qualified pension plan covering substantially all of its salaried employees. The provisions of the plan provide both (a) defined benefit accruals based on (i) years of service, (ii) the employee's final average annual compensation and (iii) wage bases or benefits under Social Security and (b) defined contribution accruals based on a Company matching contribution equal to 100% of the employee's elective deferrals under the incentive savings plan for employees up to 3% of the employee's eligible compensation and an additional 2% of eligible compensation for each active participant. The Company did not make any contribution in the current year or prior years under Section 404 of the Internal Revenue Code ("IRC") because the plan was fully funded under Section 412 of IRC.

     In April 1996, the Company offered special benefits to its employees who elected by May 31, 1996, voluntary termination of employment (special termination benefits). The special termination benefits represented benefits in excess of that which would normally be due to employees electing to retire early. These excess benefits were calculated based on grants of additional years of service and age used in the benefit calculation. All of the special termination benefits relating to the Company's qualified plan, which aggregated $10.6 million, were paid from the plan's assets. All the benefits paid relating to the Company's non-qualified plan, which aggregated $3.4 million, were paid directly from the Company's assets. As a result of the aforementioned early retirement offer, the Company recorded a charge of $14.0 million in 1996 and reflected this amount in Other Operating Costs and Expenses.

     The assets of the qualified pension plan are primarily invested in MONY Pooled Accounts which include common stock, real estate, private placement debt securities and bonds. At December 31, 1998 and 1997, $457.3 million and $430.3 million were invested in the MONY Pooled Accounts. Benefits of $26.3 million, $24.2 million and $30.7 million were paid by this plan for the years ended December 31, 1998, 1997, and 1996, respectively.

     The Company also sponsors a non-qualified employee excess pension plan, which provides both defined benefits and defined contribution accruals in excess of Internal Revenue Service limits to certain employees. The benefits are based on years of service and the employees final average annual compensation. Pension benefits are paid from the Company's general account.

  Postretirement Benefits --

     The Company provides certain health care and life insurance for retired employees and field underwriters. The Company amortizes its unamortized postretirement transaction obligation over a period of twenty years.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plan. A one-percentage point change in assumed health care cost trend rates would have the following effects:

                                                              1-PERCENTAGE-    1-PERCENTAGE-
                                                                  POINT            POINT
                                                                INCREASE         DECREASE
                                                              -------------    -------------
Effect on total of service and interest cost components.....    $ 27,328         $ (29,218)
Effect on postretirement benefit obligation.................     294,001          (328,624)

     The following presents the change in the benefit obligation, change in plan assets and other information with respect to the Company's qualified and non-qualified defined benefit pension plans and other benefits which represents the Company's postretirement benefit obligation:

                                                        PENSION BENEFITS      OTHER BENEFITS
                                                        ----------------    ------------------
                                                         1998      1997      1998       1997
                                                        ------    ------    -------    -------
                                                                   ($ IN MILLIONS)
CHANGE IN BENEFIT OBLIGATION:
Benefit obligation at beginning of year...............  $390.1    $348.5    $ 101.1    $  93.4
Service cost..........................................    14.4      12.9        1.3        1.0
Interest cost.........................................    26.3      27.5        6.4        6.7
Actuarial (gain)/loss.................................     2.0      33.0       (3.0)       7.4
Benefit paid..........................................   (34.5)    (31.8)      (5.8)      (7.4)
                                                        ------    ------    -------    -------
Benefit obligation at end of year.....................   398.3     390.1      100.0      101.1
                                                        ------    ------    -------    -------
CHANGE IN PLAN ASSETS:
Fair value of plan assets at beginning of year........  $432.5    $393.4    $          $
Actual return on plan assets..........................    56.7      66.5
Employer contribution.................................     5.1       4.4        5.8        7.4
Benefits and expenses paid............................   (34.5)    (31.8)      (5.8)      (7.4)
                                                        ------    ------    -------    -------
Fair value of plan assets at end of year..............   459.8     432.5         --         --
                                                        ------    ------    -------    -------
Funded status.........................................    61.5      42.4     (100.0)    (101.1)
Unrecognized actuarial loss/(gain)....................    16.4      19.7       11.1       14.3
Unamortized transition obligation.....................   (19.8)    (27.3)      42.7       45.8
Unrecognized prior service cost.......................     9.7      10.7        0.0        0.0
                                                        ------    ------    -------    -------
Net amount recognized.................................  $ 67.8    $ 45.5    $ (46.2)   $ (41.0)
                                                        ======    ======    =======    =======
Amounts recognized in the statement of financial
  position consist of:
Prepaid benefit cost..................................  $103.0    $ 89.4    $   0.0    $   0.0
Accrued benefit liability.............................   (39.5)    (45.3)     (46.2)     (41.0)
Intangible asset......................................     1.4       4.3        0.0        0.0
Accumulated other comprehensive income................     2.9      (2.9)       0.0        0.0
                                                        ------    ------    -------    -------
Net amount recognized.................................  $ 67.8    $ 45.5    $ (46.2)   $ (41.0)
                                                        ======    ======    =======    =======

     The Company's qualified plan had assets of $459.8 million and $432.5 million as of December 31, 1998 and December 31, 1997, respectively. The projected benefit obligation and accumulated benefit obligation for the qualified plan were $350.8 million and $311.5 million as of December 31, 1998 and $333.2 million and $306.3 million as of December 31, 1997, respectively.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The projected benefit obligation and accumulated benefit obligation for the unfunded non-qualified defined benefit pension plan, which is unfunded, were $47.5 million and $39.5 million as of December 31, 1998, and $56.9 million and $45.3 million as of December 31, 1997, respectively.

                                                              PENSION BENEFITS    OTHER BENEFITS
                                                              ----------------    --------------
                                                               1998      1997     1998     1997
                                                              ------    ------    -----    -----
WEIGHTED-AVERAGE ASSUMPTIONS AS OF DECEMBER 31:
Discount rate...............................................   6.75%     6.75%    6.75%    6.75%
Expected return on plan assets..............................   10.0%     10.0%      --       --
Rate of compensation increase...............................    5.0%      5.0%     5.0%     5.0%

     For measurement purposes, an 11% percent annual rate of increase in the per capita cost of covered health care benefits was assumed for 1998. The rate was assumed to decrease gradually to 6% percent for 2010 and remain at that level thereafter.

     Components of net periodic benefit cost for the pension and other post-retirement plans are as follows:

                                               PENSION BENEFITS             OTHER BENEFITS
                                          --------------------------    -----------------------
                                           1998      1997      1996     1998     1997     1996
                                          ------    ------    ------    -----    -----    -----
COMPONENTS OF NET PERIODIC BENEFIT COST
Service cost............................  $ 14.4    $ 12.9    $ 13.9    $ 1.3    $ 1.0    $ 1.8
Interest cost...........................    26.3      27.5      25.1      6.4      6.7      6.4
Expected return on plan assets..........   (41.8)    (38.0)    (36.7)     0.0      0.0      0.0
Amortization of prior service cost......     1.0       1.0       1.0      0.0      0.0      0.0
Special termination benefits............     0.0       0.0      14.0      0.0      0.0      0.0
Recognized net actuarial loss...........     0.0       0.1       0.1      0.1      0.0      0.4
Amortization of transition items........    (7.5)     (7.5)     (7.5)     3.1      3.1      3.1
                                          ------    ------    ------    -----    -----    -----
Net periodic benefit cost...............  $ (7.6)   $ (4.0)   $  9.9    $10.9    $10.8    $11.7
                                          ======    ======    ======    =====    =====    =====

     The Company also has a qualified money purchase pension plan covering substantially all career field underwriters. Company contributions of 5% of earnings plus an additional 2% of such earnings in excess of the social security wage base are made each year. In addition, after-tax voluntary field underwriter contributions of up to 10% of earnings are allowed. At December 31, 1998 and 1997, the fair value of plan assets was $222.2 million and $211.0 million, respectively. For the years ended December 31, 1998, 1997, and 1996, the Company contributed $3.2 million, $3.3 million and $3.7 million to the plan, respectively, which amounts are reflected in Other Operating Costs and Expenses.

     The Company has a non-qualified defined contribution plan, which is unfunded. The non-qualified defined contribution plan projected benefit obligation which equaled the accumulation benefit was $48.4 million and $42.9 million as of December 31, 1998 and 1997, respectively. The non-qualified defined contribution plan's net periodic expense was $6.6 million, $9.4 million and $7.2 million for the years ending December 31, 1998, 1997 and 1996, respectively.

     The Company also has incentive savings plans in which substantially all employees and career field underwriters are eligible to participate. The Company matches field underwriter contributions up to 2% of eligible compensation and may also make an additional profit sharing contribution for non-officer employees. As with the Employee Excess Plan, the Company also sponsors non-qualified excess defined contribution plans for both the field underwriter retirement plan and the incentive savings plan for field underwriters.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

7.  FEDERAL INCOME TAXES:

     The Company files a consolidated federal income tax return with its life and non-life affiliates, except Sagamore Financial Corporation and its subsidiaries.

     Federal income taxes have been calculated in accordance with the provisions of the Internal Revenue Code of 1986, as amended. A summary of the Federal income tax expense (benefit) is presented below:

                                                               1998      1997      1996
                                                              ------    ------    ------
                                                                   ($ IN MILLIONS)
Federal income tax (benefit) expense:
  Current...................................................  $ 84.6    $104.1    $ 76.6
  Deferred..................................................    18.1     (46.8)    (32.6)
                                                              ------    ------    ------
          Total.............................................  $102.7    $ 57.3    $ 44.0
                                                              ======    ======    ======

     Federal income taxes reported in the consolidated statements of income are different from the amounts determined by multiplying the earnings before federal income taxes by the statutory federal income tax rate of 35%. The sources of the difference and the tax effects of each are as follows:

                                                               1998     1997      1996
                                                              ------    -----    ------
                                                                   ($ IN MILLIONS)
Tax at statutory rate.......................................  $102.7    $65.7    $ 35.2
Differential earnings amount................................      --     (5.8)     12.8
Dividends received deduction................................    (1.4)    (0.5)     (0.5)
Other.......................................................     1.4     (2.1)     (3.5)
                                                              ------    -----    ------
Provision for income taxes..................................  $102.7    $57.3    $ 44.0
                                                              ======    =====    ======

     The Company's federal income tax returns for years through 1991 have been examined by the Internal Revenue Service ("IRS"). No material adjustments were proposed by the IRS as a result of these examinations. In the opinion of management, adequate provision has been made for any additional taxes which may become due with respect to open years.

     The components of deferred tax liabilities and assets at December 31, 1998 and 1997 are as follows:

                                                               1998      1997
                                                              ------    ------
                                                              ($ IN MILLIONS)
Deferred policy acquisition costs...........................  $127.9    $251.4
Fixed maturities and equity securities......................    68.2      65.8
Other (net)(1)..............................................    71.3      27.3
Nonlife subsidiaries........................................     8.3       0.0
                                                              ------    ------
Total deferred tax liabilities..............................   275.7     344.5
                                                              ------    ------
Policyholder and separate account liabilities...............   113.8     176.0
Accrued expenses............................................    70.4      55.2
Deferred compensation and benefits..........................    24.0       8.6
Policyholder dividends......................................    39.8      39.1
Real estate and mortgages...................................    29.4      54.1
                                                              ------    ------
Total deferred tax assets...................................   277.4     333.0
                                                              ------    ------
Net deferred tax asset/(liability)..........................  $  1.7    $(11.5)
                                                              ======    ======

---------------
(1) Includes $25.7 million and $20.9 million at December 31, 1998 and 1997 of deferred taxes relating to net unrealized gains on fixed maturity securities in the AEGON Portfolio (see Note 9).

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The Company is required to establish a valuation allowance for any portion of the deferred tax asset that management believes will not be realized. In the opinion of management, it is more likely than not that it will realize the benefit of the deferred tax assets and, therefore, no such valuation allowance has been established.

8.  LEASES:

     The Company has entered into various operating lease agreements for office space, furniture and equipment. These leases have remaining non-cancelable lease terms in excess of one year. Total rental expense for these operating leases amounted to $8.6 million in 1998, $14.5 million in 1997 and $15.1 million in 1996. The future minimum rental obligations under these leases at December 31, 1998 are as follows ($ in millions):

1999........................................................    $  8.6
2000........................................................       7.3
2001........................................................       6.1
2002........................................................       7.7
2003........................................................       7.5
Later years.................................................     106.7
                                                                ------
                                                                $143.9
                                                                ======

9.  THE GROUP PENSION TRANSACTION:

     On December 31, 1993 (the "Group Pension Transaction Date"), the Company entered into an agreement (the "Agreement") with AEGON USA, Inc. ("AEGON") under which the Company transferred a substantial portion of its group pension business (hereafter referred to as the "Group Pension Transaction"), including its full service group pension contracts, consisting primarily of tax-deferred annuity, 401(k) and managed funds lines of business, to AEGON's wholly owned subsidiary, AUSA Life Insurance Company, Inc. ("AUSA"). The Company also transferred to AUSA the corporate infrastructure supporting the group pension business, including data processing systems, facilities and regional offices. AUSA was newly formed by AEGON solely for the purpose of facilitating this transaction. In connection with the transaction, the Company and AEGON have entered into certain service agreements. These agreements, among other things, provide that the Company will continue to manage the transferred assets, and that AUSA will continue to provide certain administrative services to the Company's remaining group pension contracts not included in the transfer.

     The transferred group pension business consisted of approximately $6.4 billion in group pension assets and liabilities, which was comprised of approximately $2.8 billion of general account assets and liabilities, and $3.6 billion of separate account assets and liabilities. The transfer was initially structured in the form of indemnity reinsurance, however, the Agreement contemplated that the transfer would be restructured in the form of assumption reinsurance as soon as practicable following the consent of contractholders to assumption of their contracts. Substantially all of the contractholders consented to the assumption of their contracts by AUSA.

     In addition, pursuant to the Agreement, MONY agreed to make a $200 million capital investment in AEGON by purchasing $150 million face amount of Series A Notes and $50 million face amount of Series B Notes (hereinafter referred to as the "Notes"). The Series A Notes pay interest at 6.44 percent per annum and the Series B Notes pay interest at 6.24 percent per annum. Both the Series A Notes and the Series B Notes mature on December 31, 2002. MONY's investment in the Series A Notes was intended to provide AEGON with the funding necessary to capitalize AUSA.

     The Company entered into the Group Pension Transaction due to downgrades of its financial strength ratings resulting from the deterioration of its financial position during the period from 1989 through the early

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

1990s. The Company's group pension business was considered to be particularly sensitive to heightened withdrawal and surrender activity due to requirements of many pension fund advisors that insurance carriers have a minimum financial strength rating consistent with a "AA" claims-paying ability rating from Standard & Poor's. In light of the downgrades and certain highly publicized failures of life insurance companies in the 1990s resulting from abnormally high withdrawal and surrender activity, management became concerned with respect to the Company's ability to sustain inordinate amounts of such activity and entered into the Group Pension Transaction to preserve the value of such business. The transaction allowed the Company to: (i) place the transferred Group Pension Business in a higher rated entity which significantly diminished the risk of adverse persistency with respect to such business, and (ii) retain all the profits resulting from the $6.4 billion of deposits on contracts in force and transferred to AEGON on the Group Pension Transaction Date (the "Existing Deposits"). As consideration for the transaction, MONY remunerated AEGON by transferring to AUSA (i) the intangible value associated with MONY's group pension franchise, including established customer relationships, (ii) rights to substantially all the profits associated with any new deposits made after the Group Pension Transaction Date on the contracts which were in force and transferred by MONY to AUSA on the Group Pension Transaction Date, and (iii) rights to substantially all the profits on any new business generated subsequent to the Group Pension Transaction Date.

     In accordance with GAAP, the transaction did not constitute a sale because the Company retained substantially all the risks and rewards associated with the Existing Deposits. Accordingly, the Company continues to reflect the transferred assets and liabilities on its balance sheet under separate captions entitled "Assets transferred in Group Pension Transaction" and "Liabilities transferred in Group Pension Transaction". In addition, the Company reports in its GAAP earnings the profits from the Existing Deposits as discussed below.

     Pursuant to the Agreement, MONY receives from AUSA (i) payments on an annual basis through December 31, 2002 (the "Group Pension Payments") equal to all of the earnings from the Existing Deposits, (ii) a final payment (the "Final Value Payment") at December 31, 2002 based on the remaining fair value of the Existing Deposits, and (iii) a contingent payment (the "New Business Growth Payment") at December 31, 2002 based on new business growth subsequent to the Transaction Date. However, the level of new business growth necessary for MONY to receive the New Business Growth Payment make it unlikely that MONY will ever receive any such payment.

     With respect to the Group Pension Payments, the annual results from the Existing Deposits are measured on a basis in accordance with the Agreement (such basis hereafter referred to as the "Earnings Formula") which is substantially the same as GAAP, except that; (i) asset impairments on fixed maturity securities are only recognized when such securities are designated with an NAIC rating of "6", and (ii) no impairment losses are recognized on mortgage loans until such loans are disposed of or at the time, and in the calculation, of the Final Value Payment.

     Earnings which emerge from the Existing Deposits pursuant to the application of the Earnings Formula are recorded in the Company's financial statements only after adjustments (primarily to recognize asset impairments in accordance with SFAS Nos. 114 and 115) to reflect such earnings on a basis entirely in accordance with GAAP (such earnings hereafter referred to as the "Group Pension Profits"). Losses which arise from the application of the Earnings Formula for any annual period will be reflected in the Company's results of operations (after adjustments to reflect such losses in accordance with GAAP) only up to the amount for which the Company is at risk (as described below), which at any time is equal to the then outstanding principal amount of the Series A Notes.

     Operating losses reported in any annual period pursuant to the Earnings Formula are carried forward to reduce any earnings in subsequent years reported pursuant to the Earnings Formula. Any resultant deficit remaining at December 31, 2002 will be deducted from the Final Value Payment and New Business Growth Payment, if any, due to the Company. If a deficit still remains, it will be applied (as provided for in the

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

Agreement) as an offset against the principal payment due to the Company upon maturity of the Series A Notes.

     For the years ended December 31, 1998, 1997 and 1996, AUSA reported earnings to the Company pursuant to the application of the Earnings Formula of $49.8 million, $55.7 million, and $66.7 million, respectively, and the Company recorded Group Pension Profits of $56.8 million, $60.0 million and $59.5 million, respectively. In addition, the Company earned $12.8 million, $17.7 million, and $23.0 million of interest income on the Notes during the aforementioned years. From 1994 through 1996, the Company reinvested an aggregate of $169 million of the aforementioned profits and interest in additional Series A notes (the "Additional Notes") with a face amount equal to the amount reinvested. The Additional Notes paid interest at 1% above the two-year U.S. Treasury rate in effect at the time of their issuance. All of the Additional Notes were redeemed at face value by AEGON during 1997. At December 31, 1998, the remaining Series A notes held by the Company consisted of the $150.0 million face amount of Series A Notes it acquired on December 31, 1993.

     The following sets forth certain summarized financial information relating to the Group Pension Transaction as of and for the periods indicated, including information regarding: (i) the general account assets transferred to support the Existing Deposits in the Group Pension Transaction (such assets hereafter referred to as the "AEGON Portfolio"), (ii) the transferred separate account assets and liabilities, and (iii) the components of revenue and expense comprising the Group Pension Profits:

                                                               AS OF DECEMBER 31,
                                                              --------------------
                                                                1998        1997
                                                              --------    --------
                                                                ($ IN MILLIONS)
ASSETS:
  General Account
     Fixed maturities: available for sale, at estimated fair
      value (amortized cost; $1,564.6 and $1,585.4,
      respectively).........................................  $1,620.2    $1,645.0
     Mortgage loans on real estate..........................     214.8       347.9
     Real estate held for investment........................      37.9        50.4
     Cash and cash equivalents..............................      21.7        24.5
     Accrued investment income..............................      27.6        33.1
                                                              --------    --------
     Total general account assets...........................   1,922.2     2,100.9
  Separate account assets...................................   3,829.6     3,614.0
                                                              --------    --------
          Total assets......................................  $5,751.8    $5,714.9
                                                              ========    ========
LIABILITIES:
  General Account(1)
     Policyholders' account balances........................  $1,824.9    $1,991.0
     Other liabilities......................................      24.0        33.7
                                                              --------    --------
          Total general account liabilities.................   1,848.9     2,024.7
  Separate account liabilities(2)...........................   3,829.6     3,614.0
                                                              --------    --------
          Total liabilities.................................  $5,678.5    $5,638.7
                                                              ========    ========

---------------
(1) Includes general account liabilities transferred in connection with the Group Pension Transaction pursuant to indemnity reinsurance of $121.7 million and $142.8 million as of December 31, 1998 and 1997, respectively.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

(2) Includes separate account liabilities transferred in connection with the Group Pension Transaction pursuant to indemnity reinsurance of $33.3 million and $31.1 million as of December 31, 1998 and 1997, respectively.

                                                              FOR THE YEAR ENDED DECEMBER 31,
                                                              --------------------------------
                                                                1998        1997        1996
                                                              --------    --------    --------
                                                                      ($ IN MILLIONS)
REVENUES:
Product policy fees.........................................   $ 23.3      $ 23.7      $ 24.7
Net investment income.......................................    154.7       169.3       192.4
Net realized gains (losses) on investments..................      7.2         7.1        (7.4)
                                                               ------      ------      ------
          Total revenues....................................    185.2       200.1       209.7
BENEFITS AND EXPENSES:
Interest credited to policyholders' account balances........    108.7       117.3       125.9
Other operating costs and expenses..........................     19.7        22.8        24.3
                                                               ------      ------      ------
          Total benefits and expenses.......................    128.4       140.1       150.2
          Group Pension Profits.............................   $ 56.8      $ 60.0      $ 59.5
                                                               ======      ======      ======

  Fixed Maturity Securities

     At December 31, 1998 and 1997, there were no fixed maturity securities in the AEGON Portfolio deemed to have other than temporary impairments in value. In addition, there were no fixed maturity securities at such dates which have been non-income producing for the preceding twelve months.

     At December 31, 1998 and 1997, the carrying value of problem fixed maturities (as hereafter defined -- see Note 11) held in the AEGON Portfolio was $0.0 million and $24.4 million, respectively. In addition, at such dates the carrying value of potential problem fixed maturities held in the AEGON Portfolio was $3.7 million and $7.4 million, respectively. Also, none of the fixed maturity securities held in the AEGON Portfolio at December 31, 1998 and 1997 or prior thereto had been restructured.

     The amortized cost and estimated fair value of fixed maturity securities held in the AEGON Portfolio, by contractual maturity dates, (excluding scheduled sinking funds), as of December 31, 1998 are as follows ($ in millions):

                                                              AMORTIZED    ESTIMATED
                                                                COST       FAIR VALUE
                                                              ---------    ----------
Due in one year or less.....................................  $  162.6      $  164.1
Due after one year through five years.......................     752.2         778.2
Due after five years through ten years......................     304.6         322.2
Due after ten years.........................................      37.7          38.3
                                                              --------      --------
Subtotal....................................................   1,257.1       1,302.8
Mortgage and asset backed securities........................     307.5         317.4
                                                              --------      --------
          Total.............................................  $1,564.6      $1,620.2
                                                              ========      ========

     Fixed maturity securities that are not due at a single maturity date have been included in the preceding table in the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The net change in unrealized investment gains (losses) represents the only component of other comprehensive income generated by the AEGON Portfolio for the years ended December 31, 1998, 1997, 1996 and prior thereto. Following is a summary for the AEGON Portfolio of the change in unrealized investment gains (losses) (see Note 10):

                                                              1998     1997      1996
                                                              -----    -----    ------
                                                                  ($ IN MILLIONS)
CHANGE IN UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Fixed maturities............................................  $(4.0)   $(1.5)   $(41.6)
                                                              -----    -----    ------

  Mortgage Loans on Real Estate

     Mortgage loans on real estate in the AEGON Portfolio at December 31, 1998 and 1997 consist of the following ($ in millions):

                                                              AS OF DECEMBER 31,
                                                              ------------------
                                                               1998       1997
                                                              -------    -------
Mortgage loans..............................................  $230.8     $361.5
Less: valuation allowances..................................   (16.0)     (13.6)
                                                              ------     ------
Mortgage loans, net of valuation allowance..................  $214.8     $347.9
                                                              ======     ======

     An analysis of the valuation allowances with respect to the AEGON Portfolio for 1998, 1997 and 1996 is as follows ($ in millions):

                                                                FOR THE YEAR ENDED
                                                                   DECEMBER 31,
                                                              -----------------------
                                                              1998     1997     1996
                                                              -----    -----    -----
Balance, beginning of year..................................  $13.6    $22.2    $31.8
Increase (decrease) in allowance............................    2.9     (5.1)    (8.7)
Reduction due to pay downs and pay offs.....................  ( 0.5)    (1.6)     0.0
Transfers to real estate....................................    0.0     (1.9)    (0.9)
                                                              -----    -----    -----
Balance, end of year........................................  $16.0    $13.6    $22.2
                                                              =====    =====    =====

     Impaired mortgage loans along with related valuation allowances with respect to the AEGON Portfolio at December 31, 1998 and 1997 are as follows ($ in millions):

                                                                  AS OF DECEMBER 31,
                                                              --------------------------
                                                               1998      1997      1996
                                                              ------    ------    ------
Investment in impaired mortgage loans (before valuation
  allowances):
  Loans that have valuation allowances......................  $ 71.1    $ 56.6    $ 92.2
  Loans that do not have valuation allowances...............     4.4      45.8      53.5
                                                              ------    ------    ------
          Subtotal..........................................    75.5     102.4     145.7
Valuation allowances........................................   (11.4)     (5.8)     (9.8)
                                                              ------    ------    ------
Impaired mortgage loans, net of valuation allowances........  $ 64.1    $ 96.6    $135.9
                                                              ======    ======    ======

     Impaired mortgage loans that do not have valuation allowances are loans where the net present value of the expected future cash flows related to the loan or the fair value of the collateral equals or exceeds the recorded investment in the loan. Such loans primarily consist of restructured loans.

     During the years ended December 31, 1998, 1997, and 1996, the average recorded investment in impaired mortgage loans with respect to the AEGON Portfolio was approximately $80.4 million, $116.3 million, and

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

$127.4 million, respectively. For the years ended December 31, 1998, 1997, and 1996 approximately $4.5 million, $6.5 million, and $13.1 million, respectively, of interest income on impaired loans with respect to the AEGON Portfolio was earned.

     At December 31, 1998 and 1997, the carrying values of mortgage loans which were non-income producing for the twelve months preceding such dates with respect to the AEGON Portfolio were $0.0 million and $21.6 million, respectively.

     At December 31, 1998 and 1997 the AEGON Portfolio held restructured mortgage loans of $59.7 million and $88.5 million, respectively. Interest income of $4.0 million, $6.6 million, and $10.4 million was recognized on restructured mortgage loans for the years ended December 31, 1998, 1997, and 1996, respectively. Gross interest income on these loans that would have been recorded in accordance with the original terms of such loans amounted to approximately $6.9 million, $9.2 million, and $11.1 million for the years ended December 31, 1998, 1997, and 1996, respectively.

     The following table presents the maturity distribution of mortgage loans held in the AEGON Portfolio as of December 31, 1998 ($ in millions).

                                                              DECEMBER 31, 1998
                                                              -----------------
                                                              CARRYING    % OF
                                                               VALUE      TOTAL
                                                              --------    -----
Due in one year or less.....................................   $ 64.3      29.9%
Due after one year through five years.......................    101.2      47.1
Due after five years through ten years......................     42.1      19.6
Due after ten years.........................................      7.2       3.4
                                                               ------     -----
          Total.............................................   $214.8     100.0%
                                                               ======     =====

  Real Estate

     As of December 31, 1998 and 1997, the AEGON Portfolio had real estate held for investment of $37.9 million and $50.4 million, respectively, which includes $18.2 million and $25.6 million, respectively, of impairments taken upon foreclosure of mortgage loans. Losses recorded during the years ended December 31, 1998, 1997 and 1996 related to impairments taken upon foreclosure were $0.0 million, $4.3 million, and $16.8 million, respectively.

     Real estate is net of accumulated depreciation of $2.5 million, and $1.8 million at December 31, 1998 and 1997, respectively. Depreciation expense of $1.1 million, $1.4 million, and $0.7 million, was recorded for the years ended December 31, 1998, 1997, and 1996, respectively.

     There was no real estate included in the AEGON Portfolio which was non-income producing for the twelve months preceding December 31, 1998, 1997, and 1996, respectively.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

10. INVESTMENT INCOME, REALIZED AND UNREALIZED INVESTMENT GAINS (LOSSES), AND OTHER COMPREHENSIVE INCOME:

     Net investment income for the years ended December 31, 1998, 1997 and 1996 was derived from the following sources ($ in millions):

                                                               1998      1997      1996
                                                              ------    ------    ------
NET INVESTMENT INCOME
Fixed maturities............................................  $418.1    $422.5    $392.4
Equity securities...........................................    53.6      53.5      54.5
Mortgage loans..............................................   118.7     137.1     159.2
Real estate.................................................    44.4      56.2      84.1
Policy loans................................................    72.5      82.2      80.2
Other investments (including cash & short-terms)............    23.1      22.4      29.3
                                                              ------    ------    ------
Total investment income.....................................   730.4     773.9     799.7
Investment expenses.........................................    42.1      40.9      48.1
                                                              ------    ------    ------
Net investment income.......................................  $688.3    $733.0    $751.6
                                                              ======    ======    ======

     Net realized gains (losses) on investments for the years ended December 31, 1998, 1997 and 1996 are summarized as follows ($ in millions):

                                                               1998     1997     1996
                                                              ------    -----    -----
NET REALIZED GAINS (LOSSES) ON INVESTMENTS
Fixed maturities............................................  $  8.3    $ 7.3    $ 6.2
Equity securities...........................................     6.9     35.8     30.0
Mortgage loans..............................................     5.4     10.4      8.4
Real estate.................................................   127.6     20.1     20.8
Other invested assets.......................................    20.5     (1.5)    10.5
                                                              ------    -----    -----
Net realized gains on investments...........................  $168.7    $72.1    $75.9
                                                              ======    =====    =====

     Following is a summary of the change in unrealized investment gains (losses), net of related deferred income taxes and adjustment for deferred policy acquisition costs (see Note 5), which are reflected in Accumulated Other Comprehensive Income for the periods presented. The net change in unrealized investment gains (losses) and the change in the Company's minimum pension liability represent the only

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES components of other comprehensive income for the years ended December 31, 1998, 1997 and 1996 as presented below:

                                                               1998      1997      1996
                                                              ------    ------    -------
                                                                    ($ IN MILLIONS)
OTHER COMPREHENSIVE INCOME
Change in Unrealized Gains (Losses):
Fixed maturities............................................  $ 66.8    $ 98.7    $(126.7)
Equity securities...........................................    24.2       0.6       13.8
Other.......................................................    (1.8)      3.7        1.0
                                                              ------    ------    -------
Subtotal....................................................    89.2     103.0     (111.9)
AEGON Portfolio (See Note 9)................................    (4.0)     (1.5)     (41.6)
                                                              ------    ------    -------
Subtotal....................................................    85.2     101.5     (153.5)
Effect on unrealized gains (losses) on investments
  attributable to:
  DAC.......................................................    (6.7)    (47.9)      61.0
  Deferred federal income taxes.............................   (28.4)    (17.7)      32.6
Net unrealized gains and DAC transferred to the Closed
  Block.....................................................   (18.7)       --         --
                                                              ------    ------    -------
Change in unrealized gains (losses) on investments, net.....    31.4      35.9      (59.9)
Minimum pension liability adjustment (See Note 6)...........     2.9      (2.9)        --
                                                              ------    ------    -------
     Other comprehensive income.............................  $ 34.3    $ 33.0    $ (59.9)
                                                              ======    ======    =======

     The following table sets forth the reclassification adjustments required for the years ended December 31, 1998, 1997, and 1996 to avoid double-counting in comprehensive income items that are included as part of net income for a period that also had been part of other comprehensive income in earlier periods ($ in millions):

                                                               1998      1997      1996
                                                              ------    ------    -------
                                                                    ($ IN MILLIONS)
RECLASSIFICATION ADJUSTMENTS
Unrealized gains (losses) on investments arising during
  period....................................................  $ 39.3    $ 53.5    $ (44.8)
Reclassification adjustment for gains included in net
  income....................................................    (7.9)    (17.6)     (15.1)
                                                              ------    ------    -------
Unrealized gains (losses) on investments, net of
  reclassification adjustments..............................  $ 31.4    $ 35.9    $ (59.9)
                                                              ======    ======    =======

     Unrealized gains (losses) on investments, (excluding net unrealized gains (losses) and DAC on assets allocated to the Closed Block), reported in the above table for the years ended December 31, 1998, 1997 and 1996 are net of income tax expense (benefit) of $24.1 million, $8.2 million, and $(40.8) million, respectively, and $0.8 million, $(30.2) million, and $(75.5) million, respectively, relating to the effect of such unrealized gains (losses) on DAC.

     Reclassification adjustments, (excluding net unrealized gains (losses) and DAC on assets allocated to the Closed Block), reported in the above table for the years ended December 31, 1998, 1997 and 1996 are net of income tax expense of $4.3 million, $9.5 million and $8.2 million, respectively, and $(7.5) million, $(17.7) million and $(14.5) million, respectively, relating to the effect of such amounts on DAC.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

11.  INVESTMENTS:

  Fixed Maturity Securities Available-For-Sale:

     The amortized cost, gross unrealized gains and losses, and estimated fair value of fixed maturity securities available for sale as of December 31, 1998 and 1997 are as follows ($ in millions):

                                                                   GROSS            GROSS            ESTIMATED
                                             AMORTIZED          UNREALIZED       UNREALIZED            FAIR
                                               COST                GAINS           LOSSES              VALUE
                                        -------------------   ---------------   -------------   -------------------
                                          1998       1997      1998     1997    1998    1997      1998       1997
                                        --------   --------   ------   ------   -----   -----   --------   --------
US Treasury securities and obligations
  of U.S government agencies..........  $   63.8   $  131.4   $  3.2   $  2.3   $ 0.0   $ 0.1   $   67.0   $  133.6
Collateralized mortgage Obligations:
  Government agency-backed............     180.2      398.9      3.3      6.6     0.0     0.3      183.5      405.2
  Non-agency backed...................      85.7      112.4      3.4      4.4     0.0     0.0       89.1      116.8
Other asset-backed securities:
  Government agency-backed............      20.0       68.1      1.0      1.3     0.0     0.3       21.0       69.1
  Non-agency backed...................     347.5      474.4     12.2     17.5     0.9     0.3      358.8      491.6
Foreign governments...................      16.6        0.0      1.2      0.0     0.6     0.0       17.2        0.0
Utilities.............................     385.2      719.1     17.2     30.6     5.1     2.2      397.3      747.5
Corporate bonds.......................   1,908.0    3,852.2     75.3    141.4     9.0    14.7    1,974.3    3,978.9
                                        --------   --------   ------   ------   -----   -----   --------   --------
         Total bonds..................   3,007.0    5,756.5    116.8    204.1    15.6    17.9    3,108.2    5,942.7
Redeemable preferred stocks...........      23.5        7.9      0.6      0.1     0.3     0.6       23.8        7.4
                                        --------   --------   ------   ------   -----   -----   --------   --------
         Total........................  $3,030.5   $5,764.4   $117.4   $204.2   $15.9   $18.5   $3,132.0   $5,950.1
                                        ========   ========   ======   ======   =====   =====   ========   ========

     The carrying value of the Company's fixed maturity securities at December 31, 1998 and 1997 is net of adjustments for impairments in value deemed to be other than temporary of $15.1 million and $7.3 million, respectively.

     There were no fixed maturity securities at December 31, 1998 and 1997, which have been non-income producing for the twelve months preceding such dates.

     The Company classifies fixed maturity securities which, (i) are in default as to principal or interest payments, or (ii) are to be restructured pursuant to commenced negotiations, (iii) went into bankruptcy subsequent to acquisition, or
(iv) are deemed to have other than temporary impairments to value as "problem fixed maturity securities". At December 31, 1998 and 1997, the carrying value of problem fixed maturities held by the Company was $33.9 million and $30.2 million, respectively. In addition, at December 31, 1998 and 1997, the Company held $8.6 million and $0.0 million of fixed maturity securities which had been restructured. Gross interest income that would have been recorded in accordance with the original terms of restructured fixed maturity securities amounted to $0.9 million and $0.0 million for the years ended December 31, 1998 and 1997, respectively. Gross interest income on these fixed maturity securities included in net investment income aggregated $1.3 million and $0.0 million for the years ended December 31, 1998 and 1997, respectively.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity dates (excluding scheduled sinking funds) as of December 31, 1998, are as follows ($ in millions):

                                                                       1998
                                                              -----------------------
                                                              AMORTIZED    ESTIMATED
                                                                COST       FAIR VALUE
                                                              ---------    ----------
Due in one year or less.....................................  $  108.2      $  108.4
Due after one year through five years.......................     667.9         685.9
Due after five years through ten years......................     998.5       1,040.8
Due after ten years.........................................     622.5         644.5
                                                              --------      --------
          Subtotal..........................................   2,397.1       2,479.6
Mortgage- and asset-backed securities.......................     633.4         652.4
                                                              --------      --------
          Total.............................................  $3,030.5      $3,132.0
                                                              ========      ========

     Fixed maturity securities that are not due at a single maturity date have been included in the preceding table in the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

     Proceeds from sales of fixed maturity securities including those in the Closed Block during 1998, 1997 and 1996 were $396.9 million, $225.0 million and $197.3 million, respectively. Gross gains of $10.6 million, $5.2 million, and $4.1 million and gross losses of $2.9 million, $2.6 million, and $4.3 million were realized on these sales, respectively.

  Equity Securities

     The cost, gross unrealized gains and losses, and estimated fair value of marketable and nonmarketable equity securities at December 31, 1998 and 1997 are as follows ($ in millions):

                                                           GROSS            GROSS          ESTIMATED
                                                         UNREALIZED      UNREALIZED          FAIR
                                          COST             GAINS           LOSSES            VALUE
                                     ---------------   --------------   -------------   ---------------
                                      1998     1997     1998    1997    1998    1997     1998     1997
                                     ------   ------   ------   -----   -----   -----   ------   ------
Marketable equity securities.......  $233.6   $165.3   $ 48.7   $30.2   $ 6.7   $ 4.9   $275.6   $190.6
Nonmarketable equity securities....   128.2    101.4     65.7    53.0    12.3     7.2    181.6    147.2
                                     ------   ------   ------   -----   -----   -----   ------   ------
                                     $361.8   $266.7   $114.4   $83.2   $19.0   $12.1   $457.2   $337.8
                                     ======   ======   ======   =====   =====   =====   ======   ======

     Proceeds from sales of equity securities during 1998, 1997 and 1996 were $165.0 million, $234.1 million and $164.7 million, respectively. Gross gains of $24.4 million, $44.4 million, and $35.9 million and gross losses of $17.2 million, $4.7 million, and $4.5 million were realized on these sales, respectively.

12.  MORTGAGE LOANS ON REAL ESTATE AND REAL ESTATE:

     Mortgage loans on real estate at December 31, 1998 and 1997 consist of the following ($ in millions):

                                                                1998        1997
                                                              --------    --------
Commercial mortgage loans...................................  $  546.1    $  963.5
Agricultural and other loans................................     465.4       521.5
                                                              --------    --------
Total loans.................................................   1,011.5     1,485.0
Less: valuation allowances..................................    ( 23.2)      (54.9)
                                                              --------    --------
Mortgage loans, net of valuation allowances.................  $  988.3    $1,430.1
                                                              ========    ========

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

     An analysis of the valuation allowances for 1998, 1997 and 1996 is as follows ($ in millions):

                                                              1998     1997     1996
                                                              -----    -----    -----
Balance, beginning of year..................................  $54.9    $67.0    $79.6
Increase (decrease) in allowance............................   11.9      1.4     (4.2)
Reduction due to pay downs and pay offs.....................  (16.0)   (12.7)    (0.6)
Transfers to real estate....................................   (4.0)    (0.8)    (7.8)
Transfers to the Closed Block...............................  (23.6)      --       --
                                                              -----    -----    -----
Balance, end of year........................................  $23.2    $54.9    $67.0
                                                              =====    =====    =====

     Impaired mortgage loans along with related valuation allowances were as follows ($ in millions):

                                                               1998      1997
                                                              ------    ------
Investment in impaired mortgage loans (before valuation
  allowances):
Loans that have valuation allowances........................  $116.7    $199.1
Loans that do not have valuation allowances.................    29.5     167.1
                                                              ------    ------
     Subtotal...............................................   146.2     366.2
Valuation allowances........................................    10.9      32.8
                                                              ------    ------
     Impaired mortgage loans, net of valuations
      allowances............................................  $135.3    $333.4
                                                              ======    ======

     Impaired mortgage loans that do not have valuation allowances are loans where the net present value of the expected future cash flows related to the loan or the fair value of the collateral equals or exceeds the recorded investment in the loan. Such loans primarily consist of restructured loans or loans on which impairment writedowns were taken prior to the adoption of SFAS No. 114, "Accounting by Creditors for Impairment of a Loan".

     During 1998 and 1997, the average recorded investment in impaired mortgage loans was approximately $300.1 million and $349.9 million, respectively including Closed Block mortgages. During 1998, 1997, and 1996, the Company recognized $24.2 million, $28.5 million, and $33.3 million, respectively, of interest income on impaired loans. See Note 19.

     At December 31, 1998 and 1997, the carrying values of mortgage loans which were non-income producing for the twelve months preceding such dates were $12.9 million and $21.1 million, respectively.

     At December 31, 1998 and 1997, the Company had restructured mortgage loans of $110.6 million (excluding the Closed Block) and $242.7 million, respectively. Interest income of $13.0 million, $20.3 million and $19.8 million was recognized on restructured mortgage loans in 1998, 1997, and 1996, respectively. Gross interest income on these loans that would have been recorded in accordance with the original terms of such loans amounted to approximately $18.1 million, $26.7 million, and $26.3 million in 1998, 1997 and 1996, respectively.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The following table summarizes the Company's real estate at December 31, 1998 and 1997:

                                                              AS OF DECEMBER 31,
                                                              ------------------
                                                               1998       1997
                                                              -------    -------
                                                               ($ IN MILLIONS)
Real estate to be disposed of(1)............................  $393.7     $800.2
Impairment writedowns.......................................   (50.2)     (96.3)
Valuation allowance.........................................   (30.6)     (82.7)
                                                              ------     ------
Carrying value of real estate to be disposed of.............  $312.9     $621.2
                                                              ======     ======
Real estate held for investment(2)..........................  $381.9     $533.6
Impairment writedowns.......................................   (60.6)     (37.7)
                                                              ------     ------
Carrying value of real estate held for investment...........  $321.3     $495.9
                                                              ======     ======

---------------

(1) Amounts presented as of December 31, 1998 and 1997 are net of $29.0 million and $75.0 million, respectively, relating to impairments taken upon foreclosure of mortgage loans.

(2) Amounts presented as of December 31, 1998 and 1997 are net of $26.8 million and $35.0 million, respectively, relating to impairments taken upon foreclosure of mortgage loans.

     An analysis of the valuation allowances relating to real estate classified as to be disposed of for the years ended December 31, 1998, 1997 and 1996 is as follows ($ in millions):

                                                                1998     1997     1996
                                                                -----    -----    -----
Balance, beginning of year..................................    $82.7    $46.0    $49.1
Increase due to transfers of properties to real estate to be
  disposed of during the year...............................      1.7     66.1     11.6
Increases (decreases) in valuation allowances from the end
  of the prior period on properties to be disposed of.......      5.0     (2.3)     5.2
Decrease as a result of transfers of valuation allowances to
  held for investment.......................................    (13.5)     0.0      0.0
Decrease as a result of sale................................    (45.3)   (27.1)   (19.9)
                                                                -----    -----    -----
Balance, end of year........................................    $30.6    $82.7    $46.0
                                                                =====    =====    =====

     Real estate is net of accumulated depreciation of $290.1 million and $494.4 million for 1998 and 1997, respectively, and depreciation expense recorded was $26.6 million, $45.1 million and $48.3 million for the years ended December 31, 1998, 1997 and 1996, respectively.

     At December 31, 1998 and 1997, the carrying value of real estate which was non-income producing for the twelve months preceding such dates was $12.5 million and $34.5 million, respectively. Approximately 77.8% of such real estate at December 31, 1998 consisted of land and the balance consisted of vacant buildings.

     The carrying value of impaired real estate as of December 31, 1998 and 1997 was $78.4 million and $62.3 million, respectively. The depreciated cost of such real estate as of December 31, 1998 and 1997 was $189.1 million and $196.4 million before impairment writedowns of $110.7 million and $134.0 million, respectively. The aforementioned impairments occurred primarily as a result of low occupancy levels and other market related factors. Losses recorded during 1998, 1997, and 1996 related to impaired real estate aggregated $5.9 million, $0.0 million, and $3.8 million, respectively, and are included as a component of net realized gains on investments.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

13.  ESTIMATED FAIR VALUE OF FINANCIAL INSTRUMENTS:

     The estimated fair values of the Company's financial instruments approximate their carrying amounts except for long-term debt as described below. The methods and assumptions utilized in estimating the fair values of the Company's financial instruments are summarized as follows:

  Fixed Maturities and Equity Securities

     The estimated fair values of fixed maturity securities are based upon quoted market prices, where available. The fair values of fixed maturity securities not actively traded and other non-publicly traded securities are estimated using values obtained from independent pricing services or, in the case of private placements, by discounting expected future cash flows using a current market interest rate commensurate with the credit quality and term of the investments. Equity securities primarily consist of investments in common stocks and limited partnership interests. The fair values of the Company's investment in common stocks are determined based on quoted market prices, where available. The fair value of the Company's investments in limited partnership interests are based on amounts reported by such partnerships to the Company.

  Mortgage Loans

     The fair values of mortgage loans are estimated by discounting expected future cash flows, using current interest rates for similar loans to borrowers with similar credit risk. Loans with similar characteristics are aggregated for purposes of the calculations. The fair value of mortgages in process of foreclosure is the estimated fair value of the underlying collateral.

  Policy Loans

     Policy loans are an integral component of insurance contracts and have no maturity dates. Management has determined that it is not practicable to estimate the fair value of policy loans.

  Long-term Debt

     The fair value of long-term debt at December 31, 1998 was $419.9 million and is determined based on contractual cash flows discounted at market rates. The estimated fair values for non-recourse mortgage debt are determined by discounting contractual cash flows at a rate which takes into account the level of current market interest rates and collateral risk.

  Separate Account Assets and Liabilities

     The estimated fair value of assets held in Separate Accounts is based on quoted market prices. The fair value of liabilities related to Separate Accounts is the amount payable on demand, which includes surrender charges.

  Investment-Type Contracts

     The fair values of annuities are based on estimates of the value of payments available upon full surrender. The fair values of the Company's liabilities under guaranteed investment contracts are estimated by discounting expected cash outflows using interest rates currently offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

14.  REINSURANCE:

     Life insurance business is ceded on a yearly renewable term basis under various reinsurance contracts. The Company's general practice is to retain no more than $4.0 million of risk on any one person for individual products and $6.0 million for last survivor products.

     The Company has entered into coinsurance agreements with other insurers related to a portion of its extended term insurance, guaranteed interest contract and long-term disability claim liabilities and reinsures approximately 50% of its block of paid-up life insurance policies.

     The following table summarizes the effect of reinsurance for the years indicated:

                                                               1998       1997      1996
                                                              -------    ------    ------
                                                                    ($ IN MILLIONS)
Direct premiums (includes $78.4, $78.1 and $78.2 of accident and health premiums for 1998, 1997, and 1996,
  respectively).............................................  $ 728.7    $871.0    $889.4
Reinsurance Assumed.........................................      5.3       6.2       8.3
Reinsurance ceded (includes $(78.2), $(3.5), and $(3.4) of
  accident and health premiums for 1998, 1997, and 1996,
  respectively).............................................   (112.3)    (38.6)    (37.9)
                                                              -------    ------    ------
Net premiums................................................  $ 621.7    $838.6    $859.8
                                                              =======    ======    ======
Universal life and investment type product policy fee income
  ceded.....................................................  $   8.9    $  8.8    $  8.5
                                                              =======    ======    ======
Policyholders' benefits ceded...............................  $ 107.3    $ 69.0    $ 44.6
                                                              =======    ======    ======
Interest credited to policyholders' account balances
  ceded.....................................................  $   6.5    $  9.9    $ 14.5
                                                              =======    ======    ======

     The Company is contingently liable with respect to ceded insurance should any reinsurer be unable to meet its obligations under these agreements. To limit the possibility of such losses, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk.

     Effective December 31, 1997, the Company transferred all of its existing in force disability income insurance business to a third party reinsurer under an indemnity reinsurance contract and ceased writing new disability income insurance business. As a result of this transaction, the Company recorded a loss before tax of approximately $9.1 million for the year ended December 31, 1997.

15.  DEBT:

     The Company's debt at December 31, 1998 and 1997 consists of the following ($ in millions):

                                                               1998      1997
                                                              ------    ------
DEBT:
Surplus Notes...............................................  $231.7    $219.6
Real Estate Mortgage Encumbrances...........................    94.6     155.8
Other.......................................................    49.1      48.2
                                                              ------    ------
                                                              $375.4    $423.6
                                                              ======    ======

  Surplus Notes

     On December 31, 1997, the Company issued the MONY Notes in connection with the Investment Agreement (see Note 2). The MONY Notes have a face amount of $115.0 million, a coupon rate of interest of 9.5% per annum, and mature on December 30, 2012. Interest on the MONY Notes is payable semi-

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES annually and principal is payable at maturity. Payment of interest on the MONY Notes may only be made upon the prior approval of the New York State Superintendent of Insurance.

     On August 15, 1994, the Company issued Surplus Notes due August 15, 2024 with a face amount of $125.0 million. The notes were issued at a discount of 42.1% from the principal amount payable at maturity, resulting in net proceeds after issuance expenses of approximately $70.0 million. The amount of such original issue discount represents a yield of 11.25% per annum for the period from August 15, 1994 until August 15, 1999. Interest on the notes will not accrue until August 15, 1999; thereafter, interest on the notes is scheduled to be paid on February 15 and August 15 of each year, commencing February 15, 2000, at a rate of 11.25% per annum.

     Payment of interest on the notes may only be made upon the prior approval of the New York State Superintendent of Insurance. The Company amortizes the discount using the interest method. For the years ended December 31, 1998, 1997, and 1996, the Company recorded interest expense of $12.1 million, $10.8 million, and $9.7 million, respectively, related to these notes.

  Real Estate Mortgage Encumbrances

     The Company has mortgage loans on certain of its real estate properties. The interest rates on these loans range from 7.9% to 8.7%. Maturities range from June 2000 to July 2009. For the years ended December 31, 1998, 1997 and 1996, interest expense on such mortgage loans aggregated $9.0 million, $12.3 million, and $12.9 million, respectively.

  Other

     During 1989, the Company entered into a transaction which is accounted for as a financing arrangement involving certain real estate properties held for investment. Pursuant to the terms of the agreement, the Company effectively pledged the real estate properties as collateral for a loan of approximately $35.0 million bearing simple interest at a rate of 8% per annum. Interest is cumulative. Periodic interest payments are not required. All principal and interest are effectively due at the maturity of the obligation (March 30, 2000) which is subject to extension at the option of the creditor. However, interest may be paid periodically subject to available cash flow from the real estate properties. At December 31, 1998 and 1997, the outstanding balance of the obligation including accrued interest was $42.4 million and $41.3 million, respectively. Interest expense on the obligation of $3.1 million, $3.0 million, and $2.9 million is reflected in Other Operating Costs and Expenses on the statements of income for the years ended December 31, 1998, 1997 and 1996, respectively.

     In 1988, the Company financed one of its real estate properties under a sales/leaseback arrangement. The facility was sold for $66.0 million, $56.0 million of which was in the form of an interest bearing note receivable and $10.0 million in cash. The note is due January 1, 2009. The transaction is accounted for as a financing. Accordingly, the facility remains on the Company's books and continues to be depreciated. An obligation representing the total proceeds on the sale was recorded by the Company at the effective date of the transaction, and is reduced based on payments under the lease. The lease has a term of 20 years beginning December 21, 1988 and requires minimum annual rental payments of $7.1 million in 1999, $7.3 million in 2000, $7.4 million in 2001, $7.6 million in 2002, $7.7 million in 2003 and $41.0 million thereafter. The Company has the option to renew the lease at the end of the lease term.

     Prior to December 31, 1997, the Company had outstanding debt which represented floating rate notes that were issued by a trust that qualified as a Real Estate Mortgage Investment Conduit (REMIC) under Section 860 of the Internal Revenue Code. For the years ended December 31, 1997 and 1996, the Company recorded interest expense of $0.8 million and $3.3 million, respectively, related to the REMIC. The weighted

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES average interest rate on the notes for the years ended December 31, 1997 and 1996 was 5.9%, and 5.8%, respectively.

     Prior to December 31, 1997, the Company had outstanding Eurobond debt. For the years ended December 31, 1997 and 1996 interest expense on the Eurobonds outstanding aggregated $2.1 million and $18.3 million, respectively. The weighted average interest rate on such debt for the years ended December 31, 1997 and 1996 was 8.13%, and 8.2%, respectively.

     At December 31, 1998, aggregate maturities of long-term debt based on required principal payments for 1999 and the succeeding four years are $12.2 million, $87.0 million, $35.9 million, $0.5 million, and $0.5 million, respectively, and $247.6 million thereafter.

16.  OFF-BALANCE SHEET RISK AND CONCENTRATION OF CREDIT RISK:

  Financial Instruments with Off-Balance Sheet Risk:

     Pursuant to a securities lending agreement with a major financial institution, the Company from time to time lends securities to approved borrowers. At December 31, 1998 and 1997, securities loaned by the Company under this agreement had a fair value of approximately $98.9 million and $36.4 million, respectively. The minimum collateral on securities loaned is 102 percent of the market value of the loaned securities. Such securities are marked to market on a daily basis and the collateral is correspondingly increased or decreased.

  Concentration of Credit Risk:

     At December 31, 1998 and 1997, the Company had no single investment or series of investments with a single issuer (excluding U.S. Treasury securities and obligations of U.S. government agencies) exceeding 3.5% and 1.9%, respectively, of total cash and invested assets.

     The Company's fixed maturity securities are diversified by industry type. The industries that comprise 10% or more of the carrying value of the fixed maturity securities at December 31, 1998 are Non-Government Asset/Mortgage-Backed of $448.0 million (14.3%), Public Utilities of $412.9 million (13.2%), Consumer Goods and Services of $408.5 million (13.1%) and Other Manufacturing of $391.3 million (12.5%).

     At December 31, 1997 the industries that comprise 10% or more of the carrying value of the fixed maturity securities were Other Manufacturing of $804.9 million (13.5%), Public Utilities of $747.9 million (12.6%), Consumer Goods and Services of $614.6 million (10.3%), Non-Government Asset/Mortgage-Backed of $608.4 million (10.2%), and Government and Agencies of $607.9 million (10.2%).

     The Company holds below investment grade fixed maturity securities with a carrying value of $252.0 million at December 31, 1998. These investments consist mostly of privately issued bonds which are monitored by the Company through extensive internal analysis of the financial condition of the issuers and which generally include protective debt covenants. At December 31, 1997, the carrying value of the Company's investments in below investment grade fixed maturity securities amounted to $304.3 million.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The Company has significant investments in commercial and agricultural mortgage loans and real estate (including joint ventures and partnerships). The locations of property collateralizing mortgage loans and real estate investment carrying values (in millions) at December 31, 1998 and 1997 are as follows:

                                                               1998                 1997
                                                        ------------------    -----------------
GEOGRAPHIC REGION:
Mountain..............................................  $  392.5      24.2%   $  591.5     23.2%
West..................................................     315.8      19.5       399.2     15.7
Southeast.............................................     292.2      18.0       616.3     24.2
Northeast.............................................     261.5      16.1       494.2     19.4
Midwest...............................................     220.7      13.6       253.7     10.0
Southwest.............................................     139.8       8.6       192.3      7.5
                                                        --------    ------    --------    -----
                                                        $1,622.5     100.0%   $2,547.2    100.0%
                                                        ========    ======    ========    =====

     The states with the largest concentrations of mortgage loans and real estate investments at December 31, 1998 are: Arizona, $235.3 million (14.5%); California $179.6 million (11.1%); New York, $140.7 million (8.7%); Georgia, $96.9 million (6.0%); Illinois, $93.0 million (5.7%); New Jersey, $93.0 million (5.7%); Texas, $91.1 million (5.6%).

     As of December 31, 1998 and 1997, the real estate and mortgage loan portfolio was also diversified as follows ($ in millions):

                                                               1998                 1997
                                                        ------------------    -----------------
PROPERTY TYPE:
Office buildings......................................  $  585.4      36.1%   $1,092.4     42.9%
Agricultural..........................................     459.7      28.4       515.0     20.2
Hotel.................................................     264.9      16.3       344.8     13.5
Retail................................................     164.1      10.1       332.1     13.0
Industrial............................................      51.0       3.1       111.4      4.4
Other.................................................      72.7       4.5        84.6      3.4
Apartment Buildings...................................      24.7       1.5        66.9      2.6
                                                        --------    ------    --------    -----
                                                        $1,622.5     100.0%   $2,547.2    100.0%
                                                        ========    ======    ========    =====

17.  COMMITMENTS AND CONTINGENCIES:

     (a) In late 1995 and thereafter, a number of purported class actions were commenced in various state and federal courts against the Company alleging that the Company engaged in deceptive sales practices in connection with the sale of whole and/or universal life insurance policies in the 1980s and 1990s. Although the claims asserted in each case are not identical, they seek substantially the same relief under essentially the same theories of recovery (i.e. breach of contract, fraud, negligent misrepresentation, negligent supervision and training, breach of fiduciary duty, unjust enrichment and/or violation of state insurance and/or deceptive business practice laws). Plaintiffs in these cases (including the Goshen case discussed below) seek primarily equitable relief (e.g., reformation, specific performance, mandatory injunctive relief prohibiting the Company from canceling policies for failure to make required premium payments, imposition of a constructive trust and/or creation of a claims resolution facility to adjudicate any individual issues remaining after resolution of all class-wide issues) as opposed to compensatory damages, although they also seek compensatory damages in unspecified amounts. The Company has answered the complaints in each action (except for one recently filed action and another being voluntarily held in abeyance), has denied any wrongdoing, and has asserted numerous affirmative defenses.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

     On June 7, 1996, the New York State Supreme Court certified the Goshen case, being the first of the aforementioned class actions filed, as a nationwide class consisting of all persons or entities who have, or at the time of the policy's termination had, an ownership interest in a whole or universal life insurance policy issued by the Company and sold on an alleged "vanishing premium" basis during the period January 1, 1982 to December 31, 1995. On March 27, 1997, the Company filed a motion to dismiss or, alternatively, for summary judgment on all counts of the complaint. All of the other putative class actions (with one exception discussed below) have been consolidated and transferred by the Judicial Panel on Multidistrict Litigation to the United States District Court for the District of Massachusetts, or are being voluntarily held in abeyance pending the outcome of the Goshen case. The Massachusetts District Court in the multidistrict litigation has entered an order essentially holding all of the federal cases in abeyance pending the action of the Goshen case. On October 21, 1997, the New York State Supreme Court granted the Company's motion for summary judgment and dismissed all claims filed in the Goshen case against the Company on the merits.

     In addition to the matters discussed above, the Company is involved in various other legal actions and proceedings in connection with its businesses. The claimants in certain of these actions and proceedings seek damages of unspecified amounts. During 1996, the Company paid $12.6 million to settle a number of these claims in the state of Alabama and, accordingly, recorded such amount in Other Operating Costs and Expenses for the year then ended.

     With respect to all of the other aforementioned pending litigation, the Company recorded a provision, which is reflected in Other Operating Costs and Expenses, of $10.3 million, $0.0 million, and $27.6 million during the years ended December 31, 1998, 1997 and 1996, respectively. While the outcome of such matters cannot be predicted with certainty, in the opinion of management, any additional liability beyond that recorded in the consolidated financial statements at December 31, 1998, resulting from the resolution of these matters will not have a material adverse effect on the Company's consolidated financial position or results of operations.

     Insurance companies are subject to assessments, up to statutory limits, by state guaranty funds for losses of policyholders of insolvent insurance companies. In the opinion of management, such assessments will not have a material adverse effect on the consolidated financial position and the results of operations of the Company.

     The Company maintains two lines of credit with domestic banks totaling $150.0 million with scheduled renewal dates in September 1999 and September 2003. Under these lines of credit, the Company is required to maintain a certain statutory tangible net worth and debt to capitalization ratio. The Company has not borrowed against the lines of credit since their inception.

     At December 31, 1998, the Company had commitments to issue $39.2 million of fixed rate agricultural loans with periodic interest rate reset dates. The initial interest rates on such loans range from approximately 6.7% to 7.7%. In addition, the Company had commitments to issue $76.4 million of fixed rate commercial mortgage loans with interest rates ranging from 7.0% to 8.1%. The Company had no commitments outstanding to purchase private fixed maturity securities as of December 31, 1998. At December 31, 1998, the Company had commitments to contribute capital to its equity partnership investment of $100.8 million.

     (b) The order, referred to above, by the New York State Supreme Court on October 21, 1997 was affirmed by the New York State Appellate Division, First Department on March 18, 1999. All actions before the United States District Court for the District of Massachusetts are still pending. In addition, on or about February 25, 1999, a purported class action was filed against MONY Life Insurance Company of America ("MLOA") in Kentucky State Court covering policyholders who purchased individual universal life insurance policies from MLOA after January 1, 1998 claiming breach of contract and violations of the Kentucky Consumer Protection Act. On March 26, 1999, MLOA removed that action to the United States District Court for the Eastern District of Kentucky, requested the Judicial Panel on multidistrict litigation to transfer

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES the action to the Judicial Panel of multidistrict litigation for the District of Massachusetts and sought a stay of further proceedings in the Kentucky District Court pending a determination on multidistrict transfer. The Company intends vigorously to defend that litigation. Due to the early stage of this litigation no determination can be made as to whether the Company will incur any loss with respect to this matter.

18.  STATUTORY FINANCIAL INFORMATION AND REGULATORY RISK-BASED CAPITAL:

     Financial statements of the Company prepared in accordance with SAP for filing with the New York State Insurance Department (the "Department") differ from financial statements of the Company prepared in accordance with GAAP. The principal differences result from the following: (i) subsidiaries are generally accounted for under the equity method of accounting under SAP, whereas subsidiaries in which the Company has a majority voting interest are consolidated under GAAP; (ii) acquisition costs are charged to operations as incurred under SAP rather than being amortized over the expected life of the contracts under GAAP; (iii) certain assets designated as "non-admitted assets" are charged directly to statutory surplus under SAP but are reflected as assets under GAAP; (iv) federal income taxes are provided only on taxable income for which income taxes are currently payable under SAP, whereas under GAAP deferred income taxes are recognized; (v) an interest maintenance reserve ("IMR") and asset valuation reserve ("AVR") are computed based on specific statutory requirements and recorded under SAP, whereas under GAAP, such reserves are not recognized; (vi) surplus notes are reported in statutory surplus under SAP, whereas under GAAP, such notes are recorded as a liability; (vii) premiums for universal life and investment-type products are recognized as revenue when due under SAP, whereas under GAAP, such amounts are recorded as deposits and not included in the Company's revenues; (viii) future policy benefit reserves are based on specific statutory requirements regarding mortality and interest, without consideration of withdrawals, and are reported net of reinsurance under SAP, whereas, under GAAP, such reserves are calculated using a net level premium method based on actuarial assumptions equal to guaranteed mortality and dividend fund interest rates and are reported gross of reinsurance; (ix) investments in bonds and redeemable preferred stocks are generally carried at amortized cost under SAP, whereas under GAAP, such investments are classified as "available for sale" and reported at estimated fair value; (x) pension expense for the Company's qualified defined benefit pension plan is recognized when pension contributions are deductible for federal income tax purposes, whereas under GAAP, such expense is recognized over the service period for all eligible employees; (xi) postretirement benefits are recognized for vested employees and current retirees under SAP, whereas under GAAP, such expenses are recognized over the service period for all eligible employees; (xii) methods used for calculating real estate and mortgage loan impairments, valuation allowances, and real estate depreciation under GAAP are different from those permitted under SAP; and (xiii) certain contracts with reinsurers are accounted for as reinsurance under SAP, whereas under GAAP, such contracts are accounted for as deposits ("financial reinsurance").

     MONY Life is restricted as to the amounts it may pay as dividends to the MONY Group. Under the New York Insurance Law, the New York Superintendent has broad discretion to determine whether the financial condition of a stock life insurance company would support the payment of dividends to its shareholders. The New York Insurance Department has established informal guidelines for the Superintendent's determinations which focus upon, among other things, the overall financial condition and profitability of the insurer under statutory accounting practices.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Set forth below are reconciliations of the Company's combined capital and surplus and the net change in capital and surplus, determined in accordance with SAP, with its equity and net income reported in accordance with GAAP as of and for each year ended December 31, 1998, 1997, and 1996, respectively.

                                                                1998        1997        1996
                                                              --------    --------    --------
                                                                      ($ IN MILLIONS)
Capital and surplus.........................................  $1,015.8    $  835.4    $  703.5
AVR.........................................................     341.8       348.6       317.7
                                                              --------    --------    --------
Capital and surplus, and AVR................................   1,357.6     1,184.0     1,021.2
Adjustments:
  Future policy benefits and policyholders' account
     balances...............................................    (254.8)     (386.5)     (356.8)
  Deferred policy acquisition costs.........................     439.7     1,007.1     1,095.2
  Valuation of investments:
     Real estate............................................    (182.1)     (343.9)     (372.7)
     Mortgage loans.........................................     (30.9)      (77.1)      (91.2)
     Fixed maturity securities..............................      55.8       154.4        39.9
     Other..................................................      25.8        12.0        12.7
  Deferred federal income taxes.............................      12.4        (6.6)      (42.6)
  Reinsurance...............................................    (106.7)     (108.7)     (141.0)
  Surplus notes.............................................    (231.7)     (219.6)      (93.8)
  Pension and postretirement benefits.......................      89.4        71.3        66.2
  Non-admitted assets.......................................      95.3        51.5        40.8
  Other, net................................................     (10.0)      (17.3)       (7.4)
Closed Block:
  Investments...............................................     123.1          --          --
  Future Policy Benefits and Policyholders' account
     balance................................................    (130.5)         --          --
  Deferred Policy Acquisition costs.........................     554.6          --          --
  Deferred Federal income taxes.............................     (61.2)         --          --
  Other.....................................................     (18.7)         --          --
                                                              --------    --------    --------
GAAP Equity.................................................  $1,727.1    $1,320.6    $1,170.5
                                                              ========    ========    ========

Net change in capital and surplus...........................  $  180.4    $  131.9    $   14.5
Change in AVR...............................................      (6.8)       30.9        32.4
                                                              --------    --------    --------
Net change in capital and surplus, and AVR..................     173.6       162.8        46.9
Adjustments:
  Future policy benefits and policyholders' account
     balances...............................................       1.2       (29.7)       (9.9)
  Reinsurance...............................................       2.0        32.3         5.3
  Deferred policy acquisition costs.........................      (6.5)      (40.2)      (12.9)
  Valuation of investments
     Real estate............................................     161.8        28.8        12.0
     Mortgage loans.........................................       8.0        14.1        15.0
     Fixed maturity securities..............................     (13.8)        8.6       (13.6)
     Other..................................................       2.8         6.3        (2.0)
  Deferred federal income taxes.............................     (13.7)       53.4        35.3
  Issuance of surplus notes.................................        --      (115.0)         --
  Amortization of discount on surplus notes.................     (12.1)      (10.8)       (9.7)
  Pension and postretirement benefits.......................      18.1         5.1        (4.1)

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                                1998        1997        1996
                                                              --------    --------    --------
                                                                      ($ IN MILLIONS)
  Capital contribution......................................    (221.9)         --          --
  Policy credits............................................      13.2          --          --
  Change in non-admitted assets.............................      43.8        10.7         0.9
  Other, net................................................       7.0        (9.3)       (6.7)
                                                              --------    --------    --------
Net income..................................................  $  163.5    $  117.1    $   56.5
                                                              ========    ========    ========

     The difference between statutory basis "net income" and the "net change in capital and surplus, and AVR" reflected in the reconciliation above primarily relates to the AVR, unrealized gains (losses) on equity securities, reinsurance gains, and certain contingency provisions which for statutory reporting purposes are charged directly to surplus and are not reflected in statutory basis net income. The combined statutory net income reported by the Company for the years ended December 31, 1998, 1997, and 1996 was $9.7 million, $88.5 million, and $62.7 million, respectively.

     In March 1998, the National Association of Insurance Commissioners ("NAIC") voted to adopt its Codification of Statutory Accounting Principles project (referred to hereafter as "codification"). Codification is a modified form of statutory accounting principles that will result in changes to the current NAIC Accounting Practices and Procedures Manual applicable to insurance enterprises. Although adoption of codification by all states is not a certainty, the NAIC has recommended that all states enact codification as soon as practicable with an effective date of January 1, 2001. It is currently anticipated that codification will become an NAIC state accreditation requirement starting in 2002. In addition, the American Institute of Certified Public Accountants and the NAIC have agreed to continue to allow the use of certain permitted accounting practices when codification becomes effective in 2001. Any accounting differences from codification principles, however, must be disclosed and quantified in the footnotes to the audited financial statements. Therefore, codification will likely result in changes to what are currently considered prescribed statutory insurance accounting practices.

     Each insurance company's state of domicile imposes minimum risk-based capital requirements. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of the Company's regulatory total adjusted capital, as defined by the NAIC, to its authorized control level risk-based capital, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. Each of the Company's insurance subsidiaries exceed the minimum risk based capital requirements.

     As part of their routine regulatory oversight, the Department recently completed an examination of MONY for each of the five years in the period ended December 31, 1996, and the Arizona State Insurance Department recently completed an examination of MONY's wholly owned life insurance subsidiary, MONY Life Insurance Company of America, for each of the three years in the period ended December 31, 1996. The reports did not cite any matter which would result in a material effect on the Company's financial condition or results of operations.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

19.  CLOSED BLOCK -- SUMMARY FINANCIAL INFORMATION

     Summarized financial information of the Closed Block as of December 31, 1998 and November 16, 1998 (date of establishment) and for the period from November 16, 1998 through December 31, 1998 is presented below:

                                                              DECEMBER 31,    NOVEMBER 16,
                                                                  1998            1998
                                                              ------------    ------------
                                                                    ($ IN MILLIONS)
ASSETS:
Fixed Maturities:
  Available for sale, at estimated fair value (amortized
     cost, $3,423.0 and $3,433.9)...........................    $3,574.0        $3,586.5
Mortgage loans on real estate...............................       431.7           464.9
Policy loans................................................     1,208.4         1,205.7
Cash and cash equivalents...................................       134.4            46.9
Premiums receivable.........................................        16.8            17.9
Deferred policy acquisition costs...........................       554.6           562.3
Other assets................................................       241.3           249.2
                                                                --------        --------
          Total Closed Block assets.........................    $6,161.2        $6,133.4
                                                                ========        ========
LIABILITIES:
Future policy benefits......................................    $6,715.6        $6,681.8
Policyholders' account balances.............................       298.0           296.4
Other policyholders' liabilities............................       163.5           171.3
Other liabilities...........................................       113.6           109.7
                                                                --------        --------
          Total Closed Block liabilities....................    $7,290.7        $7,259.2
                                                                ========        ========

                                                                 NOVEMBER 16,
                                                                 1998 THROUGH
                                                                 DECEMBER 31,
                                                                     1998
                                                                ---------------
                                                                ($ IN MILLIONS)
REVENUES:
Premiums....................................................         $100.1
Net investment income.......................................           46.6
Net realized gains (losses) on investments..................            2.4
Other Income................................................            0.6
                                                                     ------
          Total revenues....................................          149.7
                                                                     ------
BENEFITS AND EXPENSES:
Benefits to policyholders...................................          110.0
Interest credited to policyholders' account balances........            1.0
Amortization of deferred policy acquisition costs...........            9.0
Dividends to policyholders..................................           22.4
Other operating costs and expenses..........................            1.6
                                                                     ------
          Total benefits and expenses.......................         $144.0
                                                                     ------
Contribution from the Closed Block..........................         $  5.7
                                                                     ======

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

     At December 31, 1998 and November 16, 1998, there were no adjustments in the value of fixed maturity securities in the Closed Block deemed to be other that temporary or fixed maturities which have been non-income producing for the twelve months preceding such date.

     At December 31, 1998 and November 16, 1998, there were no problem fixed maturities which were restructured.

     The amortized cost and estimated fair value of fixed maturity securities in the Closed Block, by contractual maturity dates, (excluding scheduled sinking funds) as of December 31, 1998 are as follows ($ in millions):

                                                              AMORTIZED    ESTIMATED
                                                                COST       FAIR VALUE
                                                              ---------    ----------
Due in one year or less.....................................  $   47.0      $   47.4
Due after one year through five years.......................     868.3         887.6
Due after five years through ten years......................   1,443.4       1,524.8
Due after ten years.........................................     565.0         605.2
                                                              --------      --------
          Subtotal..........................................   2,923.7       3,065.0
Mortgage and asset backed securities........................     499.3         509.0
                                                              --------      --------
                                                              $3,423.0      $3,574.0
                                                              ========      ========

     Fixed maturity securities that are not due at a single maturity date have been included in the preceding table in the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

     Mortgage loans on real estate in the Closed Block at December 31, 1998 and November 16, 1998 consist of the following ($ in millions):

                                                              DECEMBER 31,    NOVEMBER 16,
                                                                  1998            1998
                                                              ------------    ------------
Commercial mortgage loans...................................     $382.0          $395.7
Agricultural and other loans................................       73.3            93.9
                                                                 ------          ------
          Subtotal..........................................      455.3           489.6
Less: valuation allowances..................................       23.6            24.7
                                                                 ------          ------
Mortgage loans, net of valuation allowances.................     $431.7          $464.9
                                                                 ======          ======

     An analysis of the valuation allowances for the period from November 16, 1998 through December 31, 1998 is as follows ($ in millions):

Beginning balance, November 16, 1998........................    $24.7
Increase (decrease) in allowance............................     (0.8)
Reduction due to pay downs and pay offs.....................     (0.3)
                                                                -----
Balance, December 31, 1998..................................    $23.6
                                                                =====

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Impaired mortgage loans along with related valuation allowances were as follows as of December 31, 1998 ($ in millions):

Investment in impaired mortgage loans (before valuation allowances):

Loans that have valuation allowances........................    $117.9
Loans that do not have valuation allowances.................      31.1
                                                                ------
          Subtotal..........................................     149.0
Valuation allowances........................................     (17.5)
                                                                ------
Impaired mortgage loans, net of valuation allowances........    $131.5
                                                                ======

     Impaired mortgage loans that do not have valuation allowances are loans where the net present value of the expected future cash flows related to the loan or the fair value of the collateral equals or exceeds the recorded investment in the loan. Such loans primarily consist of restructured loans or loans on which impairment writedowns were taken prior to the adoption of SFAS No. 114, "Accounting by Creditors for Impairment of a Loan".

     During the period from November 16, 1998 through December 31, 1998, the Closed Block's average recorded investment in impaired mortgage loans was approximately $138.3 million and the Closed Block recognized $1.8 million of interest income on impaired loans.

     At December 31, 1998 the carrying values of mortgage loans in the Closed Block which were non-income producing for the twelve months preceding such date was $0.5 million, respectively.

     At December 31, 1998, the Closed Block had restructured mortgage loans of $54.8 million. Interest income of $0.7 million was recognized on such loans during the period from November 16, 1998 through December 31, 1998. Gross interest income on these loans that would have been recorded in accordance with the original terms of such loans amounted to approximately $0.8 million.

20.  SEGMENT INFORMATION:

     The Company's business activities consist of the following: protection product operations, accumulation product operations, mutual fund operations, securities broker-dealer operations, insurance brokerage operations, and certain insurance lines of business no longer written by the Company (the "run-off businesses"). These business activities represent the Company's operating segments. Except as discussed below, these segments are managed separately because they either provide different products or services, are subject to different regulation, require different strategies, or have different technology requirements.

     Management considers the Company's mutual fund operations to be an integral part of the products offered by the Company's accumulation products segment, since substantially all the mutual funds sold by the Company are offered through, and in conjunction with, the products marketed by the accumulation products segment. Accordingly, for management purposes (including, performance assessment and making decisions regarding the allocation of resources), the Company aggregates its mutual fund operations with its accumulation products segment.

     Of the aforementioned segments, only the protection products segment and the accumulation products segment qualify as reportable segments in accordance with FASB Statement No. 131. All of the Company's other segments are combined and reported in an other products segment.

     Products comprising the protection products segment primarily include a wide range of individual life insurance products, including: permanent and last survivor whole life, term life, universal life, variable universal life, group life, and group universal life. In addition, included in the protection products segment are: (i) the assets and liabilities transferred pursuant to the Group Pension Transaction, as well as the Group

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

Pension Profits (see Note 9), (ii) the Closed Block assets and liabilities, as well as the Contribution from the Closed Block, and (iii) the Company's disability income insurance business. Products comprising the accumulation products segment primarily include fixed annuities, non-participating interest sensitive products (including; single premium deferred annuities, flexible premium deferred annuities, immediate annuities, and flexible premium variable annuities), proprietary mutual funds, investment management services, and certain other financial services products. The Company's other products segment primarily consists of the securities broker-dealer operation, the insurance brokerage operation, and the run-off businesses. The securities broker-dealer operation markets the Company's proprietary investment products and, in addition, provides customers of the Company's protection and accumulation products access to other non-proprietary investment products (including stocks, bonds, limited partnership interests, tax-exempt unit investment trusts and other investment securities). The insurance brokerage operation provides the Company's field agency force with access to life, annuity, small group health and specialty insurance products written by other carriers to meet the insurance and investment needs of its customers. The run-off businesses primarily consist of group life and health business, as well as group pension business that was not included in the Group Pension Transaction (see Note 9).

     Set forth in the table below is certain financial information with respect to the Company's operating segments as of and for each of the years ended December 31, 1998, 1997 and 1996, as well as amounts not allocated to the segments. Except for various allocations discussed below, the accounting policies of the segments are the same as those described in the summary of significant accounting policies. The Company evaluates the performance of each operating segment based on profit or loss from operations before income taxes and nonrecurring items (e.g. items of an unusual or infrequent nature). The Company does not allocate certain nonrecurring items to the segments. In addition, all segment revenues are from external customers.

     Assets have been allocated to the segments in amounts sufficient to support the associated liabilities of each segment. In addition, capital is allocated to each segment in amounts sufficient to maintain a targeted regulatory risk-based capital ("RBC") level for each segment (see Note 18). Allocations of net investment income and net realized gains on investments were based on the amount of assets allocated to each segment. Other costs and operating expenses were allocated to each of the segments based on: (i) a review of the nature of such costs, (ii) time studies analyzing the amount of employee compensation costs incurred by each segment, and (iii) cost estimates included in the Company's product pricing. Substantially all non-cash transactions and impaired real estate (including real estate acquired in satisfaction of debt) have been allocated to the Protection Products segment (see Note 4).

     Amounts reported as "unallocated amounts" in the table below primarily relate to: (i) contracts issued by MONY Life relating to its employee benefit plans, (ii) expenses incurred in 1996 and 1995 relating to settlements and reserves for various lawsuits and legal disputes, including lawsuits against the Company alleging market conduct improprieties (see Note 17), and (iii) expenses incurred in 1996 in connection with special termination benefits paid to certain employees under an early retirement program (see Note 6).

                     SEGMENT SUMMARY FINANCIAL INFORMATION

                                                              1998         1997         1996
                                                            ---------    ---------    ---------
                                                                      ($ IN MILLIONS)
PREMIUMS:
Protection Products.......................................  $   602.2    $   817.0    $   837.4
Accumulation Products.....................................        2.6          5.0          4.2
Other Products............................................       16.9         16.6         18.2
                                                            ---------    ---------    ---------
                                                            $   621.7    $   838.6    $   859.8
                                                            =========    =========    =========

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                              1998         1997         1996
                                                            ---------    ---------    ---------
                                                                      ($ IN MILLIONS)
UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCT POLICY FEES:
Protection Products.......................................  $    86.2    $    74.9    $    63.4
Accumulation Products.....................................       64.1         50.9         36.6
Other Products............................................        1.3          1.5          0.9
                                                            ---------    ---------    ---------
                                                            $   151.6    $   127.3    $   100.9
                                                            =========    =========    =========
NET INVESTMENT INCOME AND NET REALIZED GAINS (LOSSES) ON
  INVESTMENTS:
Protection Products.......................................  $   655.5    $   611.9    $   605.3
Accumulation Products.....................................      136.3        131.4        144.0
Other Products............................................       63.0         59.9         74.6
Unallocated amounts.......................................        2.2          1.9          3.6
                                                            ---------    ---------    ---------
                                                            $   857.0    $   805.1    $   827.5
                                                            =========    =========    =========
OTHER INCOME:
Protection Products(1)(7).................................  $    85.5    $    94.9    $    87.7
Accumulation Products.....................................       72.8         52.1         32.2
Other Products............................................       61.1         53.1         52.2
Unallocated amounts.......................................        5.7          5.3          4.7
                                                            ---------    ---------    ---------
                                                            $   225.1    $   205.4    $   176.8
                                                            =========    =========    =========
AMORTIZATION OF DEFERRED POLICY ACQUISITION COSTS:
Protection Products.......................................  $    92.4    $   146.8    $   135.0
Accumulation Products.....................................       29.6         34.4         23.2
                                                            ---------    ---------    ---------
                                                            $   122.0    $   181.2    $   158.2
                                                            =========    =========    =========
BENEFITS TO POLICYHOLDERS:(2)
Protection Products.......................................  $   663.4    $   821.1    $   854.0
Accumulation Products.....................................       79.6         92.5        102.8
Other Products............................................       41.6         45.2         54.1
Unallocated amounts.......................................        7.9          7.2          8.2
                                                            ---------    ---------    ---------
                                                            $   792.5    $   966.0    $ 1,019.1
                                                            =========    =========    =========
OTHER OPERATING COSTS AND EXPENSES:
Protection Products.......................................  $   287.1    $   281.0    $   276.3
Accumulation Products.....................................       84.4         66.3         52.8
Other Products............................................       80.2         66.2         81.9
Unallocated amounts.......................................        0.0          3.7         44.8
                                                            ---------    ---------    ---------
                                                            $   451.7    $   417.2    $   455.8
                                                            =========    =========    =========
INCOME BEFORE INCOME TAXES:
Protection Products.......................................  $   193.7    $   129.0    $   101.2
Accumulation Products.....................................       80.5         44.1         35.9
Other Products............................................       19.2         18.3          8.1
Unallocated amounts.......................................        0.0         (3.7)       (44.7)
                                                            ---------    ---------    ---------
                                                            $   293.4    $   187.7    $   100.5
                                                            =========    =========    =========

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                              1998         1997         1996
                                                            ---------    ---------    ---------
                                                                      ($ IN MILLIONS)
ASSETS:
Protection Products(3)(8).................................  $16,578.7    $15,776.5    $15,158.5
Accumulation Products.....................................    6,171.3      5,757.9      4,747.2
Other Products............................................    1,256.2      1,234.2      1,417.1
Unallocated amounts.......................................      890.9        842.7        820.7
                                                            ---------    ---------    ---------
                                                            $24,897.1    $23,611.3    $22,143.5
                                                            =========    =========    =========
DEFERRED POLICY ACQUISITION COSTS:
Protection Products(9)....................................  $   857.6    $   874.1    $   961.8
Accumulation Products.....................................      136.7        133.0        133.4
                                                            ---------    ---------    ---------
                                                            $   994.3    $ 1,007.1    $ 1,095.2
                                                            =========    =========    =========
POLICYHOLDERS' LIABILITIES:
Protection Products(4)(10)................................  $10,267.0    $10,105.7    $ 9,996.2
Accumulation Products.....................................    1,318.6      1,416.1      1,601.7
Other Products............................................      455.6        513.4        542.4
Unallocated amounts.......................................       17.4         16.5         88.3
                                                            ---------    ---------    ---------
                                                            $12,058.6    $12,051.7    $12,228.6
                                                            =========    =========    =========
SEPARATE ACCOUNT LIABILITIES:(5)
Protection Products(6)....................................  $ 4,056.8    $ 3,720.1    $ 3,393.0
Accumulation Products.....................................    4,452.6      4,002.6      2,851.4
Other Products............................................      621.9        547.7        625.6
Unallocated amounts.......................................      776.4        736.0        650.4
                                                            ---------    ---------    ---------
                                                            $ 9,907.7    $ 9,006.4    $ 7,520.4
                                                            =========    =========    =========

---------------
 (1) Includes Group Pension Profits of $56.8 million, $60.0 million and $59.5 million for the years ended December 31, 1998, 1997 and 1996, respectively. (See Note 9).

 (2) Includes interest credited to policyholders' account balances.

 (3) Includes assets transferred in the Group Pension Transaction of $5,751.8 million, $5,714.9 million and $5,627.6 million as of December 31, 1998, 1997 and 1996, respectively.

 (4) Includes policyholders' liabilities transferred in the Group Pension Transaction of $1,824.9 million, $1,991.0 million and $2,158.1 million as of December 31, 1998, 1997 and 1996 respectively.

 (5) Each segment includes separate account assets in an amount not less than the corresponding liability reported.

 (6) Includes separate account liabilities transferred in the Group Pension Transaction of $3,829.6 million, $3,614.0 million and $3,358.3 million as of December 31, 1998, 1997 and 1996, respectively.

 (7) Includes $5.7 million relating to the Contribution from the Closed Block for the period from November 16, 1998 through December 31, 1998 (see Note 3 and Note 19).

 (8) Includes Closed Block assets of $6,161.2 million as of December 31, 1998 (see Note 3 and Note 19).

 (9) Includes deferred policy acquisition costs allocated to the Closed Block of $554.6 million as of December 31, 1998 (see Note 3 and Note 19).

(10) Includes Closed Block policyholders' liabilities of $7,177.1 million as of December 31, 1998 (see Note 3 and Note 19).

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Substantially all of the Company's revenues are derived in the United States. Revenue derived from outside the United States is not material and revenue derived from any single customer does not exceed 10 percent of total consolidated revenues.

21.  PRO FORMA INFORMATION (UNAUDITED)

     The unaudited pro forma earnings information give effect to the Transaction as if it occurred January 1, 1998. Accordingly, pro forma earnings reflects the elimination of demutualization expenses, which were assumed to have been fully incurred prior to January 1, 1998, and the elimination of the differential earnings (surplus) tax applied to mutual life insurance companies. MONY Life is no longer subject to the differential earnings (surplus) tax as a stock life insurance company.

     The unaudited pro forma information is provided for information purposes only and should not be construed to be indicative of the Company's consolidated results of operation had the Transaction been consummated on the date assumed, and does not in any way represents a projection or forecast of the Company's consolidated results of operations as of any date for any future period.

     The pro forma revenue and expenses of the Closed Block for the year ended December 31, 1998, based on certain estimates and assumption that management believes are reasonable, as if The Closed Block had been established on January 1, 1998, are summarized below:

Premiums....................................................    $  643.9
Net Investment income.......................................       373.8
Net realized gain on investment.............................        10.2
Other income................................................         1.9
                                                                --------
  Total Revenue.............................................     1,029.8
                                                                --------
Benefits to policyholders...................................       665.4
Interest credited to policyholders' account balances........         8.7
Amortization of deferred policy acquisition costs...........        78.8
Dividends to policyholders..................................       214.9
Other operating cost and expenses...........................         9.8
                                                                --------
  Total Benefits and Expenses...............................       977.6
                                                                --------
     Contribution from the Closed Block.....................    $   52.2
                                                                ========